SCHEDULE 14A
                                    (Rule 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No.  )


               Filed by the registrant [X]
               Filed by a party other than the registrant [ ]
               Check the appropriate box:

               [X] Preliminary proxy statement
               [ ] Definitive proxy statement
               [ ] Definitive additional materials
               [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ZING TECHNOLOGIES, INC.
          -----------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

                               ZING TECHNOLOGIES, INC.
          -----------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)


               Payment of filing fee (Check the appropriate box):

               [ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l),
                      or 14a-6(j)(2).
               [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
               [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                    (1) Title of each class of securities to which transaction applies:
                           Common Stock, par value $.01
          -----------------------------------------------------------------

                    (2)    Aggregate  number   of   securities  to   which
                           transaction applies:

                             1,467,760 shares
          -----------------------------------------------------------------

                    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                         $8.1875 per share, based on average high and low bid and average high and low asked prices on March 30, 1995 on the NASDAQ National Market.
                    (4)  Proposed maximum aggregate value of transaction:
                         $12,017,285
          -----------------------------------------------------------------
                    (5)  Total fee paid:
                         $2,403.46
          -----------------------------------------------------------------

               [ ]    Fee paid previously with preliminary materials

          -----------------------------------------------------------------

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                    (1)  Amount previously paid:

          -----------------------------------------------------------------

                    (2)  Form, schedule or registration statement no.:

          -----------------------------------------------------------------

                    (3)  Filing party:

          -----------------------------------------------------------------

                    (4)  Date filed:

          -----------------------------------------------------------------

                                                   Draft of: March 28, 1995

                             PRELIMINARY PROXY MATERIALS
                             ---------------------------


                               ZING TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              ANNUAL MEETING OF SHAREHOLDERS OF ZING TECHNOLOGIES, INC.


                 The undersigned acknowledges receipt of a Notice of Annual Meeting and of an accompanying Proxy Statement/Prospectus, and hereby appoints Deborah J. Schrader and Martin S. Fawer and either of them, proxies with several powers of substitution, to vote for the undersigned at the Annual Meeting of Shareholders of ZING TECHNOLOGIES, INC. (the "Company"), to be held on June __, 1995 or at any adjournment thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement/Prospectus:

                 1. To approve the Agreement and Plan of Merger dated as of March 29, 1995 between the Company and Zing Merger Co., Inc. ("MergerCo"), pursuant to which all holders of the Company's common stock will have their shares converted into the right to receive certain payments and stock distributions, MergerCo will be merged with and into the Company and all of the Company's outstanding common stock will thereafter be owned by Robert E. Schrader and members of his family.

                         / / FOR         / /  AGAINST          / / ABSTAIN

                 2. In the event the Agreement and Plan of Merger is NOT approved, to elect the three nominees for director listed below (unless authority to vote is withheld as to all nominees by crossing out this Item, or as to any individual nominee by crossing out his name below) to serve in one of the two existing classes of the board for staggered terms as described in the accompanying Proxy Statement/Prospectus.

                                   Henry A. Singer
                                 John F. Catrambone
                                 Laurence W. Higgitt

                 3. In the event the Agreement and Plan of Merger is NOT approved, to approve the appointment of Ernst & Young LLP as the independent public accountants for the Company.


                         / / FOR         / /  AGAINST          / / ABSTAIN


                 4. In the event the Agreement and Plan of Merger is NOT approved, to transact any other business that may properly come before the meeting or any adjournment thereof, including the election of directors not named as nominees if any of such nominees shall be unable to serve as a director by reason of death, incapacity or for any other reason or for good cause will not serve, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies. If more than one of the above-named proxies shall be present in person or by substitute, both of the proxies so present and voting shall have and may exercise all the powers hereby granted.

         [Continued from other side]


                 Said proxies will withhold the vote on the election of directors if so instructed under Item 2.

         IF NO INSTRUCTION IS INDICATED, SAID PROXIES WILL VOTE IN FAVOR OF PROPOSALS 1 AND 3, IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL 2 AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 4.

                                          Dated:                     , 1995
                                                 --------------------
                                                  Please Date

                                          Signature(s):


                                          -----------------------------------
                                          (Please  sign under  name exactly
                                           as it appears on stock certificate)


         ___ Check here if you plan
              to attend the meeting

                             PRELIMINARY PROXY MATERIALS
                             ---------------------------

                               ZING TECHNOLOGIES, INC.
                                 115 Stevens Avenue
                              Valhalla, New York 10595
                                   (914) 747-7474

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                    June __, 1995


                 The Annual Meeting of Shareholders of Zing Technologies, Inc. (the "Company") will be held at The Summit at Westchester, Room A, Towers Perrin Training Center, 100 Summit Lake Drive, Valhalla, New York 10595, on June __, 1995 at 10:00 A.M., for the following purposes:


                     1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger dated as of March 29, 1995 (the "Merger Agreement") between the Company and Zing Merger Co., Inc. ("MergerCo"), a New York corporation wholly owned by Robert E. Schrader and his wife (collectively, the "Major Shareholder"), pursuant to which (the "Merger"): (A) all holders of the Company's common stock, $.01 par value (the "Common Stock" or "Zing Common Stock"), other than MergerCo and those shareholders who perfect their rights of appraisal ("Dissenting Shareholders"), will have such shares (the "Zing Shares" or "Shares") converted into the right to receive a pro rata share of substantially all of the Company's assets, such pro rata share to consist of an initial cash distribution, shares of stock of the Company's two subsidiaries, and a non-assignable contract right to receive on or about December 31, 1999 a contingent cash distribution representing substantially all of the remainder of the Company's assets; (B) MergerCo will be merged with and into the Company, with the Company being the surviving corporation (the Company, following the Merger, being referred to hereinafter as the "Surviving Corporation"); (C) all of the Company's outstanding common stock will thereafter be owned by the Major Shareholder; and (D) the Surviving Corporation will retain its pro rata portion of the initial cash distribution, shares of stock of the Company's two subsidiaries and non-assignable contract right, based upon the percentage of Zing Common Stock owned by MergerCo on behalf of the Major Shareholder immediately prior to the Merger.

                     2. In the event that the Merger Agreement is NOT approved, to elect to the Board of Directors three members to serve in a class, the term of which will expire at the second succeeding annual meeting of shareholders and until their successors shall be elected and shall qualify.

                     3. In the event that the Merger Agreement is NOT approved, to approve the appointment of Ernst & Young LLP as the independent public accountants for the Company.

                     4. In the event that the Merger Agreement is NOT approved, to transact such other business as may properly come before the Annual Meeting.

                     In the event that the Merger Agreement is approved, no further business will be transacted at the Annual Meeting and the Meeting will be adjourned.

                 As a result of  the Merger, holders of Zing Shares (except
         Dissenting Shareholders) shall have their Shares converted, on a pro rata basis, into the right to receive cash, a non-assignable contract right to receive on or about December 31, 1999 a contingent cash distribution, shares of common stock of the Company's two subsidiaries: Omnirel Corporation ("Omnirel") and Transition Analysis Component Technology, Inc. ("TACTech"), and shares of preferred stock of Omnirel. Dissenting Shareholders who properly perfect their statutory appraisal rights under
         Section 623 of the New York Business Corporation Law will have the right instead to seek appraisal of their Shares. (See "APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS" in the accompanying
          --------------------------------------------
         Proxy  Statement/Prospectus  for  a  statement of  the  rights  of
         Dissenting Shareholders and a description of the procedures required to be followed to obtain appraisal of their Shares.) Pursuant to the Merger Agreement, MergerCo will be merged with and into the Company, with the Company being the Surviving
         Corporation.   Immediately  following  the

         Merger, all of the Surviving Corporation's issued and outstanding Common Stock will be owned by the Major Shareholder and Omnirel and TACTech will be publicly traded companies.

                 At a meeting held on March 23, 1995, the Company's Board of Directors, with Mr. and Mrs. Schrader abstaining, unanimously determined that the Merger is fair to, and in the best interests of, the Company's shareholders, unanimously approved the Merger Agreement and unanimously determined to recommend that the shareholders approve the Merger Agreement.

                 The shareholders of record at the close of business on May _____, 1995 will be entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed. Your attention is directed to the Proxy
         Statement/Prospectus attached to this Notice for a full discussion of the proposals to be acted upon at the meeting.

                 New  York  law  requires  that  the  Merger  Agreement  be approved by holders of two thirds of the outstanding shares of Common Stock entitled to vote thereon. The Major Shareholder, through MergerCo, owned approximately 45.54% of the outstanding shares of Zing Common Stock as of May _____ 1995 and intends to vote all such shares for the approval and adoption of the Merger Agreement.

                 Whether  or not  you plan  to  attend the  Annual Meeting, kindly fill in, date and sign the enclosed Proxy exactly as your name appears on your stock certificate, and mail it promptly in the enclosed return envelope in order that your vote can be recorded. The giving of this Proxy will not affect your right to vote in person in the event you find it convenient to attend the Meeting. You may revoke your proxy in the manner described in the accompanying Proxy Statement/Prospectus at any time before it has been voted at the Meeting.


                                          By Order of the Board of Directors


                                          Deborah J. Schrader
                                          Secretary


         Dated:  May    , 1995
                     ---

              PLEASE DO NOT SEND IN ANY STOCK CERTIFICATE AT THIS TIME.

                 NEITHER THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT NOR THE SECURITIES TO BE ISSUED PURSUANT THERETO HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
         COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY
         STATEMENT/PROSPECTUS.    ANY  REPRESENTATION TO  THE  CONTRARY  IS
         UNLAWFUL.

                                  TABLE OF CONTENTS
                                  -----------------



          PROXY STATEMENT/PROSPECTUS  . . . . . . . . . . . . . . . . .   1

          AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . .   5

          PROXY STATEMENT/PROSPECTUS SUMMARY  . . . . . . . . . . . . .   6

          ANNUAL MEETING - SUMMARY  . . . . . . . . . . . . . . . . . .   7
                 Date, Time and Place of Meeting  . . . . . . . . . . .   7
                 Purposes of the Annual Meeting . . . . . . . . . . . .   7
                 Record Date; Quorum  . . . . . . . . . . . . . . . . .   7
                 Vote Required  . . . . . . . . . . . . . . . . . . . .   8
                 Appraisal Rights of Dissenting Shareholders  . . . . .   8

          THE MERGER - SUMMARY  . . . . . . . . . . . . . . . . . . . .   9
                 The Parties  . . . . . . . . . . . . . . . . . . . . .   9
                 The Merger . . . . . . . . . . . . . . . . . . . . . .   9
                 Effective Time of the Merger . . . . . . . . . . . . .  10
                 Effects of the Merger  . . . . . . . . . . . . . . . .  10
                 Conditions to the Merger . . . . . . . . . . . . . . .  11
                 Reasons for the Merger . . . . . . . . . . . . . . . .  11
                 Risk Factors . . . . . . . . . . . . . . . . . . . . .  12
                 Summary  of Certain  Federal Income Tax Consequences
                   of the Merger  . . . . . . . . . . . . . . . . . . .  12

          ZING TECHNOLOGIES, INC. - SUMMARY . . . . . . . . . . . . . .  14

          OMNIREL CORPORATION - SUMMARY . . . . . . . . . . . . . . . .  15
                 Business . . . . . . . . . . . . . . . . . . . . . . .  15
                 Trading Market . . . . . . . . . . . . . . . . . . . .  15
                 Post-Merger Dividend Policy  . . . . . . . . . . . . .  15

          TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. - SUMMARY  . .  16
                 Business . . . . . . . . . . . . . . . . . . . . . . .  16
                 Trading Market . . . . . . . . . . . . . . . . . . . .  16
                 Post-Merger Dividend Policy  . . . . . . . . . . . . .  16

          ZING TECHNOLOGIES, INC. . . . . . . . . . . . . . . . . . . .  17

          SUMMARY SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED
          FINANCIAL DATA  . . . . . . . . . . . . . . . . . . . . . . .  17

          ZING TECHNOLOGIES, INC.
          SUMMARY SELECTED CONSOLIDATED FINANCIAL DATA  . . . . . . . .  18

          THE ANNUAL MEETING  . . . . . . . . . . . . . . . . . . . . .  19
                 Matters to be Considered . . . . . . . . . . . . . . .  19
                 Proxies  . . . . . . . . . . . . . . . . . . . . . . .  20
                 Outstanding Shares and Voting Rights . . . . . . . . .  21
                 Quorum . . . . . . . . . . . . . . . . . . . . . . . .  21
                 Solicitation of Proxies  . . . . . . . . . . . . . . .  22

          RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . .  22
                 Uncertain Value of the Deferred Payment Right  . . . .  22
                 Deferred  Payment  Fund  Subject  to  Post-Effective
                  Time Liabilities  . . . . . . . . . . . . . . . . . .  23
                 Dependence   Upon   Major   Customers/Projects   for
                  Omnirel Products. . . . . . . . . . . . . . . . . . .  24
                 Decline in Defense and/or Aerospace Spending . . . . .  24
                 Dependence on Key Personnel  . . . . . . . . . . . . .  25
                 Control by Major Shareholder . . . . . . . . . . . . .  25
                 Lack of Diversification; Fluctuation in Market Price .  25
                 Reduction in Financial Resources . . . . . . . . . . .  26
                 Lack of a Current Public Market for Omnirel and
                  TACTech Stock . . . . . . . . . . . . . . . . . . . .  27
                 Absence of Dividends; Redemption Restrictions  . . . .  27
                 Omnirel Institutional Loans  . . . . . . . . . . . . .  28
                 Competition  . . . . . . . . . . . . . . . . . . . . .  28
                 Technological Change and New Product Development . . .  29

          THE MERGER  . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 The Parties  . . . . . . . . . . . . . . . . . . . . .  30
                 The Merger Agreement . . . . . . . . . . . . . . . . .  31
                 Effective Time of the Merger . . . . . . . . . . . . .  32
                 Effects of the Merger  . . . . . . . . . . . . . . . .  32
                 Vote Required  . . . . . . . . . . . . . . . . . . . .  32
                 Termination of the Merger Agreement  . . . . . . . . .  33
                 Treatment of Zing Options and Warrants . . . . . . . .  33
                 Purpose and Reason for the Merger  . . . . . . . . . .  34
                 Shareholder Differences Resulting from the Merger  . .  35
                 Cash Payment . . . . . . . . . . . . . . . . . . . . .  37
                 Deferred Payment Right . . . . . . . . . . . . . . . .  37
                 Paying Agent . . . . . . . . . . . . . . . . . . . . .  39
                 Accounting Treatment of the Merger . . . . . . . . . .  39
                 Price of Zing Common Stock; Dividends  . . . . . . . .  40
                 Federal and State Regulatory Requirements  . . . . . .  40
                 Surrender of Certificates  . . . . . . . . . . . . . .  40

          CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER . . . .  42
                 Tax Effects to Shareholders  . . . . . . . . . . . . .  42
                 Recognition of Gain or Loss to Zing on Distribution  .  44
                 Net Operating Loss Carryforwards of Zing . . . . . . .  45
                 Backup Withholding . . . . . . . . . . . . . . . . . .  46
                 Foreign Stockholders . . . . . . . . . . . . . . . . .  46

          APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS . . . . . . . . .  47

          CERTAIN TRANSACTIONS AMONG ZING, OMNIREL AND TACTECH  . . . .  51

          ZING TECHNOLOGIES, INC.
          SELECTED CONSOLIDATED FINANCIAL DATA  . . . . . . . . . . . .  52

          ZING MANAGEMENT'S DISCUSSION OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS . . . . . . . .  53
                 Results of Operations - Six Months Ended December
                  31, 1994 Compared to Six Months Ended December 31,
                  1993 . . . . . . . . . . . . . . . . . . . . . . .  .  53
                 Results of  Operations -  Fiscal Year 1994  Compared
                   to Nine Months Ended   June 30, 1993 . . . . . . . .  55
                 Results of Operations - Nine  Months Ended June  30,
                   1993 Compared to Fiscal 1992  . . . . . . . . . . .   57
                 Liquidity and Capital Resources  . . . . . . . . . . .  58
                 Impact of Inflation  . . . . . . . . . . . . . . . . .  58

          BUSINESS OF OMNIREL . . . . . . . . . . . . . . . . . . . . .  59
                 General  . . . . . . . . . . . . . . . . . . . . . . .  59
                 Competition  . . . . . . . . . . . . . . . . . . . . .  59
                 Marketing and Sales  . . . . . . . . . . . . . . . . .  60
                 Product Warranty . . . . . . . . . . . . . . . . . . .  62
                 Suppliers and Materials Used . . . . . . . . . . . . .  62
                 Patents, Trademarks and Licenses . . . . . . . . . . .  63
                 Inventory  . . . . . . . . . . . . . . . . . . . . . .  63
                 Environmental Compliance . . . . . . . . . . . . . . .  63
                 Research and Development . . . . . . . . . . . . . . .  64
                 Employees  . . . . . . . . . . . . . . . . . . . . . .  64
                 Properties . . . . . . . . . . . . . . . . . . . . . .  64
                 Bank Loans . . . . . . . . . . . . . . . . . . . . . .  65
                 Legal Proceedings  . . . . . . . . . . . . . . . . . .  65

          OMNIREL MANAGEMENT'S DISCUSSION AND ANALYSIS
          OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS  . . . . . .  66
                 Results of  Operations - Six  Months Ended  December
                   31, 1994 Compared to Six Months Ended
                   December 31, 1993  . . . . . . . . . . . . . . . . .  66

                 Results of Operations -  Fiscal Year 1994 Compared to Nine
                   Months Ended June
                     30, 1993 . . . . . . . . . . . . . . . . . . . . .  68
                 Trends . . . . . . . . . . . . . . . . . . . . . . . .  69
                 Sales  . . . . . . . . . . . . . . . . . . . . . . . .  69
                 Interest . . . . . . . . . . . . . . . . . . . . . . .  70
                 Liquidity and Capital Resources  . . . . . . . . . . .  72
          BUSINESS OF TACTECH . . . . . . . . . . . . . . . . . . . . .  74
                 General  . . . . . . . . . . . . . . . . . . . . . . .  74
                 Competition  . . . . . . . . . . . . . . . . . . . . .  76
                 Marketing, Sales and Licensing . . . . . . . . . . . .  77
                 Customer Support and Warranty  . . . . . . . . . . . .  77
                 Sources of Data Bases  . . . . . . . . . . . . . . . .  78
                 Trademarks, Copyrights and Licenses  . . . . . . . . .  78
                 Research and Development . . . . . . . . . . . . . . .  78
                 Employees  . . . . . . . . . . . . . . . . . . . . . .  78
                 Properties . . . . . . . . . . . . . . . . . . . . . .  79
                 Legal Proceedings  . . . . . . . . . . . . . . . . . .  79

          TACTECH MANAGEMENT'S DISCUSSION AND ANALYSIS
          OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS  . . . . . .  80
                 Results of  Operations - Six  Months Ended  December
                   31, 1994 Compared To     Six  Months  Ended December
                   31, 1993 . . . . . . . . . . . . . . . . . . . . . .  80
                 Results of Operation  - Fiscal Year 1994 Compared to
                   Nine Months Ended      June 30, 1993 . . . . . . . .  82
                 Trends . . . . . . . . . . . . . . . . . . . . . . . .  83

          DIRECTORS AND MANAGEMENT OF ZING  . . . . . . . . . . . . . .  83
                 Board of Directors . . . . . . . . . . . . . . . . . .  83
                 Board Committees and Meetings  . . . . . . . . . . . .  84
                 Security Ownership of Management . . . . . . . . . . .  85
                 Executive Officers . . . . . . . . . . . . . . . . . .  86
                 Compensation of Directors and Executive Officers . . .  87
                 Executive Compensation . . . . . . . . . . . . . . . .  87
                 Grants of Warrants . . . . . . . . . . . . . . . . . .  88
                 Aggregated Warrant Exercises in Last Fiscal Year
                  and Fiscal Year-End Warrant Values  . . . . . . . . .  88
                 Compensation of Directors  . . . . . . . . . . . . . .  88
                 Employment Contracts, Termination of  Employment and
                  Change-in-Control Arrangements  . . . . . . . . . . .  88
                 Compensation   Committee   Interlocks  and   Insider
                  Participation . . . . . . . . . . . . . . . . . . . .  90
                 Compensation Committee Report  . . . . . . . . . . . .  90
                 Comparative   Stock  Performance   Graph   For   The
                  Company's Common Stock  . . . . . . . . . . . . . . .  91

                 Interest  in  Certain  Transactions   of  Directors,
                  Officers and Principal Holders of Voting Securities .  92

          DIRECTORS AND MANAGEMENT OF OMNIREL . . . . . . . . . . . . .  93
                 Board of Directors . . . . . . . . . . . . . . . . . .  93
                 Security Ownership of Certain Beneficial Owners  . . .  94
                 Security Ownership of Management . . . . . . . . . . .  95
                 Executive Officers . . . . . . . . . . . . . . . . . .  97
                 Compensation of Directors and Executive Officers . . .  98
                 Executive Compensation . . . . . . . . . . . . . . . .  98
                 Management Incentive Rights Plan . . . . . . . . . . .  99
                 Grants of Warrants,  Options and SARs in Last Fiscal
                  Year  . . . . . . . . . . . . . . . . . . . . . . . .  99
                 Qualified Stock Option Plan  . . . . . . . . . . . . .  99
                 Non-Qualified Stock Option Exchange Plan . . . . . . . 100
                 1995 Non-Qualified Stock Option Plan . . . . . . . . . 100
                 Aggregated Option/SAR Exercises in Last Fiscal  Year
                  and Fiscal Year-End Option/SAR Values . . . . . . . . 101
                 Compensation of Directors  . . . . . . . . . . . . . . 101
                 Employment Contracts, Termination of  Employment and
                  Change-in-Control Arrangements  . . . . . . . . . . . 102
                 Compensation   Committee   Interlocks  And   Insider
                  Participation . . . . . . . . . . . . . . . . . . . . 102
                 Interest in Certain Transactions of Directors,
                  Officers and Principal Holders of Voting Securities.. 102

          DIRECTORS AND MANAGEMENT OF TACTECH . . . . . . . . . . . . . 104
                 Board of Directors . . . . . . . . . . . . . . . . . . 104
                 Security Ownership of Certain Beneficial Owners  . . . 105
                 Security Ownership of Management . . . . . . . . . . . 105
                 Executive Officers . . . . . . . . . . . . . . . . . . 106
                 Compensation of Directors and Executive Officers . . . 106
                 Executive Compensation . . . . . . . . . . . . . . . . 106
                 Summary Compensation Table . . . . . . . . . . . . . . 107
                 Grants of Warrants, Options and SAR's  . . . . . . . . 107
                 Compensation of Directors  . . . . . . . . . . . . . . 107
                 Employment Contracts, Termination of  Employment and
                  Change-in-Control Arrangements . . . . . . . . . . .  108
                 Interest  in   Certain  Transaction  of   Directors,
                  Officers and Principal Holders of Voting Securities . 108

          MARKET PRICE OF AND DIVIDENDS  FOR THE COMPANY'S COMMON STOCK
           AND RELATED SHAREHOLDER MATTERS  . . . . . . . . . . . . . . 109

          DESCRIPTION OF OMNIREL CAPITAL STOCK  . . . . . . . . . . . . 109
                 Authorized Capital Stock . . . . . . . . . . . . . . . 109

                 Common Stock . . . . . . . . . . . . . . . . . . . . . 110
                 Market for Common Stock  . . . . . . . . . . . . . . . 111
                 Dividends on Common Stock  . . . . . . . . . . . . . . 111
                 Preferred Stock  . . . . . . . . . . . . . . . . . . . 111
                 Dividends on Preferred Stock . . . . . . . . . . . . . 112
                 Redemption of Preferred Stock  . . . . . . . . . . . . 112
                 Market for Preferred Stock . . . . . . . . . . . . . . 113
                 Transfer Agent and Registrar . . . . . . . . . . . . . 113

          CAPITALIZATION OF OMNIREL . . . . . . . . . . . . . . . . . . 114

          DESCRIPTION OF TACTECH CAPITAL STOCK  . . . . . . . . . . . . 115
                 Authorized Capital Stock . . . . . . . . . . . . . . . 115
                 Common Stock . . . . . . . . . . . . . . . . . . . . . 115
                 Market for Common Stock  . . . . . . . . . . . . . . . 116
                 Dividends  . . . . . . . . . . . . . . . . . . . . . . 116
                 Transfer Agent and Registrar . . . . . . . . . . . . . 117

          CAPITALIZATION OF TACTECH . . . . . . . . . . . . . . . . . . 117

          SECURITY OWNERSHIP OF CERTAIN
          BENEFICIAL OWNERS AND MANAGEMENT OF ZING  . . . . . . . . . . 118
                 Principal Security Holders . . . . . . . . . . . . . . 118

          ELECTION OF ZING DIRECTORS  . . . . . . . . . . . . . . . . . 119
                 General  . . . . . . . . . . . . . . . . . . . . . . . 119
                 Nominees . . . . . . . . . . . . . . . . . . . . . . . 119
                 Security Ownership of Management . . . . . . . . . . . 120
                 Compensation of Directors and Executive Officers . . . 121
                 Executive Compensation . . . . . . . . . . . . . . . . 121
                 Grants of Warrants,  Options and SARs in Last Fiscal
                  Year  . . . . . . . . . . . . . . . . . . . . . . . . 121
                 Aggregate Warrant Exercises in Last Fiscal Year
                  and Fiscal Year-End Warrant Values  . . . . . . . . . 121
                 Compensation of Directors  . . . . . . . . . . . . . . 121
                 Employment Contracts, Termination of  Employment and
                  Change-in-Control Arrangements  . . . . . . . . . . . 122
                 Compensation   Committee   Interlocks  and   Insider
                  Participation . . . . . . . . . . . . . . . . . . . . 122
                 Interest  in  Certain  Transactions   of  Directors,
                  Officers and Principal Holders of Voting Securities . 122

          RATIFICATION OF APPOINTMENT OF INDEPENDENT
           PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . 122

          SHAREHOLDER PROPOSALS AT THE COMPANY'S
          NEXT ANNUAL MEETING OF SHAREHOLDERS . . . . . . . . . . . . . 123

          EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 123

          LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . 123

          INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE . . . . . . . 124

          OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . 124

          INDEX TO FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . F-1

                               ZING TECHNOLOGIES, INC.
                                  115 Stevens Avenue
                               Valhalla, New York 10595
                                    (914) 747-7474
                                                        TRANSITION ANALYSIS
          OMNIREL CORPORATION                    COMPONENT TECHNOLOGY, INC.
          205 Crawford Street                      22700 Savi Ranch Parkway
          Leominster, Massachusetts 01453     Yorba Linda, California 92686
          (508) 534-5776                                     (714) 974-7676



                              PROXY STATEMENT/PROSPECTUS
                              --------------------------
                            ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held On June _____, 1995

               This Proxy Statement/Prospectus is being furnished to shareholders of Zing Technologies, Inc., a New York corporation (the "Company" or "Zing"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on June _____, 1995 or at any adjournments thereof (the "Annual Meeting"). This Proxy Statement/Prospectus, together with the Annual Report of the Company for the fiscal year ended June 30, 1994, are being mailed to shareholders on or about May _____, 1995. The
          Company's Quarterly Reports for the three month periods ended September 30, 1994, December 31, 1994 and March 31, 1995, have been mailed to shareholders.

               At the Annual Meeting the shareholders of the Company will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger dated as of March 29, 1995 (the "Merger Agreement") between the Company and Zing Merger Co., Inc. ("MergerCo"), a New York corporation wholly owned by Robert E. Schrader and his wife (collectively, the "Major Shareholder"), pursuant to which: (A) all holders of the Company's common stock, $.01 par value, (the "Common Stock" or "Zing Common Stock"), other than Dissenting Shareholders (as hereinafter defined) and MergerCo (collectively, the "Zing Public Shareholders") will have their shares (the "Zing Shares" or "Shares") converted into the right to receive a pro rata share of substantially all of the Company's assets, comprised of (i) an initial cash payment expected to be in the amount of $1.25 per Share, (ii) a non-assignable contract right to receive on or about December 31, 1999 a contingent cash distribution (the "Deferred Payment Right"), and (iii) shares of common stock, $.01 par value, of the Company's two subsidiaries, Omnirel Corporation ("Omnirel" and the "Omnirel Common Stock") and Transition Analysis Component Technology, Inc. ("TACTech" and the "TACTech Common Stock"), and shares of preferred stock of Omnirel with a liquidation preference of $1.30 per share and a cumulative preferred dividend in the amount of [ ]% per annum (the "Omnirel Preferred Stock"); (B) MergerCo will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation (the "Surviving Corporation"); (C) all of the Surviving Corporation's common stock will thereafter be owned by the Major Shareholder; and (D), the Surviving Corporation will retain its pro rata portion of the initial cash distribution, Deferred Payment Right, Omnirel Common Stock, TACTech Common Stock and Omnirel Preferred Stock, based upon the percentage of Zing Common Stock owned by MergerCo on behalf of the Major Shareholder immediately prior to the Merger. The affirmative vote by holders of two thirds of the Company's outstanding shares of Common Stock entitled to vote thereon is required to approve the Merger Agreement.

               There are certain risks associated with the Merger and the issuance of shares of stock of the Company's two subsidiaries. See "RISK FACTORS."
               ------------

               NEITHER THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT NOR THE SECURITIES TO BE ISSUED PURSUANT THERETO HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY
          STATEMENT/PROSPECTUS.   ANY  REPRESENTATION TO  THE  CONTRARY  IS
          UNLAWFUL.
                                          2

               Dissenting Shareholders who properly perfect their statutory appraisal rights under Section 623 of the New York Business Corporation Law ("Dissenting Shareholders") will have the right to seek appraisal of their Zing Shares. See "APPRAISAL RIGHTS OF
                                                        -------------------
          DISSENTING  SHAREHOLDERS"  for  a  statement  of  the  rights  of
          ------------------------
          Dissenting Shareholders and a description of the procedures required to be followed to obtain appraisal of their Shares.

               Although the Surviving Corporation will retain its pro rata share of substantially all of the Company's assets on the same basis on which such assets will be distributed to the Zing Public Shareholders, there are certain differences between the Major Shareholder and the Zing Public Shareholders resulting from the Merger, including differences in respect of (i) the tax consequences of the Merger and (ii) the possibility that the Major Shareholder will benefit to a greater extent than the Zing Public Shareholders from Zing's net operating loss carryforwards (see "THE MERGER - Shareholder Differences Resulting From The
                -----------
          Merger; CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER").
                  -----------------------------------------------------

               After the Merger Omnirel and TACTech will be publicly traded companies, with the Surviving Corporation owning approximately 38.93% of the outstanding Omnirel Common Stock, 45.54% of the outstanding Omnirel Preferred Stock and approximately 40.98% of the outstanding TACTech Common Stock, the Zing Public Shareholders owning approximately 46.57% of the outstanding Omnirel Common Stock, 54.46% of the outstanding Omnirel Preferred Stock and approximately 49.02% of the outstanding TACTech Common Stock, and the present minority shareholders of Omnirel and TACTech owning the balance of such Common Stock, after giving effect to the exercise of warrants to purchase 139,331 shares of Zing Common Stock and options to purchase 407,806 shares of Omnirel Common Stock held by Omnirel management and assuming that no shareholders exercise appraisal rights. Unless otherwise indicated, all references to percentages of share ownership herein are on a fully diluted basis, reflecting the exercise of all such Zing warrants and Omnirel options, and stock splits of approximately 2.61414-for-one of Omnirel Common Stock and approximately 49.25-for-one of TACTech Common Stock to be effected upon shareholder approval of the Merger Agreement.

               At a meeting held on March 23, 1995, the Company's Board of Directors, with Mr. and Mrs. Schrader abstaining, unanimously determined that the Merger is fair to, and in the best interests of, the Company's shareholders, unanimously approved the Merger Agreement and unanimously determined to recommend that the shareholders vote FOR approval of the Merger Agreement.

               In the event that the Merger Agreement is NOT approved at the Annual Meeting, shareholders will also be asked to elect three directors of the Company to serve in a class for a term that will expire at the second succeeding annual meeting of shareholders, and to ratify the appointment of Ernst & Young LLP as the independent public accountants for the Company. The Board of Directors of the Company recommends unanimously that shareholders vote FOR the election of the nominated directors and the ratification of the appointment of Ernst & Young LLP. In the event that the shareholders approve the Merger Agreement, no further business will be transacted and the Annual Meeting will be adjourned.

               Omnirel  has  filed  a Registration  Statement  on  Form S-4 pursuant to the Securities Act of 1933, as amended (the "Securities Act") covering 2,744,227 shares of Omnirel Common Stock and 2,694,971 shares of Omnirel Preferred Stock (the "Omnirel Registration Statement"), and TACTech has also filed a Registration Statement on Form S-4 pursuant to the Securities Act covering 748,603 shares of TACTech Common Stock (the "TACTech
          Registration    Statement").        Accordingly,    this    Proxy
          Statement/Prospectus also constitutes the combined prospectuses for Omnirel and TACTech filed as part of the Omnirel and TACTech Registration Statements.

               The date of  this Proxy  Statement/Prospectus is May  _____,
          1995.

                                AVAILABLE INFORMATION
                                ---------------------

               The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith files proxy statements, reports and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices in Chicago (Suite 1400, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661) and in New York (75 Park Place, New York, New York 10007). Copies of such material can be obtained by mail from the Public Reference Section of the SEC at prescribed rates.

               Omnirel has filed the Omnirel Registration Statement with the SEC pursuant to the Securities Act with respect to the Omnirel Common Stock and Omnirel Preferred Stock to be distributed to all holders of Zing Shares, and retained by the Surviving Corporation, pro rata according to their Zing Common Stock holdings, pursuant to the Merger, and TACTech has filed the TACTech Registration Statement with the SEC pursuant to the Securities Act with respect to the TACTech Common Stock to be distributed to all holders of Zing Shares, and retained by the Surviving Corporation, pro rata according to their Zing Common Stock holdings, pursuant to the Merger. As permitted by the rules and regulations of the SEC, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings set forth in the Omnirel and TACTech Registration Statements. Such additional information can be inspected at and obtained from the SEC in the manner set forth above, upon payment of the prescribed rates. For further information, reference is made to the Omnirel and TACTech Registration Statements and the exhibits filed therewith. Statements contained in this Proxy Statement/Prospectus or in any document incorporated by reference in this Proxy Statement/Prospectus relating to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to one of the Registration Statements or such other document, each such statement being qualified in all respects by such reference.
                                          5

               NO PERSON IS  AUTHORIZED BY THE COMPANY, OMNIREL  OR TACTECH
          TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE SOLICITATION AND THE OFFERING MADE BY THIS PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/ PROSPECTUS DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR OFFERING MAY NOT LAWFULLY BE MADE.

               NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

               Until ninety (90) days after the Effective Time, all dealers effecting transactions in Omnirel Common Stock, Omnirel Preferred Stock or TACTech Common Stock, whether or not participating in the initial distribution to holders of Zing Shares of Omnirel Common Stock, Omnirel Preferred Stock or TACTech Common Stock, may be required to deliver a copy of this Proxy Statement/Prospectus.

                          PROXY STATEMENT/PROSPECTUS SUMMARY
                          ----------------------------------

               The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is intended to provide only certain facts and highlights of the material in this Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement/Prospectus and the Annexes hereto. Shareholders are urged to review carefully the entire Proxy Statement/Prospectus and the Annexes hereto.

                               ANNUAL MEETING - SUMMARY
                               ------------------------
          Date, Time and Place of Meeting

               The Annual Meeting will be held at The Summit at Westchester, Room A, Towers Perrin Training Center, 100 Summit Lake Drive, Valhalla, New York 10595 on June _____, 1995 at 10:00 A.M.

          Purposes of the Annual Meeting

               At the Annual Meeting, including any adjournment or postponement thereof, holders of the Company's Common Stock, will be asked to consider and vote upon the proposal to approve and adopt the Merger Agreement providing for the Merger of MergerCo with and into the Company, with the Company continuing as the Surviving Corporation, and all of the Company's issued and outstanding Common Stock thereafter being owned by the Major Shareholder. In the event that the Merger Agreement is NOT approved, shareholders shall consider and vote upon the following additional proposals: (i) to elect three nominees for director to serve in one of the two existing classes of the Board of Directors for staggered terms; (ii) to approve the appointment of Ernst & Young LLP as the independent public accountants for the Company; and (iii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. In the event that the Merger Agreement is approved, no further business will be transacted and the Annual Meeting will be adjourned. The Merger Agreement is attached to this Proxy Statement/Prospectus as Annex I.

          Record Date; Quorum

               Only holders of record of shares of Zing Common Stock at the close of business on May ___, 1995 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The presence, either in person or by properly executed proxy, of the holders of one third of the outstanding shares of Zing Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

          Vote Required

               The affirmative vote of the holders of two thirds of the outstanding shares of Zing Common Stock entitled to vote is required to approve and adopt the Merger Agreement. The Major Shareholder as the sole shareholder of MergerCo, controlled approximately 45.54% of the Company's outstanding Common Stock as of the Record Date, and has indicated his intention to vote all such shares in favor of the Merger Agreement. In the event that the Merger Agreement is NOT approved and the additional proposals are voted upon, the affirmative vote of the holders of a plurality of shares of Common Stock voting in person or by proxy at the Annual Meeting is required to elect each of the three nominees for directors, and the affirmative vote of the holders of a majority of shares of Common Stock voting in person or by proxy at the Annual Meeting is required to approve the appointment of Ernst & Young LLP as the independent public accountants for the Company.

          Appraisal Rights of Dissenting Shareholders

               Shareholders who object to the adoption and approval of the Merger Agreement and who strictly comply with the statutory requirements of Section 623 of the New York Business Corporation Law (the "BCL") will have the right to receive fair value for their shares of Zing Common Stock. ANY SUCH DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE ANNUAL MEETING, OR AT THE ANNUAL MEETING PRIOR TO THE VOTE ON THE MERGER AGREEMENT, WRITTEN OBJECTION TO THE MERGER, GIVING NOTICE OF HIS ELECTION TO DISSENT AND A DEMAND FOR PAYMENT OF THE FAIR VALUE OF HIS SHARES. A PROXY OR VOTE AGAINST APPROVAL AND ADOPTION OF THE MERGER AGREEMENT BY ITSELF IS INSUFFICIENT TO CONSTITUTE SUCH OBJECTION AND DEMAND. A vote FOR approval and adoption of the Merger Agreement will constitute a waiver of a shareholder's right of appraisal. Accordingly, a shareholder voting by proxy who desires to preserve his appraisal rights must either vote AGAINST approval and adoption of the Merger Agreement or ABSTAIN from voting on such matter, and file a written objection giving notice of his election as aforesaid.

                                 THE MERGER - SUMMARY
                                 --------------------
          The Parties
               The parties to the Merger are the Company and MergerCo.  The
          Company is a holding company with two subsidiaries, Omnirel and TACTech. Omnirel is a manufacturer of multi-chip power modules and semiconductor components serving the high reliability military and industrial markets. TACTech licenses proprietary computer software data bases to military semiconductor manufacturers, various segments of the Department of Defense and defense contractors. MergerCo is a recently formed New York corporation wholly owned by the Major Shareholder and was organized solely for the purpose of effecting the Merger.

          The Merger
               Pursuant to the Merger Agreement,  at the Effective Time (as
          hereinafter defined) MergerCo will be merged with and into the Company with the Company as the Surviving Corporation. As a result of the Merger, each issued and outstanding Zing Share will be converted into the following: (i) the right to receive cash, expected to be in the amount of $1.25 per Zing Share (the "Cash Payment"); (ii) the Deferred Payment Right; (iii) the right to receive one share of Omnirel Common Stock; (iv) the right to receive one share of Omnirel Preferred Stock; and (v) the right to receive one-fourth of a share (one share for every four Zing Shares) of TACTech Common Stock (collectively, and as further described  in  "THE MERGER  - The  Merger  Agreement," "  -  Cash
                          ----------
          Payment" and " - Deferred Payment Right". The Merger Consideration represents a pro rata share of substantially all of the Company's assets. As a result of the Merger, the Major Shareholder will be the sole owner of the Surviving Corporation and the Surviving Corporation will retain a pro rata share of the Merger Consideration, based upon the Major Shareholder's interest in Zing. All Dissenting Shareholders who do not vote in favor of the Merger and who properly perfect appraisal rights under
          Section 623 of the BCL will be entitled to receive fair value for their Shares as determined under Section 623.

          Effective Time of the Merger
               The Merger will become effective (the "Effective Time") at the time a Certificate of Merger is filed with the Secretary of State of the State of New York, which will be on or as soon as practicable after the closing of the Merger (the "Closing"). It is expected that the Closing will occur on the day of approval of the Merger Agreement at the Annual Meeting.

          Effects of the Merger
               Immediately following the Merger, the Major Shareholder will be the sole shareholder of the Surviving Corporation and, assuming that no shareholders exercise appraisal rights, the outstanding Omnirel Common Stock, outstanding Omnirel Preferred Stock and outstanding TACTech Common Stock, will be owned as follows:
                                  Omnirel          Omnirel          TACTech
                               Common Stock    Preferred Stock   Common Stock
                               ------------    ---------------   ------------
          Zing Public
           Shareholders            46.57%           54.46%          49.02%

          Surviving Corporation    38.93%           45.54%          40.98%

          Management Shareholders  14.50%           --              10.00%

          As a result of the Merger, no Zing Common Stock will be publicly traded, but the Omnirel Common and Preferred Stock and the TACTech Common Stock issued to holders of Zing Common Stock will be registered with the Securities and Exchange Commission (the "SEC") and will be eligible for public trading, either in the Over-the-Counter market (the "OTC"), with quotations published in the OTC Bulletin Board, with respect to the Omnirel Preferred Stock and the TACTech Common Stock, or in the National Market System ("NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), with respect to the Omnirel Common Stock. See "CAPITALIZATION OF OMNIREL" and
                                           --------------------------
          "CAPITALIZATION OF TACTECH" below.
           -------------------------

          Conditions to the Merger
               Closing of the Merger is subject to a number of conditions precedent in addition to shareholder approval of the Merger Agreement. These include the following: the SEC shall have declared the Omnirel Registration Statement and the TACTech Registration Statement effective; the Omnirel Common and Preferred Stock and the TACTech Common Stock shall have been qualified with the securities commissions of all U.S. jurisdictions where holders of Zing Shares reside; Omnirel shall be in compliance with all of its obligations pursuant to certain Bank Loans (as hereinafter defined) (see "BUSINESS OF OMNIREL -
                                                     -------------------
          Bank Loans"); no material adverse change in the financial condition of the Company shall have occurred; and the fair value of Shares tendered by Dissenting Shareholders, if any, shall not exceed $250,000. The Merger Agreement may also be terminated by the Company or by MergerCo for various reasons (see "THE MERGER -
                                                               ----------
          Termination of the Merger Agreement").

          Reasons for the Merger
               Management of the Company believes that the value of Omnirel
          Preferred and Common Stock and TACTech Common Stock, trading separately in the public market, will exceed the combined market value of those companies as represented by the applicable portion of the value of Zing Common Stock, because the Merger will enable investors to evaluate better the financial performance of each company, enhancing the likelihood that each will achieve appropriate market recognition and increase over time the value of an investment in each of the respective companies. The Merger will also provide the management of Omnirel and TACTech with an incentive (through their existing stock and stock option ownership) to increase the market value of their companies while simultaneously imposing direct accountability to public investors for their management policies and financial results. In addition, the Merger will enable Omnirel and TACTech more easily to obtain equity financing in the future and to use their stock to make acquisitions.

               As a result of the Merger, the Major Shareholder will retain his pro rata interest in the assets of Zing through continued ownership of the Surviving Corporation, rather than retaining such interest in the assets of Zing through a pro rata distribution of assets upon the liquidation of Zing. The Merger thus will allow the Major Shareholder to avoid potential adverse tax consequences which would arise from his receiving upon liquidation large blocks of illiquid stock in Omnirel and TACTech in which he would have a low basis for tax purposes and which stock could not be sold in the public market without significantly depressing prices. See "THE MERGER -- Purpose and
                                                  ----------
          Reason for the Merger" and "Shareholder Differences Resulting from the Merger" below.


          Risk Factors
               Shareholders should consider certain factors discussed under "RISK FACTORS," as well as other information set forth herein,
           -------------
          before voting on the Merger proposal.


          Summary of Certain Federal Income Tax Consequences of the Merger

               This summary is for general information of shareholders only as to their tax consequences and does not purport to be complete. For a more extensive discussion of Federal income tax consequences, see "CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE
                             ----------------------------------------------
          MERGER"  below.  The  consequences to any  particular shareholder
          ------
          may differ depending upon that shareholder's own circumstances and tax position. Certain types of shareholders (including financial institutions, tax-exempt organizations, foreign persons and persons who acquired their Zing Shares upon the exercise of employee incentive stock options, warrants or otherwise as compensation) may be subject to special rules. The discussion does not consider the effect of any applicable foreign, state or local tax laws. Each shareholder is urged to consult his tax advisor as to the particular tax consequences of the Merger to such shareholder, including the application of state, local and foreign tax laws. For purposes of this summary, shareholders are assumed to hold their Zing Shares as capital assets (generally, property held for investment).

               It is expected that the exchange of Zing Shares by the Zing Public Shareholders for the Merger Consideration will be taxable as a "sale or exchange" to the shareholder. In general, a shareholder will realize gain or loss on such sale in an amount equal to the difference between the value of the Merger Consideration he receives in connection with the Merger, and such shareholder's tax basis for the Zing Shares exchanged. Under the Internal Revenue Code as presently in effect, any net capital gain (i.e., the excess of net long-term capital gain over short-term capital loss) recognized on such sale will be subject to taxation at the same rates applicable to ordinary income if the Shares were held for one (1) year or less, up to 39.6% for individuals and 35% for corporations. However, any net capital gain recognized on such sale by a shareholder who has held his Zing Shares for more than one year will be subject to taxation at a marginal tax rate not exceeding 28%.

               Capital losses recognized by individuals will be deductible only to the extent of capital gains recognized by such holder in that same year, plus $3,000. Excess net capital losses can be carried forward and deducted in future years, subject to the foregoing limitations. Capital losses recognized by corporations will be currently deductible only to the extent of capital gains recognized during the same year. With certain limitations, excess losses may be carried back to the preceding three taxable years, and carried forward five (5) taxable years.

               It is  possible that  Zing will  have substantial  corporate level taxes to pay as a result of the Merger, even after utilizing all of the available net operating loss carryforwards ("NOL"). Assuming that the Effective Time occurs prior to June 30, 1995 and that the aggregate Merger Consideration is valued at $8.75 per Zing Share, the taxes payable by Zing (on a consolidated basis with Omnirel and TACTech), including taxes payable as a result of the Merger, are estimated to be from $550,000 to $750,000 after application of Zing's existing NOL of approximately $1,200,000. The actual taxes may vary considerably from the foregoing estimated taxes, depending upon a number of assumptions, including (i) the market value of Zing Common Stock at the Effective Time, (ii) the value of the respective securities comprising a portion of the Merger Consideration, and
          (iii) the amount of taxable income of Zing, Omnirel and TACTech for the Fiscal Year ending June 30, 1995. For each incremental increase or decrease of $1.00 in the market price of Zing Common Stock above or below the value of $8.75 per share at the Effective Time, it is estimated that, depending on a number of assumptions, Zing's taxes will increase or decrease, respectively, by approximately $500,000 to $600,000. Zing may terminate the Merger Agreement if its Board of Directors determines that Zing will be subject to significant taxes upon the Merger as a result of the then market price of Zing Common

          Stock. On March 22, 1995, the closing bid price for Zing Common Stock on the NASDAQ-NMS was $_______________ per share. If the Merger were not to take place, it is likely that the Zing NOL would be sufficient to shelter the taxable income of Omnirel and TACTech and no additional taxes for Fiscal Year 1995 would be payable by Zing and most of the Zing NOL would still be available for future use.

               In the event that the Merger were postponed until after June 30, 1996 (or more than five (5) years after Zing's acquisition of Omnirel), it is possible that if the transaction were restructured as a complete spin-off and liquidation of Zing, it could qualify as a tax-free spin-off, as a result of which gain or loss by Zing on the distribution of Omnirel Common and Preferred Stock and TACTech Common Stock would not be recognized and Zing Public Shareholders would receive their Omnirel and TACTech securities tax free. There are a number of requirements that must be met, however, in order for a spin-off to be a tax-free transaction. Therefore, there can be no assurance that the transaction, if postponed as aforesaid, would be able to qualify as a tax-free spin-off. The Company believes that by completing the Merger at this time, Omnirel and TACTech will derive the benefit of being a public company, including being able more easily to obtain equity financing in the future and to use their stock to make acquisitions, which would outweigh any possible benefit from waiting until July 1996 in order to seek qualification of the transaction as a tax-free spin-off.

                          ZING TECHNOLOGIES, INC. - SUMMARY
                          ---------------------------------

               Zing is a publicly traded holding company with two subsidiaries, Omnirel and TACTech. Omnirel is a manufacturer of multi-chip power modules and semiconductor components serving the high reliability military and industrial markets. TACTech is an information service company which licenses its proprietary computer software data bases to various segments of the Department of Defense, defense contractors and manufacturers of military-grade semiconductors. Immediately following the Merger, Zing's Common Stock will cease being publicly traded and Zing will be a holding company wholly owned by the Major Shareholder, whose assets will be approximately 38.93% of the issued and outstanding Omnirel Common Stock, 45.54% of the issued and outstanding Omnirel Preferred Stock, approximately 40.98% of the issued and outstanding TACTech Common Stock (assuming no shareholders exercise appraisal rights), possible net operating loss carry forwards, cash and a pro rata portion of the Deferred Payment Right. See "THE MERGER - Deferred Payment Right" below.
                               ----------

                            OMNIREL CORPORATION - SUMMARY
                            -----------------------------
          Business
               Omnirel   manufactures   multi-chip    power   modules   and
          semiconductor components. Power modules combine active and passive components in one package to produce integrated smart power electronic modules which control, drive and regulate the input and output of power in the motion control and power devices of which they form a part. Omnirel's products are used where circuit density, miniaturization, electrical performance and reliability are critical design requirements, such as in defense, aerospace, commercial aircraft and medical device industries, and in the production of industrial controls and power supplies where these same criteria are needed. Omnirel was organized as a Massachusetts corporation on July 22, 1985 and acquired by Zing on June 26, 1991. On _______________, 1995 Omnirel was
          reincorporated as a Delaware corporation.

          Trading Market
               There is not currently a trading market for Omnirel Common Stock or Omnirel Preferred Stock. Immediately following the Merger, Omnirel Common Stock and Preferred Stock will be publicly traded. Omnirel has applied for listing on the NASDAQ-NMS under the symbol of "OMNL" for its Common Stock, and anticipates that its Preferred Stock will be listed in the OTC Bulletin Board under the symbol of "OMNL-P". See "RISK FACTORS -Lack of a
                                                  ------------
          Current Market for Omnirel and TACTech Stock."

          Post-Merger Dividend Policy
               Management of Omnirel does not presently intend to pay cash dividends on Omnirel Common Stock following the Merger. The Omnirel Preferred Stock is entitled to a [ ]% cumulative preferred dividend, when and as declared by the Board of Directors. The dividend policy will be reviewed from time to time by Omnirel's Board of Directors based on Omnirel's earnings, financial position and such other business considerations as its Board of Directors considers pertinent. Omnirel's present lending arrangements prohibit payment of dividends. Omnirel expects that its lending arrangements as of the Effective Time will allow for the payment of dividends, subject to restrictions.

               TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. - SUMMARY
               --------------------------------------------------------
          Business
               TACTech is an information service company which licenses proprietary computer software data bases to various segments of the Department of Defense, defense contractors and manufacturers of military-grade semiconductors. The data bases provide subscribers with information for determining the projected life cycle (obsolescence) of micro-circuits and discrete semiconductor devices, and identifying functionally interchangeable devices from various manufacturers, used primarily in the manufacture of systems for military and aerospace applications. TACTech is a Delaware corporation organized by Zing on February 24, 1987.

          Trading Market
               There is not currently a trading market for TACTech Common Stock. Immediately following the Merger, TACTech Common Stock will be publicly traded. TACTech anticipates that its Common Stock will be listed on the OTC Bulletin Board under the symbol "TACT". See "RISK FACTORS - Lack of Current Market for Omnirel
                         ------------
          and TACTech Stock."

          Post-Merger Dividend Policy
               Management of TACTech does not presently intend to pay cash dividends on TACTech Common Stock following the Merger. The dividend policy will be reviewed from time to time by TACTech's Board of Directors based on TACTech's earnings, financial position and such other business considerations as its Board of Directors considers pertinent.

                               ZING TECHNOLOGIES, INC.
                              -------------------------

                SUMMARY SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED
                                    FINANCIAL DATA

               The following table summarizes certain selected historical and pro forma consolidated financial data of Zing from the Consolidated Financial Statements for the periods stated. The pro forma amounts reflect the pro forma effects of the Merger. The information set forth below should be read in conjunction with the information set forth under "ZING MANAGEMENT'S DISCUSSION AND
                                           --------------------------------
          ANALYSIS  OF FINANCIAL CONDITION  AND RESULTS OF  OPERATIONS" and
          ------------------------------------------------------------
          Zing's Consolidated Financial Statements and the Notes thereto included in the Annual Report being mailed to shareholders with this Proxy Statement/Prospectus. The Proforma data reflects the change from majority to less than majority control of Zing's two subsidiaries. Accordingly, the data reflects equity in earnings (losses) of subsidiaries and eliminates the consolidation of their results of operations and balance sheets.

                                                      Zing Technologies, Inc.
                                                      -----------------------
                                           Summary Selected Consolidated Financial Data
                                           --------------------------------------------

                                                           Historical                                       Pro Forma
                         --------------------------------------------------------------------------    -------------------------
                                                               Nine Months    Year      Six Months                    Six Months
                                                                 Ended        Ended       Ended        Year Ended       Ended
                                     Year Ended September 30,   June 30,     June 30,  December 31,    June 30,      December 31,
                                     ------------------------  ----------    --------  --------------  -----------   ------------
                                     1990     1991       1992     1993         1994    1993      1994     1994           1994
                                                                                       (Unaudited)
                         --------------------------------------------------------------------------------------------------------
                                                                   (000's omitted, except per share data)
                         --------------------------------------------------------------------------------------------------------

    STATEMENT OF INCOME DATA:
      Gross Revenues               $94,933   $96,445   $91,698   $52,602     $11,483  $ 5,444  $ 6,954    $ 861          $ 447
      Equity in earnings (losses)
        of subsidiaries              --         --        --        --          --        --       --      (224)           (35)
      Income (loss) from operations  2,004     1,943        21    (1,989)       (409)      12      (42)    (755)          (135)
      Income (loss) before income
       taxes and extraordinary item   (147)     (364)   (2,376)   (3,432)        165       12      417       34             62
      Net Income                   $   253   $    26   $(2,132)  $(3,623)    $   215  $    65  $   411    $  34          $  62

    ---------------------

    PER SHARE DATA(1):
      Net Income (loss)            $   .09   $   .01   $( .79)   $ (1.31)    $   .08  $   .08   $  .16   $  .03         $  .03
      Book Value                                                                                         $ 5.77         $ 5.77

    ---------------------
    Balance Sheets Data
     (end of period):

     Working Capital               $32,245   $20,632  $18,541    $ 6,228     $ 3,878  $ 3,039   $3,838   $1,876         $1,745
     Total Assets                   42,622    50,868   43,710     32,264      18,360   17,430   19,754   $8,199         $8,070
     Shareholder's equity           18,524    18,300   16,168     12,540      12,424   12,478   12,405   $7,084         $7,076

  ------------------------------
  (1)    Per  share  data  represents  income   (loss)  per  common  and  common
         equivalent share. See NOTE A to the Company's Selected Historical Consolidated Financial Information.
  (2) Equity in earnings (losses) of subsidiaries represent 45.54% of the applicable earnings (losses) of the subsidiaries for the stated periods.
  (3) Pro forma selected financial data does not include any gain or loss that may occur as a result of the proposed transaction.

                                  THE ANNUAL MEETING
                                  ------------------
          Matters to be Considered
               This Proxy Statement/Prospectus is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting to be held on June ___, 1995 or at any adjournments thereof.

               The purpose of the Annual Meeting is to consider and vote upon the approval and adoption of the Merger Agreement providing for the Merger of MergerCo with and into the Company, which will be the Surviving Corporation. Unless the context otherwise requires, all references in this Proxy Statement/Prospectus to "the Company" or "Zing" include Zing Technologies, Inc. and its consolidated subsidiaries, Omnirel and TACTech, prior to the Effective Time and Zing Technologies, Inc. as the Surviving Corporation after the Merger.

               At the Effective Time, each Zing Share which is issued and outstanding immediately prior to the Effective Time will be converted into the following series of rights, collectively comprising a pro rata share of substantially all of the Company's assets:
               (i) the right to receive the Cash Payment, expected to be in the amount of $1.25 per Share, without interest thereon;

               (ii) the right to receive a Deferred Payment Right;

              (iii) the right to  receive one share of  Omnirel Common Stock;

               (iv) the right  to receive  one share  of Omnirel  Preferred
                     Stock; and

               (v)  the right to receive  one-fourth of a share  (one share for every four Zing Shares) of TACTech Common Stock.


               Immediately after the Effective Time, all of the issued and outstanding shares of Zing Common Stock will be held by the Major Shareholder and Zing, as the Surviving Corporation, will retain its pro rata interest in the above rights. In addition, the Major Shareholder, through ownership of the Surviving Corporation, and not the Zing Public Shareholders, will own Zing's remaining net operating loss carryforwards, if any, after application of same to the Company's taxable income for Fiscal

          Year 1995, the Arrow Sale Proceeds (defined below) and taxes arising out of the Merger. See "THE MERGER - Shareholder
                                                 ----------
          Differences Resulting from the Merger; CERTAIN FEDERAL INCOME TAX
                                                 --------------------------
          CONSEQUENCES OF  THE MERGER" below.)   All Cash Payments  and all
          ---------------------------
          cash distributions pursuant to Deferred Payment Rights are to be made without interest. All Dissenting Shareholders who properly object to  the  Merger  and  perfect  appraisal  rights  will  be entitled to receive fair value for their Zing Shares as determined under Section 623 of the BCL. See "APPRAISAL RIGHTS
                                                           ----------------
          OF DISSENTING SHAREHOLDERS."
          --------------------------

               At a meeting of the Company's Board of Directors held on March 23, 1995, those members present at the meeting unanimously determined that the Merger is fair to, and in the best interests of, the Company's shareholders. The Board of Directors approved the Merger Agreement by the unanimous vote of those members present at such meeting and recommends that the shareholders vote FOR approval of the Merger Agreement.

               In the event that the Merger Agreement is NOT approved at the Annual Meeting, shareholders will be asked to elect three directors of the Company to serve in a class for a term that will expire at the second succeeding annual meeting of shareholders, and to ratify the appointment of Ernst & Young LLP as the independent public accountants for the Company. In such event, the Board of Directors of the Company recommends unanimously that shareholders vote FOR the election of the nominated directors and the ratification of the appointment of Ernst & Young LLP. In the event that the shareholders approve the Merger Agreement, no further business will be transacted and the Annual Meeting will be adjourned.

          Proxies
               Any shareholder  giving a  proxy may revoke  it at  any time prior to its use at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the meeting, he or she may vote his or her shares in person. Proxies, if duly signed and received in time for voting, and not so revoked, will be voted at the meeting. Where choices are specified by a shareholder by means of the ballot provided on the Proxy for that purpose, the Proxy will be voted in accordance with such specifications. In the absence of such specifications, the Proxy will be voted for approval of the Merger Agreement and, if the Merger Agreement is not approved by the requisite vote, for the election of the three directors nominated by management to the class herein described and the appointment of auditors selected by the Board of Directors as set forth in this Proxy Statement/Prospectus.

          Outstanding Shares and Voting Rights
               As of ____________ __, 1995, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding _____________ shares of the Company's Common Stock, which constitute the only outstanding securities of the Company having voting rights. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted. The affirmative vote of two thirds of the outstanding shares of Common Stock is required to approve and adopt the Merger Agreement. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is necessary for the appointment of auditors and the affirmative vote of a plurality of such shares is necessary for the election of each director.

          Quorum
               Under   New  York   State  law   and   the  Certificate   of
          Incorporation and By-Laws of the Company, for purposes of determining whether a quorum is present abstentions will be counted and broker non-votes will not be counted. The presence, either in person or by properly executed proxy, of the holders of one third of the outstanding shares of Zing Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. For purposes of determining whether the vote required for the election of directors and for the appointment of auditors selected by the Board of Directors, as set forth in this Proxy Statement/Prospectus, has been achieved, abstentions and broker non-votes will not be counted.

          Solicitation of Proxies
               The cost of soliciting proxies will be borne by the Company. In addition to solicitation by the use of the mails, certain officers and regular employees of the Company may solicit proxies personally and by telephone. The Company may request banks, brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their out-of-pocket expenses. The Company has also retained the firm of Regan & Associates, Inc. to assist in solicitations for a fee of $2,000 plus out-of-pocket disbursements.

                                     RISK FACTORS
                                     ------------
               In deciding whether to approve the Merger Agreement, shareholders of the Company should carefully consider the following risks associated with the Merger, in addition to the other matters set forth herein.

          Uncertain Value of the Deferred Payment Right
               Upon   consummation   of  the   Merger,   the  Zing   Public
          Shareholders will have no further equity interest in the Company. Rather, their only remaining interest in the Company will be represented by the Deferred Payment Right to receive on or about December 31, 1999 their pro rata share of a contingent cash distribution consisting of the amount of Zing cash on hand (after provision for the Cash Payment) as of the Effective Time, estimated to be approximately $2,000,000 (the "Initial Contribution"), (i) decreased by all cash expenditures for taxes (including taxes arising from the Merger and the distribution of the Merger Consideration to the Zing Public Shareholders) and other pre-Effective Time liabilities, including the fair value of Dissenting Shareholders' Zing Shares and reasonable expenses resulting from or attributable to Zing or its business prior to the Effective Time, or incurred in connection with the administration of the funds constituting the Initial Contribution or the Deferred Payment Fund (as defined below), and
          (ii) increased by all cash received after the Effective Time from pre-Effective Time transactions, including (x) repayment to Zing of certain loans, including a $250,000 loan to Omnirel, (y) amounts which may be received by the Surviving Corporation from

          Omnirel and TACTech pursuant to a tax sharing agreement among Zeus, Omnirel and TACTech, and (z) the amount received by the Surviving Corporation, if any, net of corporate taxes thereon, as a result of the obligation of Arrow Electronics, Inc. ("Arrow"), subject to certain conditions, to pay Zing an additional purchase price of up to a maximum of $2,000,000 (the "Arrow Sale Proceeds") from the sale to Arrow of certain net assets of Zing in May 1993 (the "Arrow Sale") and including all interest earned or income from the investment of the Initial Contribution and any of the foregoing additions thereto (the amount of the Initial Contribution as adjusted by the foregoing being referred to hereinafter as the "Deferred Payment Fund"). The amount of the Arrow Sale Proceeds is presently estimated to be approximately $1,300,000, based upon Arrow sales for the first nine (9) months of the applicable two-year measuring period (May 1994-April 1996) and assuming comparable results during the balance of such two-year period. There can be no assurance that any amount of Arrow Sale Proceeds will be received or, if received, that such proceeds will equal or approximate the maximum of $2,000,000. If the rate of Arrow sales decreases, even by a small amount, during the remainder of the two-year measuring period, there may be no Arrow Sale Proceeds to Zing. See "THE MERGER - Deferred Payment
                                              ----------
          Right." Further, there can be no assurance as to the amount of pre-Effective Time liabilities, including expenditures for taxes and in particular taxes arising from the Merger, and, accordingly, the value of the Deferred Payment Right is uncertain at this time.

          Deferred Payment Fund Subject to Post-Effective Time Liabilities
               The Initial Contribution, Approved Investments (as hereinafter defined) and proceeds therefrom, and all other monies from whatever source to be deposited in the Deferred Payment Fund will be retained by and remain assets of the Surviving Corporation until transferred to the paying agent. Accordingly, until such monies are transferred to the paying agent and distributed to Zing Public Shareholders pursuant to the Deferred Payment Right, they will be subject to the claims of the Surviving Corporation's creditors, including creditors who seek payment based upon post-Effective Time acts and transactions of the Surviving Corporation unrelated to Zing's business prior to the Effective Time. There can be no assurance that the Surviving Corporation will have any assets other than the Deferred Payment Fund, or that the value of any such assets will be sufficient to pay claims of the Surviving Corporation's creditors, if any.

          Dependence Upon Major Customers/Projects for Omnirel Products

               Sales of various products to a single customer, representing multiple industrial and military/aerospace programs at four separate locations, aggregated 19% of Omnirel's sales revenues for the Fiscal Year 1994 and a single project accounted for approximately 16% of Fiscal Year 1994 sales. The customer, due to orders already placed, is expected to represent a larger portion of Omnirel's Fiscal Year 1995 sales. For the six months ended December 31, 1994, such customer accounted for 44% of Omnirel's sales. Because of Omnirel's dependence on sales to one major customer in 1994 and 1995, and anticipated dependence on sales to such customer in 1996, which may not be realized, there can be no assurance that fiscal 1996 sales will match 1995 sales, or that, in the event sales to such major customer decline over the succeeding years, Omnirel will be able to compensate for the loss of such sales in Fiscal Year 1996 and beyond. Moreover, sales to Arrow Electronics, Omnirel's primary distributor, were 13% of sales revenues for Fiscal Year 1994, and 8% of sales revenues for the six months ended December 31, 1994. At the time of the Arrow Sale, Arrow was appointed Omnirel's exclusive distributor of its single and multi-chip semiconductor devices for a period ending in May 1995, after which period it is anticipated that Arrow will become a non-exclusive distributor for Omnirel. Although management deems its relationship with Arrow to be satisfactory, Omnirel does not expect significant difficulty in selling its single and multi-chip products to and/or through other distributors and customers, after the period of exclusivity ends but there can be no assurance that Omnirel will not experience difficulty in so doing.

          Decline in Defense and/or Aerospace Spending
               The businesses of both Omnirel and TACTech depend to a substantial extent upon sales to military and defense contractors. In the event that defense and/or aerospace spending were to decline significantly over the next several years, sales by Omnirel and TACTech could suffer a corresponding decline. In such event, both companies would have to seek replacement markets in other industries. There can be no assurance that such markets would be available or that either company would be successful in penetrating them.

          Dependence on Key Personnel
               The businesses of Omnirel and TACTech are substantially dependent upon the active participation and technical expertise of their executive officers. Omnirel is dependent upon the services of John F. Catrambone, its Chief Executive Officer, while TACTech is dependent upon Malcolm Baca, its Executive Vice President and Chief Operating Officer. It is anticipated that key-man life insurance policies on such executive officers in the amounts of $4,500,000 and $1,700,000, respectively, will be transferred from Zing to Omnirel and TACTech, respectively, as of the Effective Time. The Company's Board of Directors regularly re-evaluates the need for and amount of such key-man life insurance and has been assured by the Omnirel and TACTech Boards of Directors that such re-evaluation will continue following transfer of the policies. There can be no assurance, however, that either company could obtain executives of comparable expertise and commitment in the event of death, or that the business of either company would not suffer material adverse effects as the result of the death (notwithstanding coverage by key-man insurance), disability or voluntary departure of any such executive officer.

          Control by Major Shareholder
               Upon completion of the Merger, the Major Shareholder will own indirectly 1,227,211 shares of Omnirel Common Stock and 306,803 shares of TACTech Common Stock, or approximately 38.93% and 40.98%, respectively, of each company's voting securities. Accordingly, the Major Shareholder may be deemed to be a controlling person of both Omnirel and TACTech, although such control may be diminished by virtue of the separation and independence of the companies' boards of directors following the Merger.

          Lack of Diversification; Fluctuation in Market Price
               The corporate structure of Zing prior to the Merger has given it a degree of diversification. Since Omnirel and TACTech are each engaged in distinctively different businesses, following the Merger, an adverse development in either such business as a result of competition, technological change, further reductions in defense spending or other factors would have a greater impact on the earnings and financial condition of the affected company, and its ability to pay dividends, than such a development would have had on Zing in its pre-Merger structure. As a result, fluctuations in the value of the Omnirel Common Stock and the TACTech Common Stock would likely be greater than for Zing Shares prior to the Merger.

          Reduction in Financial Resources
               As subsidiaries of Zing, Omnirel and TACTech have in the past been able to resort to internal financial resources, including loans from Zing, to finance operating, research and development requirements. Although the management of each of Omnirel and TACTech expects that, following the Merger, it will have sufficient cash to finance its operating, research and development requirements with internal resources, or will have access to external debt or equity capital sources if required, the Merger will result in Zing's cash reserves no longer being available to each of Omnirel and TACTech. Historically, Zing has guaranteed both equipment loans and short-term revolving bank borrowings for Omnirel and has provided working capital and long-term loans to TACTech and Omnirel, but will cease providing such guarantees and loans following the Merger. The current amount of the approximately $685,000 working capital loan from Zing to TACTech will be contributed to the capital of TACTech and $3,500,000 of the approximately $5,500,000 in working capital loans from Zing to Omnirel, as of December 31, 1994 (collectively, the "Zing Loan"), will be exchanged for Omnirel Preferred Stock, with the approximately $2,000,000 balance being repaid as of the Effective Time. If funds were to be needed by Omnirel or TACTech in excess of either company's internal financial resources, there can be no assurance that such company would be able to obtain financing, or that such financing would be on terms as favorable as it would be if it had continued as a subsidiary of the Company, or, in the case of Omnirel, if Zing had continued to provide guarantees for equipment and short-term revolving bank loans. See "OMNIREL/TACTECH MANAGEMENT'S
                                              -----------------------------
          DISCUSSION AND  ANALYSIS OF  FINANCIAL CONDITION  AND RESULTS  OF
          -----------------------------------------------------------------
          OPERATIONS - Liquidity and Capital Resources" below.
          ----------

               As a result of the Merger, charges for SEC filing fees, legal and accounting fees and similar types of expenses will be borne directly by Omnirel and TACTech, which amounts are likely to be greater than the prior allocations of corporate overhead, and will have a corresponding depressing effect on earnings going forward. Moreover, following the Merger Omnirel and TACTech will each pay a management fee to the Surviving Corporation in the amount of $150,000 and $75,000, respectively, for managerial oversight services to be provided by Robert E. Schrader and Martin E. Fawer, the Chief Executive Officer and Chief Financial Officer, respectively, of Zing, which services were previously provided to Omnirel and TACTech and included in general corporate charges. Omnirel and TACTech will also pay their respective pro rata portions of costs related to the Merger.

          Lack of a Current Public Market for Omnirel and TACTech Stock

               There  is not  currently  a public  market  for the  Omnirel
          Common Stock or Preferred Stock or the TACTech Common Stock and there can be no assurance as to the prices at which trading in either company's stock will commence after the Merger. The process by which the securities trading markets establish a market price for any security is complex, involving the interaction of numerous factors, including the financial condition and prospects of the issuer of such security and general market forces. It is not possible to predict the market price of a security with any level of certainty, nor is it possible to isolate the specific market forces which determine the trading price of a specific security. Until the Omnirel Common and Preferred Stock and the TACTech Common Stock are fully distributed and an orderly market develops, if any does, the prices in any such stock may be depressed and/or may fluctuate significantly. Omnirel has applied or will apply for listing of its Common Stock on the NASDAQ-NMS under the symbol "OMNL" and anticipates that its Preferred Stock will be listed on the OTC Bulletin Board under the symbol "OMNL-P", while TACTech also anticipates that its Common Stock will be listed on the OTC Bulletin Board under the symbol of "TACT".

          Absence of Dividends; Redemption Restrictions
               Neither Omnirel nor TACTech currently intends to pay cash dividends on its Common Stock. Dividends on Omnirel's Preferred Stock, as well as on Omnirel's and TACTech's Common Stock, are subject to being declared by their Boards of Directors. Each company's dividend policy will be reviewed from time to time by its Board of Directors in light of its earnings and financial condition and such other business considerations as the Board of Directors considers pertinent. Furthermore, the Omnirel Preferred Stock is entitled to its dividend, on a cumulative basis, before payment of any dividend on the Omnirel Common Stock. In addition, Omnirel is prohibited under its present institutional lending agreements from paying dividends on and from redeeming any capital stock, including both Common Stock and Preferred Stock.

          Omnirel Institutional Loans

               Omnirel currently has outstanding to Fleet Bank (the "Bank") the full amount of its $300,000 revolving line of credit (the "Revolving Loan") and approximately $1,160,000 on its $1,200,000 equipment line of credit (the "Equipment Loan"). Omnirel is negotiating to obtain a commitment from the Bank to lend $2,000,000 to Omnirel upon the Merger being declared effective, to be secured by a mortgage on Omnirel's real estate (the "Mortgage Loan"), and to increase the Revolving Loan to $700,000 and the Equipment Loan to $1,800,000. It is anticipated that all such loans will contain cross-default provisions and restrictions on the payment of Preferred and Common Stock dividends. One event of default is the occurrence of any event which gives the Bank reasonable cause to consider the prospect of timely repayment to be impaired, even though no specific financial maintenance covenant has been breached. Any default under the Revolving Loan, the Equipment Loan or the Mortgage Loan could have a significant adverse impact on Omnirel and the value of the Omnirel Common and Preferred Stock. Moreover, to the extent that existing loans have priority liens on Omnirel's assets, any additional financing in the future would require subordination to the various Bank loans and may not be available to Omnirel on terms as favorable as those for existing financing, or on any terms acceptable to Omnirel. See "OMNIREL MANAGEMENT'S
                                                      ---------------------
          DISCUSSION AND  ANALYSIS OF  FINANCIAL CONDITION  AND RESULTS  OF
          -----------------------------------------------------------------
          OPERATIONS - Liquidity" below.
          ----------

          Competition
               Although the market for multi-chip power modules and packaged semiconductor components is fragmented and no single company maintains a dominant position, it is nevertheless highly competitive among the five manufacturers (including Omnirel) who collectively account for approximately 65% of sales to such market. Omnirel believes that its products and technologies can compete favorably with the products of its principal competitors.

          Nevertheless a few of these competitors have greater financial, marketing, servicing and research and development resources than those of Omnirel. There can be no assurance that existing or potential competitors will not develop and market products that are superior or perceived to be superior to multi-chip power modules and other products supplied by Omnirel.

               TACTech's license agreements are cancellable on thirty (30) days' notice. Moreover, approximately 50% of TACTech's information for its data bases comes from numerous companies in the private sector. Accordingly, there can be no assurance that existing arrangements with private suppliers of data will continue in effect or, if they are canceled, that TACTech will be able to enter into arrangements with other suppliers on terms as beneficial to TACTech as those presently in effect. Moreover, there can be no assurance that other companies, including existing customers of TACTech, will not avail themselves of sources of data to develop their own software and data base services either in competition with TACTech or to enable them to have their own sources for such services. TACTech's software services and data bases are protected by trade secret provisions of license agreements and by copyright laws, but because such provisions and laws are frequently difficult or costly to enforce, there can be no assurance that such protection will prove effective.

               Competition could adversely affect Omnirel's or TACTech's revenues and profitability, and could have a greater effect on either Omnirel or TACTech alone than it has had to date on the consolidated operations of Zing. See "BUSINESS OF OMNIREL
                                                      ---------------------
          CORPORATION - Competition"  and "BUSINESS OF  TRANSITION ANALYSIS
          -----------                      --------------------------------
          COMPONENT TECHNOLOGY, INC." below.
          --------------------------

          Technological Change and New Product Development

               In the event of changes in the structure of the computer hardware systems used by subscribers to operate TACTech's data base software, TACTech would incur capital costs for new equipment and development costs for reconfiguring its software programs, which costs could be substantial and could have an adverse effect on TACTech's profitability.

                                      THE MERGER
                                      ----------
          The Parties
               Zing Technologies, Inc. a New York corporation with executive offices at 115 Stevens Avenue, Valhalla, New York
          10595, (914) 747-7474, is a holding company with two subsidiaries, Omnirel and TACTech.

               Omnirel is a manufacturer of multi-chip power modules and semiconductor components, serving the high reliability military and industrial markets. A power module combines active and passive components in one package to produce an integrated smart power electronic module which drives, controls and regulates the input and output of power in motion control and power supply applications used in electronic systems and equipment. Omnirel's products are both standard and custom designed, and are used in the defense, aerospace, commercial aircraft, medical instrumentation and industrial controls. Omnirel was organized as a Massachusetts corporation on July 22, 1985 and acquired by the Company on June 26, 1991. On _______________, 1995 Omnirel
          was reincorporated as  a Delaware corporation.   See "BUSINESS OF
                                                                -----------
          OMNIREL CORPORATION."
          -------------------

               TACTech is an information service company which licenses its proprietary computer software data bases to segments of the Department of Defense, defense contractors and manufacturers of military grade semiconductors. These data bases provide users with information useful in determining the available sourcing for, and projected life cycle (obsolescence) of, microcircuits and discrete semiconductor devices used primarily in the manufacture of electronic systems for military or aerospace applications. TACTech is a Delaware corporation organized by Zing on February 24, 1987. See "BUSINESS OF TRANSITION ANALYSIS
                                            -------------------------------
          COMPONENT TECHNOLOGY, INC."
          --------------------------

               Zing Merger Co., Inc., a New York corporation with executive offices at 115 Stevens Avenue, Valhalla, New York 10595, (914) 747-7474, is a recently organized corporation wholly owned by the Major Shareholder. MergerCo has no operating history and was organized solely for the purpose of effecting the Merger.

          The Merger Agreement
               Pursuant to the terms of the Merger Agreement, a copy of which is annexed hereto as Annex I, MergerCo will be merged with and into the Company at the Effective Time and the Company will be the Surviving Corporation. At the Effective Time, each Zing Share held by Zing Public Shareholders will be converted into the following:
                    (i) the right to receive the Cash Payment of $1.25 per Share, which represents the pro rata right to receive all available cash of Zing at the Effective Time, except for the Initial Contribution which will be retained by Zing to discharge pre-Effective Time liabilities, including the fair value of Dissenting Shareholders' Zing Shares and tax obligations, and will constitute part of the Deferred Payment Fund;
                    (ii) the right to receive, on a pro rata basis, contingent distributions of cash from the Deferred Payment Fund;
                    (iii)     the  right to  receive one  share of  Omnirel
          Common Stock;
                    (iv) the  right  to  receive one  of  Omnirel Preferred
          Stock; and
                    (v) the right to receive one-fourth of a share (one share for every four Zing Shares) of TACTech Common Stock.

               All Cash Payments and all cash distributions made pursuant to the Deferred Payment Right are to be made without interest. All Dissenting Shareholders who properly perfect appraisal rights under Section 623 of the BCL will be entitled to receive fair value therefor as determined under Section 623. See "APPRAISAL
                                                                  ---------
          RIGHTS OF  DISSENTING SHAREHOLDERS."   Following  the Merger  the
          ----------------------------------
          sole shareholder of the Surviving Corporation will be the Major Shareholder and approximately 38.93% of Omnirel Common Stock, 45.54% of Omnirel Preferred Stock and 40.98% of TACTech Common Stock will be held by the Surviving Corporation (assuming no shareholders exercise appraisal rights).

               In addition to shareholder approval of the Merger Agreement, the Closing of the Merger (as hereinafter defined) is subject to a number of conditions precedent. These include the following: the SEC shall have declared the Omnirel Registration Statement and the TACTech Registration Statement effective; no material adverse change in the condition of the Company shall have occurred; Omnirel shall not be in default of any of its obligations with respect to the Bank Loans; and the fair value of Shares tendered by Dissenting Shareholders, if any, shall not exceed $250,000. The Merger Agreement may also be terminated by the Company or by MergerCo for various reasons (see "THE MERGER -
                                                               ----------
          Termination of the Merger Agreement").

          Effective Time of the Merger
               The Merger will become effective at the time a Certificate of Merger is filed with the Secretary of State of the State of New York. The Certificate of Merger will be filed on or as soon as practicable after the Closing. It currently is expected that the Closing will occur on the day of approval of the Merger Agreement at the Annual Meeting.

          Effects of the Merger
               At the Effective Time, each Zing Share will be converted into the right to receive the Merger Consideration and MergerCo will be merged with and into the Company, whereupon the separate corporate existence of MergerCo will cease. The Major
          Shareholder will be issued one hundred (100) Shares of the Surviving Corporation in exchange for the cancellation of all issued and outstanding shares of stock of MergerCo, whereupon the Major Shareholder will be the sole shareholder of the Surviving Corporation. Shares of Zing Common Stock will be delisted from the NASDAQ-NMS and public trading in shares of Zing Common Stock will cease. In addition, at the Effective Time public trading of the Omnirel Common and Preferred Stock will commence on the NASDAQ-NMS and the OTC market, respectively, and public trading of the TACTech Common Stock will commence in the OTC market.

          Vote Required
               The BCL requires, and the Merger Agreement provides, that the Merger is subject to approval by the vote of a two-thirds majority of the issued and outstanding shares of Zing Common Stock entitled to vote thereon. The Major Shareholder, through MergerCo, holds approximately 45.54% of such shares and intends to vote for approval of the Merger Agreement.

          Termination of the Merger Agreement
               Either the Company or MergerCo may terminate the Merger Agreement in the event the other has committed a material breach of the Merger Agreement or failed to perform a material covenant thereunder. In addition, either party may terminate the Merger Agreement if, for any reason, a condition cannot be satisfied and is not waived or the Merger has not been consummated before August 31, 1995. If the Company's shareholders fail to approve the Merger, or the Merger is not consummated for any other reason not the fault of MergerCo, the Merger Agreement will terminate and MergerCo will be entitled to reimbursement of all fees, costs and expenses incurred in connection with the Merger in an aggregate amount not to exceed $250,000. The Company may terminate the Merger Agreement, at its option and without any liability whatsoever to MergerCo, if the fair value of Zing Common Stock as reflected by the market price will result in the Company's being obligated, as determined by its Board of Directors, to pay taxes upon the Merger in an amount which would outweigh the benefits of proceeding. MergerCo may terminate the Merger Agreement if the fair value of Shares tendered by Dissenting Shareholders, if any, exceeds $250,000, based upon the number of Zing Shares tendered by Dissenting Shareholders and the market value of such Shares determined on the day before the Annual Meeting. In addition to the foregoing, the Closing of the Merger is subject to further conditions precedent: the SEC shall have declared the Omnirel and TACTech Registration Statements effective; no material adverse change in the condition of the Company shall have occurred prior to the Closing; and Omnirel shall be in compliance with all of its obligations with respect to the Bank Loans.

          Treatment of Zing Options and Warrants
               As of the date of this Proxy Statement/Prospectus the Company has no outstanding options or other rights to acquire Zing Common Stock except for outstanding warrants to purchase an aggregate of 139,331 shares of Zing Common Stock at a price of $1.34 per share (the "Warrants"). All such Warrants are currently exercisable and expire on November 1, 1997. The Warrant holders have received, or shortly will receive, notice of the proposed Merger and the request that all Warrants be exercised prior to the Effective Time or conditional upon the Merger becoming effective. Any shares of Zing Common Stock acquired upon exercise of a Warrant shall be deemed to be Zing

          Shares for purposes of the Merger Agreement. In the event that the aggregate value of the Merger Consideration per Share is less than the Warrant exercise price of $1.34, the Company believes no Warrants will be exercised. The Company expects that all Warrants will be exercised prior to the Merger. If any Warrant is exercised after the Effective Time, including payment of the exercise price of $1.34 for each such Warrant, the holder thereof shall not be entitled to receive any shares of Zing Common Stock, but shall be entitled to receive the same pro rata shares of Merger Consideration as he would have received if he had exercised such Warrant prior to the Effective Time.

          Purpose and Reason for the Merger
               Management of the Company believes that the value of Omnirel Preferred and Common Stock and TACTech Common Stock, trading separately in the public market, will exceed the market value of the companies as represented by Zing Common Stock, because the Merger will enable investors to evaluate better the financial performance of each company, enhancing the likelihood that each company will achieve appropriate market recognition and increase over time the value of an investment in each of the respective companies. In addition, the Merger will enable Omnirel and TACTech more easily to obtain equity financing in the future and to use their stock to make acquisitions. The Merger will also provide the management of Omnirel and TACTech with an incentive to increase the market value of their companies while simultaneously imposing direct accountability to public investors for their management policies and financial results.

               As a result of the Merger, the Major Shareholder will retain his pro rata interest in the assets of Zing through continued ownership of the Surviving Corporation, rather than through a pro rata distribution of assets upon the liquidation of Zing. The Merger thus will allow the Major Shareholder to avoid potential adverse tax consequences which would arise from his receiving upon liquidation his pro rata share of the Merger Consideration, including large blocks of illiquid stock in Omnirel and TACTech in which he would have a low basis for tax purposes and which stock could not be sold in the public market without significantly depressing prices. The Merger will also allow the Major Shareholder, and each of the Zing Public Shareholders, to independently control, or receive, respectively, his pro rata share of Zing's cash.

          Shareholder Differences Resulting from the Merger
               As a result of the Merger, the Major Shareholder will continue to own through the Surviving Corporation his pro rata share of Zing's assets without any tax consequence to the Major Shareholder caused by the Merger (other than indirectly bearing his pro rata share of taxes payable by Zing arising from the Merger) whereas the Zing Public Shareholders will receive their Merger Consideration as a taxable distribution from Zing in payment for the Shares exchanged, which is expected to result in recognition of gain or loss on the difference between (a) the cash and fair market value of the other Merger Consideration received by a Zing Public Shareholder, and (b) such holder's tax basis in the Shares surrendered. See also, "THE MERGER - Purpose
                                                       ----------
          and  Reason  for  the  Merger" and  "CERTAIN  FEDERAL  INCOME TAX
                                               ----------------------------
          CONSEQUENCES OF THE MERGER".
          --------------------------

               As a result of the Merger, each Share held by Zing Public Shareholders will be converted into the right to receive a pro rata share of substantially all of Zing's assets, comprised of the Cash Payment, a Deferred Payment Right, one share of Omnirel Common Stock (resulting in the Zing Public Shareholders owning approximately 46.57% of the outstanding shares of such security), one share of Omnirel Preferred Stock (resulting in the Zing Public Shareholders owning approximately 54.46% of the outstanding shares of such security), and one-fourth of a share (one share for every four Zing Shares) of TACTech Common Stock (resulting in the Zing Public Shareholders owning approximately 49.02% of the outstanding shares of such security). After the Merger, Zing Public Shareholders (other than Dissenting Shareholders) will no longer have any rights respecting or interest in the Company except for their Deferred Payment Rights and after they have received all distributions due to them pursuant to their Deferred Payment Rights they will no longer have any rights respecting, or interest in, the Company. After the Merger, the Major Shareholder will be the sole owner of the Surviving Corporation, which will own approximately 38.93% of the outstanding Omnirel Common Stock, 45.54% of the outstanding Omnirel Preferred Stock and 40.98% of the outstanding TACTech Common Stock.

               The shares of Omnirel Common and Preferred Stock and TACTech Common Stock issued to the former holders of Zing Shares will trade separately in the public markets. Each share of Omnirel Common Stock and each share of TACTech Common Stock will entitle the holder thereof to one vote upon all matters as to which holders of common stock are entitled to vote under the laws of the State of Delaware. Upon a change in control of Omnirel, however, the holders of Omnirel Preferred Stock, voting as a class, shall have the right to elect two directors to Omnirel's Board of Directors. Moreover, any dividends and liquidation rights with respect to Omnirel Common Stock will be subordinate to dividend and liquidation preferences of the Omnirel Preferred Stock. In the event of the redemption of the Omnirel Preferred Stock, however, shareholders of Omnirel and TACTech will have the same pro rata interest, respectively, in the assets of Omnirel and TACTech as they did before the Merger, as shareholders of Zing and proportionately the same voting rights with respect to both companies. See "DESCRIPTION OF OMNIREL CAPITAL STOCK -
                                  --------------------------------------
          Omnirel Common Stock" and "DESCRIPTION OF TACTECH CAPITAL STOCK -
                                     ------------------------------------
          TACTech Common Stock."

               The Company is unable to transfer to the Zing Public Shareholders their pro rata interest in the net operating loss of the Company of approximately $1,200,000 for Federal income tax purposes as at June 30, 1994 (the "NOL"). The Company believes that such NOL is likely to be substantially or completely utilized against the consolidated taxable income of the Company, including taxable income resulting from the Merger and as a result of application against some or all of the Arrow Sale Proceeds which the Company may receive. To the extent that the NOL is utilized for such purposes, the Zing Public Shareholders and the Major Shareholder will equally, on a pro rata basis, benefit therefrom. To the extent of the remaining NOL, if any, after application as aforesaid, one hundred percent (100%) of such remaining benefit will accrue to the Major Shareholder, whereas prior to the Merger only 45.54% of such remaining benefit would have accrued to him.

               The Company feels that the fair market value of the amount of this possible remaining disproportionate benefit to the Major Shareholder, in view of the various contingencies which must materialize for him to realize such disproportionate benefit, is not significant. Moreover, if any pre-Effective Time liabilities should be asserted after distribution of the amounts funding the Deferred Payment Right, or if such liabilities should exceed the amount of such fund, such liabilities (or such excess) would be the sole obligation of the Surviving Corporation and therefore would be borne entirely by the Major Shareholder.

          Cash Payment
               The Cash Payment, expected to be  in the amount of $1.25 per
          Share, will be made from and will represent substantially all of Zing's cash on hand as of the Effective Time, in excess of the amount of the Initial Contribution. A substantial portion of such cash on hand will be the result of the repayment as of the Effective Time by Omnirel to Zing of approximately $2,000,000 of the principal amount of the Zing Loan. The funding for such $2,000,000 repayment by Omnirel is expected to be provided upon the closing of the $2,000,000 Omnirel Mortgage Loan. If such
          closing  does  not   occur  or  if  the  Mortgage   Loan  is  for
          substantially less than $2,000,000, then Zing's Board of Directors may reduce the amount of the Cash Payment to less than $1.25 per Share. The Cash Payment will be made on or about _______________, 1995 to those persons who are holders of record of certificates representing Zing Shares which are surrendered pursuant to the Merger.

          Deferred Payment Right
               In addition to the Initial Contribution, it is anticipated that funds for the Deferred Payment Right will be provided by the following: (i) repayment to the Surviving Corporation of certain loans, the largest of which is a $250,000 loan to Omnirel payable on or before December 31, 1998 (see "DIRECTORS AND MANAGEMENT OF
                                                ---------------------------
          ZING  -  Employment  Contracts,  Termination  of  Employment  and
          ----
          Change-in-Control Arrangements"); (ii) interest earned on the account to be established for the Deferred Payment Fund; (iii) the Arrow Sale Proceeds; and (iv) payments to Zing under a tax sharing agreement with Omnirel and TACTech.

               The foregoing funds will be used to pay tax and other liabilities and reasonable expenses resulting from or attributable to Zing or its business prior to the Effective Time or incurred in administration of the funds constituting the Initial Contribution or the Deferred Payment Fund, including the corporate tax payable as a result of the Merger and taxes on the Arrow Sale Proceeds, as well as the fair value of Dissenting Shareholders' Zing Shares. To the extent the aggregate amount of such liabilities and expenses exceeds the amount of the Deferred Payment Fund and the NOL benefits available to offset any such tax liabilities, or other liabilities are discovered after distribution of the Deferred Payment Fund, such liabilities will be borne solely by the Surviving Corporation and not by the Zing Public Shareholders.

               The Initial Contribution and any further payments made to the Deferred Payment Fund will be invested by the Board of Directors of the Surviving Corporation in any one or more of the following: (i) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within ninety (90) days from the date of acquisition thereof;
          (ii) certificates of deposit maturing within ninety (90) days from the date of acquisition, in each case issued by, created by, or maintained with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $250,000,000 (an "Eligible Bank"); and/or (iii) money market accounts or interest bearing accounts with an Eligible Bank (collectively, the "Approved Investments").

               The Surviving Corporation will maintain the Deferred Payment Fund at an Eligible Bank selected by Zing. The Deferred Payment Fund (including the Initial Contribution) will be invested only in Approved Investments. All funds constituting the Deferred Payment Fund will be maintained by the Surviving Corporation and will be subject to claims for both pre-Effective Time liabilities of Zing and post-Effective Time liabilities of the Surviving Corporation.

               The Deferred Payment Fund will be liquidated and the final payment made to Zing Public Shareholders on or about December 31, 1999 (the "Liquidating Distribution"), unless at that time there is an ongoing tax audit or litigation which could affect such Fund. In such event, the Deferred Payment Fund will be distributed upon final resolution of such audit or litigation. The Surviving Corporation may, at its option, determine to make one or more distributions prior thereto. Any monies remaining in the Deferred Payment Fund after the Liquidating Distribution which are unclaimed by and due to any Zing Public Shareholder shall be held by the Surviving Corporation until such date as is one day before such monies would otherwise escheat to the state of domicile of such Zing Public Shareholder, at which time such monies shall become the sole and exclusive property of the Surviving Corporation, free and clear of any claims whatsoever.

               Payments from the Deferred Payment Fund will be made to those persons who are holders of record of certificates representing Zing Shares which are surrendered pursuant to the Merger. The Deferred Payment Right is not assignable or transferable and, except as a result of death or by operation of law, payment thereof will be made only to such holders of record.

          Paying Agent
               It is anticipated that the Company's transfer agent and registrar will act as the paying agent for distribution to the Zing Public Shareholders of the Cash Payment and Deferred Payment Right monies. On or about the Effective Time, Zing shall transmit to the paying agent sufficient funds for it to disburse the Cash Payment to the Zing Public Shareholders. When and as distributions of the Deferred Payment Fund are to be made to the Zing Public Shareholders, the Surviving Corporation shall transmit the necessary funds to the paying agent. The Company's transfer agent and registrar is Mellon Securities Trust Company, New York, New York.

          Accounting Treatment of the Merger
               As a result of the Merger, MergerCo will be merged with and into the Company. MergerCo had no operations prior to the Merger and was formed solely to accomplish the Merger. There will be no effect on the consolidated financial statements of Zing for the prior audited periods nor for the unaudited six months ended December 31, 1994.

          Price of Zing Common Stock; Dividends
               On March 28, 1995, the last full trading day for Zing Common Stock before the Company announced the vote of the Board of Directors to adopt the Merger Agreement, the high and low sales price was $_______ and $_______, respectively, on the NASDAQ-NMS. No cash dividends have been paid or declared on the Zing Common Stock during the five fiscal years ending June 30, 1994 and the six months ended December 31, 1994. The policy of the Company has been to retain earnings to provide funds for operations and expansion of its business.

          Federal and State Regulatory Requirements
               The shares of Omnirel Common and Preferred Stock and the shares of TACTech Common Stock (collectively, the "Merger Securities") must be registered by Omnirel and TACTech, respectively, with the SEC pursuant to the Securities Act. Registration Statements on Form S-4 for the Omnirel Common and Preferred Stock and on Form S-4 for the TACTech Common Stock have been filed with the SEC, and such Registration Statements must be declared effective by the SEC before the Merger Securities may be offered to holders of Zing Shares in connection with the Merger. In addition, the Merger Securities must be qualified for offering under the "Blue Sky" laws of all the states in which holders of Zing Shares reside. Registration with the SEC and qualification with various state securities commissions are conditions precedent to consummation of the Merger.

          Surrender of Certificates
               As soon as practicable after the Effective Time, a letter of transmittal will be mailed to each holder of record of certificates representing Zing Shares, advising each such holder of the procedure for surrendering such certificates in exchange for the Merger Consideration. STOCK CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL SUCH LETTER OF TRANSMITTAL AND INSTRUCTIONS HAVE BEEN RECEIVED.

               If the certificate or certificates of any holder of Zing Shares are not surrendered to the paying agent or the Surviving Corporation prior to one day before the Merger Consideration exchangeable therefor would otherwise escheat to the state of domicile of such holder, he shall be deemed to have waived his right to surrender his certificate or certificates for such Merger Consideration, which shall thereupon become the sole and exclusive property of the Surviving Corporation, free and clear of any claims whatsoever.

                CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
                -----------------------------------------------------
               The following is a general discussion of certain of the U.S. Federal income tax consequences of the Merger. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change either prospectively or retroactively. No rulings as to any of the matters discussed in this summary have been requested or received from the Internal Revenue Service (the "Service"). Each shareholder is urged to consult and rely on his own tax advisor with respect to the tax consequences to him of the Merger. This summary does not discuss any aspects of state, local, foreign or other tax laws, nor the special tax rules which can apply to certain types of shareholders (such as insurance companies, tax-exempt organizations, financial institutions, broker-dealers, and shareholders who have acquired their shares upon the exercise of options or otherwise as compensation).

          Tax Effects to Shareholders
               A Zing Public Shareholder's relinquishment of all of his Shares in exchange for cash and the other Merger Consideration pursuant to the Merger will be a taxable "redemption" transaction for Federal income tax purposes under Section 317 the Internal Revenue Code of 1986 as amended (the "Code"). If the redemption qualifies under any of the provisions of Code Section 302(b), as described below, the cash and other Merger Consideration (including the fair market value of the Deferred Payment Right) received pursuant to the Merger will be treated as a distribution from Zing in payment for the Shares exchanged. Such treatment will result in a holder recognizing gain or loss equal to the difference between (a) the cash and the fair market value of the other Merger Consideration received by the holder pursuant to the Merger, and (b) the holder's tax basis in the Shares surrendered. Assuming the Shares are held as a capital asset, such recognized gain or loss will be capital gain or loss. If the Shares were held longer than one year, such capital gain or loss will be long-term.

               Net capital gain, the excess of net long-term capital gain over short-term capital loss realized by individuals, is currently taxed at a maximum Federal income tax rate of 28%. Short-term capital gains of individuals are taxed at ordinary income rates, currently at a maximum Federal income tax rate of 39.6%. Capital gains of corporations are taxed at the Federal income tax rates applicable to corporate ordinary income, a maximum of 35%.

               Under Code Section 302(b), a redemption will be taxed as a sale or exchange by the redeeming holder, and not as a distribution (which may be wholly or partially treated as a dividend, as described below), if the redemption (a) is "not essentially equivalent to a dividend" with respect to a holder;
          (b) is "substantially disproportionate" with respect to a holder;
          (c) results in a "complete redemption" of all of the Shares owned by a holder; or (d) is a redemption in "partial liquidation" of the corporation from a shareholder that is not a corporation. All of these provisions require that the holder's shareholdings in the redeeming corporation be meaningfully reduced. In making such determination, a holder must take into account not only Shares actually owned by him but also Shares that are considered to be "constructively" owned by him by virtue of stock ownership attribution rules of Section 318 of the Code. Under Section 318, a holder is considered to own constructively Shares owned by certain of his family members, by entities in which the holder has an interest, and Shares that such stockholder has the right to acquire by exercise of an option or by conversion of convertible securities.

               If none of the provisions under Code Section 302(b) is satisfied, a holder will be treated as having received a distribution from Zing in an amount equal to the Cash Distribution plus the fair market value of the other Merger
          Consideration received pursuant to the Merger. The amount of this distribution will be characterized: first, as a dividend to the extent of Zing's current or accumulated earnings and profits (including earnings and profits generated by virtue of the distribution, discussed below); next, as a non-taxable return to each holder up to the amount of his basis in the Shares surrendered; finally, any excess distribution as a capital gain (either long-term or short-term depending upon the holder's holding period for the Shares). That portion of the distribution treated as a dividend would be subject to Federal income tax at ordinary income rates of up to 39.6% for individuals, and of up to 35% for corporations.

               Under the terms of the Merger, each Zing Public Shareholder will be receiving the Cash Distribution plus the other Merger Consideration from Zing in complete redemption of all of such shareholder's Shares. Therefore, it is expected that the redemption will be treated as a "sale or exchange" within the meaning of Code Section 302(b) as a complete redemption of each Zing Public Shareholder's interest in Zing. The shares of Zing owned by the Major Shareholder, indirectly through MergerCo, will not be redeemed in the Merger and, therefore, the Merger will not be taxable to the Major Shareholder.

               Because the Zing Common Stock is publicly traded on an established securities market, Code Section 453(k)(2)(A) will prevent a shareholder from reporting his gain on the exchange of his Zing Shares for the Merger Consideration on the installment method. Therefore, the fair market value of a Deferred Payment Right, calculated as of the Effective Time, is included in a shareholder's amount realized for purposes of calculating his gain or loss on the Merger in the tax year in which the Effective Date occurs. The fair market value (if any) of a Deferred Payment Right is determined by subtracting from the fair market value of a Shareholder's Zing Shares surrendered in the Merger the amount of the cash and the fair market values of the other Merger Consideration he receives. Accordingly, if and to the extent that a Deferred Payment Right has a fair market value on the Effective Time, a shareholder may be taxed on his receipt of a Deferred Payment Right for the tax year in which the Effective Date occurs, even though his receipt of cash (if any) associated with such Deferred Payment Right may not occur until several years in the future. Any excess in the amount actually paid with respect to a Deferred Payment Right, over such initial fair market value, will be characterized as ordinary income to the recipient when received.

          Recognition of Gain or Loss to Zing on Distribution
               Code Section 311(b) provides that if a corporation distributes property having a fair market value in excess of the corporation's tax basis in such property, whether as a dividend or in redemption of its stock, the corporation will recognize gain on such distribution as though it sold the distributed property for its fair market value. However, if the corporation distributes property having a fair market value which is less than the amount of such property's tax basis, such loss will not be recognized; if multiple properties are distributed, loss on any distributed property will not be netted against the gain on other distributed properties.

               The distribution of the TACTech and Omnirel shares pursuant to the Merger will not qualify as a so-called tax-free "spin-off" under Code Section 355 for a number of reasons - including, principally, that Omnirel was acquired by Zing in June of 1991 and so does not have the requisite 5-year business history required by Code Section 355(b)(2). If the Merger were postponed until after June of 1996, and were otherwise restructured at that time so as to comply with all the other requirements of Code
          Section 355, then in general (i) the Company would not be required to recognize gain on the distribution of at least an 80% ownership interest in Omnirel and/or TACTech, (ii) a shareholder would not be required to recognize gain or loss on the receipt of such distributed Omnirel and/or TACTech stock in exchange for his Zing Shares, but would be required to recognize any gain to the extent of any other property received from Zing in the distribution. Postponing such a transaction to 1996 would also permit greater utilization of Zing's NOL to offset Zing, Omnirel and TACTech taxable income, if any, through such time, inasmuch as the currently contemplated Merger both consumes Zing's NOL and brings into play the NOL limitation rules of Code Section 382, as described below.

               However, qualification of the transaction under Code Section 355, even if restructured and postponed until after June of 1996, could by no means be assured even then, principally because of uncertainties as to whether the Service would agree that such a transaction were necessary to accomplish a corporate business purpose which could not be accomplished by any other means (a pre-requisite to Code Section 355 treatment).

          Net Operating Loss Carryforwards of Zing
               Code  Section 382(a) limits  a corporation's use  of its own
          NOL and NOL carryforwards following an ownership change. An ownership change includes an equity shift in which one or more "5-percent shareholders" increase their ownership in the corporation by 50 percentage points over the lowest amount of stock that they held during the preceding three-year testing period. An equity shift includes any transaction (including a redemption) which results in a change in the respective ownership of a loss corporation. The change in the Company's ownership pursuant to the Merger will be significant enough to cause the
          Section 382 limitation to apply to the Company. Such limitation will restrict utilization of the Company's pre-Merger NOL carryforwards (to the extent not consumed by gain recognized by the Company on the distribution of the Merger Consideration, as described above) in taxable years after the Merger to an amount per year generally equal to (i) the fair market value of the Company immediately after the Merger, multiplied by (ii) the long-term tax-exempt rate as announced by the Service for the calendar month in which the Merger takes place (currently 6.21%). The amount of the Section 382 annual limitation amount is also, subject to certain thresholds, increased (or decreased, as the case may be) by any net unrealized built-in gain (or any net unrealized built-in loss) recognized by the Company during the five-year period after the Merger.

          Backup Withholding
               A tendering shareholder who fails to complete fully and sign the substitute Form W-9 included in the letter of transmittal may be subject to backup Federal income tax withholding equal to 31% of the gross payments made pursuant to the Merger.

          Foreign Stockholders
               The paying agent will withhold Federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the paying agent determines that a reduced rate of withholding is available pursuant to a tax treaty, or some other exemption from withholding is applicable. Availability of such reduced rate of, or exemption from, withholding depends upon a foreign holder delivering a properly completed Form 1001 (for withholding reductions or exemptions claimed under a treaty) or Form 4224 (for exemption claimed on the grounds that the gross proceeds are effectively connected with the conduct of a foreign holder's trade or business within the United States). Upon the filing of his own individual U.S. income tax return for the year of the Merger, a foreign holder may be eligible to obtain a refund of tax withheld if the redemption of such holder's Shares constitutes a "sale or exchange" of his Shares under the Code
          Section 302(b) rules described above, or is otherwise able to establish that no tax or a reduced amount of tax was due. Backup withholding will generally not apply to amounts subject to the 30% or treaty-reduced rate of withholding.

                     APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS
                     -------------------------------------------
               Any shareholder of the Company who dissents from the Merger and perfects his rights in the manner provided under Section 623 of the BCL may elect to receive a cash payment equal to the fair value of his Zing Shares in the event that the Merger is effected. Such fair value is to be determined as of the day prior to the date of the vote by the Company's shareholders on the Merger Agreement.

               In order to receive such cash payment, a Dissenting Shareholder must comply with the procedures specified by Section 623, which is set forth in its entirety in Annex II to this Proxy Statement/Prospectus. The following summary of the principal provisions of Section 623 is qualified in its entirety by reference to the complete text of Section 623. Further, the following discussion is subject to the fact that the Company may abandon the Merger if the fair value of Shares tendered by Dissenting Shareholders exceeds $250,000. If the Company were to abandon the Merger, the rights of Dissenting Shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders of the Company.

               Any shareholder of the Company who intends to enforce his right to receive a cash payment for his Zing Shares must (i) file with the Company, before the Annual Meeting or at such Meeting but before a vote is taken on the Merger Agreement, a written objection to the Merger stating, among other things, that the shareholder intends to demand payment for his Shares if the Merger is consummated and (ii) not vote his Shares in favor of the Merger Agreement.

               A VOTE AGAINST THE MERGER WILL NOT CONSTITUTE THE WRITTEN OBJECTION REQUIRED BY SECTION 623. A FAILURE TO VOTE AGAINST THE MERGER AGREEMENT DOES NOT WAIVE A DISSENTING SHAREHOLDER'S RIGHTS IF THE REQUIRED WRITTEN OBJECTION HAS BEEN DULY FILED. A VOTE IN FAVOR OF THE MERGER AGREEMENT WILL RESULT IN THE FORFEITURE OF DISSENTERS' RIGHTS.

               COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO DEBORAH J. SCHRADER, SECRETARY, ZING TECHNOLOGIES, INC., 115 STEVENS AVENUE, VALHALLA, NEW YORK 10595.

               If the Merger Agreement is approved by the Company's shareholders, the Company will, within 10 days after the Annual Meeting, give written notice of such approval by registered mail to each shareholder who filed written objection to, and did not vote for, the Merger Agreement. Within twenty (20) days after the giving of such notice, any shareholder who was entitled to notice and who elects to dissent must file with the Company a written notice of such election, stating his name and residence address, the number of Zing Shares which he owns and as to which he dissents, and a demand for payment of the fair value of his Shares. Such notice of election should be directed to Deborah J. Schrader, at the address set forth above.

               A SHAREHOLDER WHO ELECTS TO DISSENT MUST DISSENT AS TO ALL THE SHARES THAT HE OWNS BENEFICIALLY.

               Upon filing a notice of election to dissent, a Dissenting Shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Zing Shares pursuant to Section 623. A notice of election may be withdrawn by the shareholder without the Company's consent at any time before an offer is made by the Company to pay for his Shares (as discussed below). Once the Company has made such an offer, a shareholder may withdraw his notice of election to dissent only with the written consent of the Company. At the time of, or within one month after, the filing of his notice of election to dissent, the shareholder must submit the certificates evidencing his Shares to the Company's transfer agent, Mellon Securities Trust Company, 120 Broadway, 33rd Floor, New York, NY 10271, for notation thereon that a notice of election to dissent has been filed. The certificates will then be returned to the shareholder. Any Dissenting Shareholder who fails to submit any of his certificates for notation shall, at the option of the Company (exercised by written notice to him within 45 days after the date of filing of his notice of election to dissent), lose his dissenting rights unless a court, for good cause, otherwise directs.

               If a shareholder loses his dissenters' right, either by withdrawal of his notice of election, abandonment of the Merger Agreement by the Company or otherwise, he shall not have the right to receive a cash payment for his Shares as a dissenter and shall be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his notice of election to dissent.

               Within fifteen (15) days after the expiration of the period in which a shareholder may file his notice of election to dissent, or within fifteen (15) days after the Effective Time, whichever is later (but not later than ninety (90) days after the Annual Meeting), the Company is required to make a written offer by registered mail to each shareholder who has filed a notice of election to purchase his Zing Shares at a specified price which the Company considers to be their fair value, accompanied by an advance payment to each Dissenting Shareholder who has surrendered certificates(s) for all of his Zing Common Stock of an amount equal to eighty percent (80%) of such offer or a statement to each Dissenting Shareholder who has not surrendered such certificate(s) that promptly upon submission of such certificate(s) an advance payment in the amount of eighty percent (80%) of such offer will be made to him. Such offer shall be accompanied by a statement setting forth the aggregate number of Shares and shareholders as to which notices of election to dissent have been received. As stated above, however, the Company reserves the right to abandon the Merger. Further, if the Merger has not been consummated within ninety (90) days after the Annual Meeting, such offer may be made contingent upon the consummation thereof. The offer must be made at the same price per Share to all Dissenting Shareholders and must be accompanied by certain financial information about the Company. If, within thirty (30) days after the making of such offer, the Company and the Dissenting Shareholder agree as to the price to be paid for his Zing Shares, payment must be made within sixty (60) days after the later of the making of such offer or the consummation of the Merger.

               In the event that the Company fails to make an offer within the aforementioned fifteen (15) day period or if the Company and any Dissenting Shareholder fail to agree upon the price to be paid for his Zing Shares within the aforementioned thirty (30) day period, within twenty (20) days after the expiration of the applicable period, the Company is required (if it has not abandoned the Merger) to institute a special proceeding in the New York State Supreme Court in Westchester County to determine the rights of the Dissenting Shareholders and to fix the fair value of their Shares. If the Company fails to institute the proceeding, any Dissenting Shareholder may institute such proceeding not later than thirty (30) days after the expiration of the twenty (20) day period within which the Company was required to institute such proceeding. If no Dissenting Shareholder timely institutes the special proceeding, all dissenters' rights will be lost, unless a court, for good cause, directs otherwise. All Dissenting Shareholders, except those who have agreed on the price to be paid for their Shares, are required to be made parties to such a proceeding.

               In  any  such proceeding,  the  court,  without  a jury  and without referral to an appraiser, will fix the value of the Shares as of the day prior to the date the Company's shareholders voted on the Merger Agreement. Each party to such a proceeding shall bear its own costs, expenses and fees, except that the court may apportion all or any part of such costs, expenses and fees to any shareholder whom it finds to have been not acting in good faith in refusing an offer. The court may apportion all or any part of the costs, expenses or fees incurred by any or all shareholders who are a party to the proceedings if the court finds that the fair value materially exceeds the amount the Company offered to pay, the Company did not make the required advance payment, failed timely to institute the special proceeding referred to above or that the Company's failure to comply with its obligations under Section 623 was not in good faith. Subject to the Company's right to abandon the Merger, within sixty (60) days after final determination of the proceeding and upon a Dissenting Shareholder's surrender of the certificates representing his Shares, the Company will pay to each Dissenting Shareholder from the Initial Contribution the amount found to be due him, plus interest thereon (at a rate determined by the court to be equitable) from the date of the Annual Meeting, except that no interest will be paid to a Dissenting Shareholder if the court finds that he did not act in good faith in refusing the Company's offer.

                 CERTAIN TRANSACTIONS AMONG ZING, OMNIREL AND TACTECH
                 ----------------------------------------------------
               Zing and Omnirel have entered into an agreement dated as of March 29, 1995 (the "Subscription Agreement"), pursuant to which upon approval of the Merger Agreement, the Omnirel Preferred Stock constituting part of the Merger Consideration will be distributed by or on behalf of the Company pro rata to Zing Public Shareholders. See "DESCRIPTION OF OMNIREL CAPITAL STOCK -
                                     ------------------------------------
          Omnirel Preferred Stock."

               Zing, Omnirel and TACTech have entered into a tax sharing agreement which requires Omnirel and TACTech to reimburse Zing for their pro rata share of income taxes paid by Zing, on a consolidated basis, for the tax year which includes the Effective Time.

                          ZING TECHNOLOGIES, INC.
                   SELECTED CONSOLIDATED FINANCIAL DATA

                                                                                       Nine Months       Year         Six Months
                                                                                          Ended          Ended         Ended
                                                           Year Ended September 30,      June 30,       June 30,     December 31,
                                                      -------------------------------  -----------     ----------   -------------
                                                        1990       1991       1992         1993(6)        1994      1993    1994
                                                      ---------------------------------------------------------------------------
                                                                                     (000's omitted, except per share data)
                                                      ---------------------------------------------------------------------------
                                                                                                                      (Unaudited)
INCOME STATEMENT DATA
Gross revenues                                         $94,933   $96,445      $91,698   $52,602     $ 11,483      $5,444   $6,954
Cost of goods sold                                      73,415    73,822       70,439    40,624        6,637       2,966    4,147
                                                      --------   -------      -------  --------     --------     -------  -------
Gross profit                                            21,518    22,623       21,259    11,978        4,846       2,478    2,807
Selling, general and administrative expenses(1)         19,514    21,130       21,238    13,967        5,255       2,734    2,849
Interest expense(2)                                      2,151     1,857        2,397     1,443          286         244       67
Interest and other income - net(3)                          --        --           --        --         (860)        512      526
Income (loss) before income taxes and extraordinary
  item                                                   (147)     (364)      (2,376)   (3,432)          165          12      417
Provision (credit) for income taxes                       (53)      (64)        (215)        36            3          --        6
                                                      --------    ------      -------   -------      -------          --       --
Income (loss) before extraordinary item                   (94)     (300)      (2,161)   (3,468)          162          12      411
Extraordinary item(4)                                      347       326           29     (155)           53          53       --
                                                      --------    ------      -------  --------      -------     -------  -------
  NET INCOME (LOSS)                                      $ 253      $ 26     $(2,132)  $(3,623)        $ 215        $ 65    $ 411
  -----------------                                   --------    ------      -------  --------      -------     -------  -------
                                                      --------    ------      -------  --------      -------     -------  -------
 PER SHARE DATA(5)
 Income (loss) before extraordinary item               $ (.03)   $ (.11)      $ (.80)   $(1.25)        $ .06       $ ---    $ .16
 Extraordinary item                                       .12       .12          .01      (.06)          .02         .02      ---
                                                      --------    ------      -------   -------      -------     -------  -------
   NET INCOME (LOSS)                                   $  .09     $ .01        $(.79)   $(1.31)        $. 08       $ .02    $ .16
                                                      --------    ------      -------  --------      -------     -------  -------
                                                      --------    ------      -------  --------      -------     -------  -------
 Weighted average shares outstanding                     2,725     2,696       2,696     2,774         2,747       2,755    2,642
 ----------------
                                                                                                                   Six Months
                                                                                                                     Ended
                                                                            September 30,          June 30,       December 31,
                                                                     ------------------------    --------------   --------------
                                                                      1990     1991     1992     1993      1994    1993     1994
 BALANCE SHEET DATA                                                                                                (Unaudited)
   Working capital                                                   $32,245  $20,632 $18,541   $ 6,228  $ 3,878  $ 3,039 $ 3,838
   Total assets                                                       42,622   50,868  43,710    32,264   18,360   17,430  19,754
   Long-term obligations                                              16,867   14,875  14,431        --      626      ---     932
   Stockholders' equity                                               18,524   18,300  16,168    12,540   12,424   12,478  12,405

- -------------------------
(1) Includes provision for doubtful accounts, depreciation and amortization of property and equipment.
(2) Includes amortization of deferred note issuance costs.
(3) Includes interest income, dividend income, realized and unrealized losses on marketable securities and amortization of the non-compete agreement.
(4) A gain (loss) from the extinguishment of debt, net of income taxes for 1990 through 1994.
(5) Per share data represents income (loss) per common and common equivalent share. See Note A to Consolidated Financial Statements for additional information regarding per share data.
(6) During 1993 the Company changed its year end from September 30 to June 30.

                         ZING MANAGEMENT'S DISCUSSION OF
                   FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                  -----------------------------------------------

    The following table sets forth for the periods indicated the percentage relationship to net sales of certain items from the Company's consolidated statements of operations.

                                                                 Nine
                                                Year            Months            Year                Six Months Ended
                                               Ended             Ended            Ended                  December 31,
                                              Sept. 30,         June 30,         June 30,               -------------
                                            -------------      ----------      ------------              1993   1994
                                                1992              1993              1994                   (unaudited)
 Gross revenue ...............                 100.0%            100.0%            100.0%           100.0%          100.0%
 Cost of goods sold ............                76.8              76.8              57.8             54.5            59.6
                                             --------           -------         --------          -------         -------
 Gross profit .................                 23.2              23.2              42.2             45.5            40.4

 Selling, general and administrative
  expenses .................                    21.4              24.7              38.3             41.0            35.8
 Provision for doubtful
  accounts ..................                     .1                .2                .6              1.0              .7

 Depreciation and amortization ......            1.6               1.7               6.9              8.2             4.5
 Interest expense and amortization
  deferred note issuance costs .....             2.6               2.7               2.5              4.5             1.0
 Interest and other income - net ....             --                --              (7.5)            (9.4)           (7.6)
                                               -----            ------           -------            -----         -------
 Income (loss) before income taxes                                                                                    6.0
  and extraordinary item ........               (2.5)             (6.1)              1.4              0.2
 Provision (credit) for income
  taxes ...................                      (.2)               .1                --              0.0             0.1
                                               ------           ------            ------            -----          ------
 Income (loss) before extraordinary
  item ...................                      (2.3)             (6.2)              1.4              0.2             5.9
 Extraordinary item ............                  --               (.3)               .5              1.0              --
                                               ------           -------           ------            ------         ------
 Net income (loss) .............                (2.3) %           (5.9) %            1.9 %            1.2 %           5.9 %
                                               --------         ---------         --------          -------        --------

        Results of Operations - Six Months Ended December 31, 1994 Compared to
       ------------------------------------------------------------------------
        Six Months Ended December 31, 1993.
       -----------------------------------
               On a consolidated basis, the Company reported income of $411,000 or $. 16 per share for the six months ended December 31, 1994 as compared to income of $65,000 or $.02 per share for the six months ended December 31, 1993 which included extraordinary income of $53,000 representing income realized from the repurchase
        by   the  Company  of  $11,650,000  face   value   of  its   Senior
        Subordinated Notes.

               Revenue for the six months ended December 31, 1994 was $6,954,000 comprised of net sales of TACTech of $585,000 and net sales of Omnirel of $6,369,000. Net sales for the six months ending December 31, 1993 were $5,444,000 comprised of net sales of TACTech of $411,000 and net sales of Omnirel of $5,033,000. For the six months ended December 31, 1994 net revenue increased 42% and 27% for TACTech and Omnirel, respectively, over the prior comparable period. Omnirel's increase is primarily due to its increase in sales of industrial (non-military) products. TACTech revenue increases were due, in part, to payments received from the Department of Defense, pursuant to a contract it received to develop and test an information parts management system, and in part to increases in its subscriber base.

               Improvements from the 1994 six month period over the 1993 period in consolidated gross profits, and the decline in gross profit margins, are attributable to improvements in both net sales and gross profit margin of TACTech and improvement in Omnirel's net sales, which helped to offset the decline in Omnirel's gross profit margin.

               On  a consolidated basis gross profit was $2,807,000 for the six months ended December 31, 1994 as compared to $2,478,000 for the prior comparable period ended December 31, 1993. The Company's increase in gross profit is attributable in significant measure to TACTech's improvement in net sales without a comparable increase in fixed costs.

               Consolidated selling,  general and  administrative expenses, provision for doubtful accounts, depreciation and amortization for the six months ended December 31, 1994 were $2,849,000 compared to $2,734,000 for the comparable period ended December 31, 1993. As a percentage of consolidated revenues these expenses were reduced to 41% for the period ended December 31, 1994 from 50.2% for the comparable quarter. This is, again, primarily attributable to an increase in consolidated revenues without a comparable increase in selling costs.

               Interest expense was reduced to $67,000 in the six months ended December 31, 1994 from $244,000 for the comparable period ended December 31, 1993 as a result of the Company's retiring all of its Senior Subordinated Notes.

          Results of Operations - Fiscal  Year 1994 Compared to Nine Months
          -----------------------------------------------------------------
          Ended June 30, 1993
          -------------------
               Effective April 30, 1993, Zing sold to Arrow the net assets of its high reliability electronic component distribution and value-added service businesses operated under the name "Zeus" (the "Sold Business"). The purchase price was $24,254,000. This represented a premium of approximately $3,000,000 over the net book value of the assets transferred, which represented the value paid for a non-compete agreement. Zing is also entitled to receive, approximately three years from the closing of the Arrow Sale, up to $2,000,000 from Arrow as additional purchase price depending on the performance of Arrow's high reliability electronic components and value-added business.

               Subsequent to the disposition of the Sold Business, the Company's operations have been principally a reflection of the business of its principal subsidiary, Omnirel. The Company also changed its fiscal year at that time to June 30. As a consequence of these two changes, management's discussion of the Company's results of operations are not directly comparable from fiscal period to fiscal period. To facilitate understanding of the comparative results of the Company's ongoing operations, operations of the Company excluding the Sold Business, as well as operations of the Company on a fully consolidated basis, are described below where practical.

               The Company reported income before extraordinary item of $162,000 or $.06 per share, for the year ended June 30, 1994. For the nine month transitional fiscal year ended June 30, 1993, which included results for seven of those months attributable to the Sold Business, the Company sustained a loss before extraordinary item of $3,468,000 or $1.25 per share for the nine months ended June 30, 1993.

               Fiscal Year 1994 net income of $215,000 or $.08 per share includes extraordinary income of $53,000 or $.02 per share representing income realized from the repurchase by the Company of $11,650,000 face value of its Senior Subordinated Notes. The net loss for the 1993 fiscal period was $3,623,000 or $1.31 per share, inclusive of an extraordinary loss of $155,000 or $.06 per share representing deferred financing costs realized from the repurchase by the Company of $1,600,000 face value of its Senior Subordinated Notes.

               The improvement in Fiscal Year 1994 operating results compared to 1993 is due to a combination of a reduced loss at Omnirel resulting from improved sales and gross profit margins and the elimination of losses attributable to the Sold Business. Omnirel sustained a net loss of $440,000 in Fiscal Year 1994, compared to a net loss of $1,877,000 in the prior nine month period.

               Net sales for the 1994 period were $11,483,000, comprised primarily of net sales of Omnirel of $10,586,000; for the nine month 1993 fiscal period, excluding the Sold Business, consolidated net sales of $6,412,000 were comprised primarily of Omnirel sales of $5,907,000. The Company realized a gross profit on 1994 net sales of $4,846,000 compared to a gross profit of $2,165,000 on 1993 net sales, exclusive of the Sold Business. Including the Sold Business, the Company in 1993 realized gross profits of $11,978,000 on net sales of $52,602,000.

               The Company's higher gross profit margins in 1994 compared to the prior fiscal period are due primarily to Omnirel's improvement in net sales without a comparable increase in fixed costs, as well as to the elimination of less profitable sales of Sold Business products.

               Selling, general and administrative expenses were $5,255,000 for the 1994 period and, excluding the Sold Business, $3,001,000 for the June 30, 1993 fiscal period. While Omnirel's expenses declined from 1993 to 1994 as a percentage of its net sales, the Company's expenses increased as a percentage of sales on a consolidated basis. The Company's net sales declined much more sharply, because of the elimination of the Sold Business in 1993, than did consolidated selling expenses. Corporate overhead is therefore allocated in 1994 against a smaller revenue base than in 1993.

               Interest  expense declined  in 1994  compared to  1993 as  a
          result   of  the  redemption   by  the  Company   of  its  Senior
          Subordinated Notes.

               As of July 1, 1993, the Company adopted FASB Statement No. 109, "Accounting for Income Taxes". This standard requires companies to change the method of accounting for income taxes from the deferred to the liability method. As permitted under the statement, the Company has elected not to restate the financial statements of prior years. The adoption of FASB Statement No. 109 on the current year's financial statements is discussed in Note G of the Consolidated Financial Statements.

          Results of Operations - Nine  Months Ended June 30, 1993 Compared
          -----------------------------------------------------------------
          to Fiscal 1992
          --------------
               Results of the Company's operations in the period ended June 30, 1993 are not directly comparable to the Fiscal Year 1992 since the June 30, 1993 period includes only nine months and in only seven of such months did the Company operate its Sold Business.

               The Company incurred  a loss  before extraordinary items  of
          $3,468,000 or $1.25 per share, for the nine month period ended June 30, 1993, on net sales of $52,602,000, compared to a loss of $2,161,000 or $.80 per share for its fiscal year ended September 30, 1992. The net loss for the 1993 period was $3,623,000 or $1.31 per share, inclusive of an extraordinary loss of $155,000 or $.06 per share representing deferred financing costs realized from the repurchase by the Company of $1,600,000 face value of its Senior Subordinated Notes. The net loss for 1992 was $2,132,000 or $.79 per share, inclusive of an extraordinary gain of $29,000 or $.01 per share realized from the repurchase by the Company of $250,000 face value of its Senior Subordinated Notes for $200,000.

               Excluding operations of the Sold Business, net sales were $6,412,000 in the nine month 1993 period and $9,484,000 for Fiscal Year 1992.

               The Company realized gross profits of $11,978,000 in the 1993 period, of which the Sold Business accounted for $9,814,000. In the Fiscal Year 1992, the Company realized gross profit of

          $21,259,000, of which the Sold business accounted for $17,436,000. Gross margins declined however, largely due to lower sales and increased competition between the two fiscal periods.

               Selling,  general   and  administrative  expenses   for  the
          Company, excluding the Sold Business, were $3,001,000 for the 1993 period and $3,211,000 for fiscal 1992. Selling, general and administrative expenses for the Sold Business were $10,003,000 for the nine-month 1993 period and $16,415,000 for fiscal 1992.

               Interest expense declined from 1992 to 1993 as a result of the redemption by the Company during the 1993 fiscal period of a portion of its Senior Subordinate Notes.

          Liquidity and Capital Resources
          -------------------------------
               In Fiscal Year 1994, the Company employed most of its cash and cash equivalents, which were the proceeds of the 1993 Arrow Sale, to redeem its remaining Senior Subordinated Notes and to acquire marketable securities. Omnirel operations, however, were funded from internally generated cash, from intercompany borrowings, and from two bank lines of credit, the Revolving Loan line in the maximum amount of $300,000 and the Equipment Loan financing the maximum amount of $1,200,000.

               In the 1993 fiscal period the proceeds of the Arrow Sale permitted the Company to satisfy $6,000,000 in bank notes and repurchase $1,600,000 face value of its Senior Subordinated Notes. The receipt of sales proceeds resulted in a significant increase in the Company's cash and cash equivalents holdings as of the end of the 1993 fiscal period compared to the prior year.

          Impact of Inflation
          -------------------
               In Fiscal Year 1994, inflation did not have a significant impact on the operations of the Company.

                                 BUSINESS OF OMNIREL
                                 -------------------
          General
               Omnirel  is a manufacturer  of multi-chip power  modules and packaged semiconductor components, serving the high reliability military and industrial markets. Power modules are defined as electronic components and are single-package devices with a power dissipation of five watts or more. They combine active power
          semiconductor   components  and   passive  components   (such  as
          capacitors and resistors) which form integrated smart power electronic circuits which control, drive and regulate the input and output of power (electricity) in motion control and power supply applications for use in electronic systems and equipment. Omnirel manufacturing techniques and design standards for the military and industrial markets are more exacting than for commercial general purpose hybrid circuit components. Omnirel produces both  standard and custom  designed products in  a clean room environment, and is certified to MIL-STD 1772, the highest level of military certification for a hybrid circuit manufacturer, and is registered to ISO 9001. Omnirel's products are used in applications where circuit density (including miniaturization), packaging of multiple functions in a dense environment, electrical performance and reliability are critical design requirements, such as in the defense, aerospace, commercial aircraft, medical instrumentation and industrial control markets.

          Competition
               The market for power hybrid components is fragmented. There is no single firm which maintains a dominant position, either in technology or in market share. Based on recent industry publications of Frost & Sullivan, Moody Associates and the Semiconductor Industry Association, the total available market for multi-chip power components within the United States was approximately $300,000,000 in 1993 and $330,000,000 in 1994, and
          is expected to grow at a rate greater than 10% during the later 1990's. The market for power hybrid products is in excess of $125,000,000 a year and approximately 65% of the sales to such market are made by five manufacturers (including Omnirel) of power hybrid components. Omnirel is the only such manufacturer whose primary focus is in power circuits. The principal competitors of Omnirel are other hybrid manufacturers, original equipment manufacturers with internal capability and power semiconductor manufacturers who offer multi-chip modules as a complementary product line. Omnirel distinguishes itself in the marketplace principally on the strength of its focus on power applications. It has complete design, manufacturing and high reliability screening capabilities in-house, and has developed a reputation for innovative solutions for customer needs. Omnirel also competes on the basis of pricing and delivery.

          Marketing and Sales
               Omnirel markets its products through five regional sales managers in the United States and twenty-five sales representative organizations world-wide. Omnirel sells both standard and custom products to approximately two hundred customers world-wide. Products are sold both through distributors and directly to original equipment manufacturers.

               Omnirel publishes and distributes to its existing customers and potential new customers a catalogue of its standard products. Omnirel management has focused its marketing effort in the United States where nineteen independent sales representatives are coordinated by Omnirel's sales management. Key accounts are also covered by area managers in each sales region. Six representatives/distributors are currently in place in Europe marketing Omnirel's products.

               Omnirel customers are primarily major electronic equipment and systems manufacturers such as General Electric, Loral, Bendix, Hamilton-Standard, Hughes Aircraft, Boeing, Texas Instruments, Raytheon and Motorola. Sales of various products to General Electric represented 19% of Omnirel's sales revenues for the fiscal year 1994 and a single project accounted for approximately 16% of Fiscal Year 1994 sales. Based on orders already placed, it is expected that General Electric will represent a significantly larger portion of Omnirel's Fiscal Year 1995 sales. Because of Omnirel's dependence on sales to General Electric in 1994 and 1995, and anticipated dependence on sales to General Electric in 1996, which may not be realized, there can be no assurance that Fiscal Year 1996 sales will match Fiscal Year 1995 sales, or that, in the event sales to General Electric decline over the succeeding years, Omnirel will be able to compensate for the loss of such sales in Fiscal Year 1996 and beyond. If such project were terminated or the pending orders canceled, the loss of associated sales revenue could have a material adverse effect on the business and financial condition of Omnirel. Omnirel believes that its military business will grow at a rate greater than the overall growth rate of military electronic components because of the need for higher performance, higher reliability, smaller and lighter weight equipment. Omnirel's sales to industrial markets represented 36% in Fiscal Year 1994 and are expected to represent greater than 50% in Fiscal Year 1995.

               Sales to Arrow Electronics, Omnirel's exclusive distributor, were 13% of sales revenues for Fiscal Year 1994 and 8% of sales revenues for the six months ended December 31, 1994. Orders from Arrow are cancellable in accordance with industry custom and usage. As is the norm, however, cancelled orders are usually replaced by orders of comparable dollar amounts. At the time of the Arrow Sale, Arrow was appointed Omnirel's exclusive distributor of its single and multi-chip semiconductor devices for a period ending in May 1995, after which period it is anticipated that Arrow will become a non-exclusive distributor for Omnirel. Omnirel does not expect significant difficulty in selling its single and multi-chip products to and/or through other distributors and customers after the period of exclusivity with Arrow ends.

               Omnirel's customers outside the United States and export sales outside the United States are as follows:

                                             Nine
                                    Year    Months
                                    Ended    Ended    Year Ended    Six Months Ended
                                   June 30, June 30,   June 30,       December 31,
                                    1992     1993       1994        1993     1994

                                                  (000's omitted)
           Canada                   $  -     $  -      $ 89         $ 60     $ 26
           Europe                     55      249       183           86       36
           Mid East (Israel)          54       24        30           22       58
           Far East (Japan)           10        4         5            -        -
           South Pacific (Australia) 107       44       151          141        5
                                     ---      ---       ---          ---      ---
                Total               $226     $321      $458         $309     $125
                                     ===      ===       ===          ===      ===

               Omnirel's backlog at June 30, 1994 was $10,200,000, at least 90% of which is deliverable over the fiscal period ending June 30, 1995, and approximately $4,300,000 of which is attributable to an order from General Electric. As of December 31, 1994, Omnirel's backlog was $16,800,000, at least 90% of which was deliverable over the twelve (12) months ended December 31, 1995, of which amount approximately $10,500,000 was accounted for by an order from General Electric.

               For the six months ended December 31, 1994, and the Fiscal Years 1994, 1993 and 1992, Omnirel did not enter into any contracts with either defense contractors or subcontractors for the United States Government or any agency of the United States Government. Omnirel sells its products to subcontractors of certain government agencies through customer purchase orders. Cancellation of such purchase orders from time to time is customary in the electronic component industry. Under prevailing industry practices, in the event of such cancellation Omnirel is usually entitled to reimbursement for costs incurred and a reasonable profit for work performed prior to the cancellation.

               The sale of Omnirel products is not seasonal.

          Product Warranty
               Omnirel warrants that its products are free from defects in workmanship and meet either the agreed upon specifications supplied by the customer or Omnirel's current published specifications. Omnirel's liability for defective products is limited to solely replacement thereof upon receipt from the customer of notice of breach of warranty within three (3) months of the date of shipment. Omnirel disclaims any liability for a customer's cost of replacement of defective products, for lost profits, loss of use and consequential damages. Omnirel also disclaims any warranty of merchantability and all other warranties, express or implied.

          Suppliers and Materials Used
               Unpackaged semiconductors, in chip form, and other components such as capacitors and resistor chips or surface mount devices, metal and plastic packages and ceramic materials are used by Omnirel in the manufacture of its products. These materials and components, none of which is presently in short supply, are purchased from time to time in the open market, and Omnirel has no long term commitments for their purchase. Omnirel is not dependent on any one supplier for a primary material. Omnirel has relationships with a number of premier semiconductor manufacturers which allow Omnirel to buy products directly from such manufacturers. These arrangements allow Omnirel to be apprised of current technological advances and developments.

          Patents, Trademarks and Licenses

               Omnirel does not possess any patents for proprietary manufacturing processes. Omnirel believes, however, that its proprietary processes and product technologies are such that they give it a unique position in the design and manufacture of power semiconductor hybrids and multi-chip modules using advanced semiconductor assembly technology.

               The Omnirel name and logo are unique trademarks. While Omnirel considers that in the aggregate its trademarks are important in its operations, it does not consider that one or any group of trademarks is of such importance that termination could materially affect its business.

          Inventory
               Omnirel follows industry standards for procurement, sale and return of its inventory. Materials are procured based upon purchase orders which have standard terms and conditions including the right of return for inferior quality or non-compliance with purchase order terms. Omnirel inventory is
          maintained  at  its  principal  place   of  business  in  storage
          facilities with temperature and humidity controls. Omnirel stocks inventory for standard products, and for certain of its custom products.

          Environmental Compliance
               Omnirel   does   not   use   hazardous  materials   in   its
          manufacturing process nor does the manufacturing process result in the discharge of potentially hazardous material. Omnirel does not expect to incur significant expenditures relating to environmental compliance. Omnirel does use a Class II ozone-
          depleting cleaning solvent in compliance with currently applicable governmental regulations.

          Research and Development
               Generally, Omnirel's research and development expenditures involve engineering and design of custom products for specific applications, development of new packaging techniques and development of packaging for new semiconductor devices. Research and development expenditures for the fiscal year ended June 30, 1994, the nine months ended June 30, 1993 and the Fiscal Year ended September 30, 1992 were $841,000, $808,000, and 735,000, respectively, or 7.9%, 13.7% and 8.3% of sales in those respective periods.

          Employees
               As of December 31, 1994, Omnirel had 112 employees, 74 of whom were employed in a manufacturing capacity, nine in quality assurance, nine in sales, 10 in research and development, and 10 in clerical and administrative positions. Owing to the technical nature of Omnirel's products, Omnirel employs 17 professional engineers in the manufacturing, quality assurance and research and development groups. Except for four regional sales managers located in Baltimore, Chicago, Florida and Los Angeles, all employees are located in Leominster, Massachusetts. None of
          Omnirel's employees are covered by a collective bargaining agreement.

          Properties
               Omnirel owns a 6.5 acre parcel of land with a 38,000 square foot, one story, modern facility located in Leominster, Massachusetts. Omnirel manufactures its products in a clean-room environment. Omnirel's processes are certified to MIL-STD 1772 and registered to ISO 9001. Approximately 12,000 square feet of the Company's facility is rated and certified as a class 10,000 clean-room environment. This location houses all of the operations of Omnirel Corporation. This clean room facility is equipped with design, manufacturing, electrical test and environment screen equipment which are state-of-the art. Substantially all of Omnirel's facility is productively in use.

          Bank Loans
               Omnirel's Revolving Loan for working capital is fully funded in the maximum principal amount of $300,000, and approximately $1,160,000 of its Equipment Loan in the maximum principal amount of $1,200,000 is funded to finance equipment purchases. Omnirel is negotiating to obtain a commitment from the Bank for a Mortgage Loan in the principal amount of $2,000,000, such Loan to be represented by a note in that amount (that "Mortgage Note") and secured by a mortgage (the "Mortgage") on its land and plant in Leominster, Massachusetts, and to increase the Equipment Loan from $1,200,000 to $1,800,000 and the Revolving Loan from $300,000 to $700,000, all upon the Merger being declared effective. The proceeds from the Mortgage Loan will be used to repay approximately $2,000,000 of the principal amount of the Zing Loan as of the Effective Time. It is expected that the Mortgage Note will bear interest at the rate of 10.5% per annum and will mature on or about June _____, 2000, with amortization based on a 20-year schedule. Omnirel anticipates that the Mortgage and Mortgage Note will include cross-default provisions in respect of the Revolving Loan and the Equipment Loan.

          Legal Proceedings

               None.

                     OMNIREL MANAGEMENT'S DISCUSSION AND ANALYSIS
                   OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                   ------------------------------------------------
               The following table sets forth for the periods indicated the percentage relationship to net sales of certain items from Omnirel's statements of operations.

                                     Nine Months   Year
                                        Ended     Ended    Six Months Ended
                                       June 30,  June 30,    December 31,
                                         1993      1994    1993        1994
                                      ---------- -------- -----------------
                                                             (Unaudited)
          Revenues  . . . . . . . . . . 100.00%   100.00%  100.00%  100.00%
          Cost of goods sold  . . . . .  71.90     63.69    59.96    65.12
                                         -----     -----    -----    -----
          Gross profit  . . . . . . . .  28.10     36.31    40.04    34.88

          Selling, general and
            administrative expenses . .  30.27     21.24    26.06    23.52
          Research and development  . .  13.68      7.94     8.80     4.82
          Depreciation and amortization
            of property and equipment .  11.92      7.96     6.63     4.60
          Interest expense  . . . . . .   4.01      3.30     3.42     3.90
                                          ----      ----     ----     ----
          (Loss) before income taxes  . -31.78     -4.13    -4.87    -1.96
          Provision for income taxes  .   0.15      0.03     0.00     0.10
                                          ----      ----     ----     ----
          Net (loss)  . . . . . . . . . -31.93%    -4.16%   -4.87%   -2.06%
                                        ======     =====    =====    =====


          Results of  Operations  -  Six Months  Ended  December  31,  1994
          -----------------------------------------------------------------
          Compared to Six Months Ended December 31, 1993
          ----------------------------------------------
               Omnirel reported a net loss of $130,963, or $.12 per share, for the six months ended December 31, 1994, as compared to a net loss of $244,911, or $.23 per share, for the six months ended December 31, 1993. The improvement is primarily attributable to improved sales volume.

               Revenues for the six months ended December 31, 1994 were $6,369,000 as compared to $5,033,000 for the same period ended December 31, 1993. This represented an increase of $1,336,000, or 26.5% over the prior period. The increase is primarily attributable to sales of Omnirel's industrial products.

               The gross profit percentage for the six months ended December 31, 1994 was 34.88% as compared to 40.04% for the six months ended December 31, 1993. The decrease is attributable in part to the increase in the cost of material to 33.05% of sales revenues from 27.16% for the prior period. This increase in cost of material is a result of a change in the mix of products generating the revenues, and more specifically to the portion of those products containing non-hermetic packaging, which have higher material cost as a percentage of sale price. Although the manufacturing overhead decreased to 20.31% of sales for the six months ended December 31, 1994 from 21.63% for the prior period, it increased in absolute terms in the amount of $205,081. A portion of this increase is attributable to the need for additional human resources and subcontractor services to accommodate the anticipated requirements for additional production of industrial products.

               Selling, general and administrative expenses of $1,497,701 for the six months ended December 31, 1994 decreased to 23.52% of sales from 26.06% of sales for the six months ended December 31, 1993. This decrease is due to the increase in sales revenue as well as a decrease in sales commissions.

               Depreciation and amortization was $292,938 for the six months ended December 31, 1994 as compared to $333,823 for the six months ended December 31, 1993.

               The excess of cost over assets acquired was being amortized over 15 years at an annual rate of $251,532. As of July 1, 1993, Omnirel adopted FASB 109. The effect of adopting FASB 109 was to reduce the excess of cost over assets acquired and reduce the annual rate of amortization to $152,748, which in turn reduced the amortization for the six months ended December 31, 1994 by $49,392.

               Interest expense for the six months ended December 31, 1994 was $248,578 and increased $76,565 over the six months ended December 31, 1993. This is attributable to the increased amount borrowed from banks for capital equipment. The amounts owed to banks as of December 31, 1994 and as of December 31, 1993 under Omnirel's equipment line of credit were $1,088,052 and $767,845, respectively.

               For the six months ended December 31, 1993, the deferred method was used in accounting for income taxes and the deferred tax expense was based on items of income and expense that were reported in different years in the financial statement and tax returns and were measured at the tax rate in effect for the year in which the difference originated. Using this method, no provision for income tax was required in this period.

               For the six months ended December 31, 1994, the liability method pursuant to FASB 109 was used. Pursuant to this method, Omnirel has a provision for this six month period in the amount of $6,197.

          Results of Operations - Fiscal  Year 1994 Compared to Nine Months
          -----------------------------------------------------------------
          Ended June 30, 1993
          -------------------
               Effective June 30, 1993, Omnirel changed its fiscal year to June 30. As a result of this change, the results of operations for Fiscal Year 1994 are not directly comparable to those for the nine month 1993 fiscal period.

               Omnirel reported a loss of $440,000, or $.42 per share, for the twelve months ended June 30, 1994. For the nine months ended June 30, 1993, Omnirel sustained a loss of $1,886,000, or $1.78 per share. The improvement in Fiscal Year 1994 operating results compared to those of the 1993 period is due to a combination of improved sales and gross profit margins.

               Revenues for the fiscal year ended June 30, 1994 were $10,586,000, compared to $5,907,000 for the nine months ended June 30, 1993. The improvement in sales was due primarily to the introduction of new industrial products as well as the acquisition of new assembly technology.

               Omnirel's gross profit margins were 36.31% for Fiscal Year 1994, as compared to 28.10% for the nine months ended June 30, 1993. The higher margins were due primarily to Omnirel's improvement in net sales without a comparable increase in its manufacturing overhead.

               Selling, general and administrative  expenses were 21.24% of sales and 30.27% of sales, respectively, for Fiscal Year 1994 and the nine months ended June 30, 1993. The improvement is generally attributable to the improvement in net sales without a comparable increase in administrative cost as well as a reduced sales commission rate on sales to a major customer.

               Research and development expenses were 7.94% of sales and 13.68% of sales, respectively, for Fiscal Year 1994 and for the nine months ended June 30, 1993. During the nine month period Omnirel incurred significant expenses for development of its new products using non-hermetic packaging.

               There was a net increase in borrowings of $265,000 during Fiscal Year 1994 but an offsetting decrease in the interest rate on the Zing Loan to 7.75% from 8.75%, resulting in a net increase in the average monthly interest expense of approximately $3,000.

          Trends

               Sales
               -----
               As a result of Omnirel's increased focus on the design of industrial products, there has been a corresponding increase in its backlog from $10,200,000 as of June 30, 1994 to $16,800,000 as of December 31, 1994. Subject to customer cancellations, Omnirel anticipates that the sales revenue for Fiscal Year 1995 should reflect a comparable increase over Fiscal Year 1994.

               A significant portion of the growth of the backlog is attributable to a large order obtained from General Electric for a motion control module and assembly which will be used in the field of transportation. While there is no assurance that there will be continuing orders for this product, Omnirel believes that there is a market for the application of the technologies associated with the manufacturing of this product.

               Although there has been a substantial decrease in the Department of Defense budget in the fiscal 1993 period and Fiscal Year 1994, which in and of itself may signify a trend, Omnirel believes that its military business will grow at a rate greater than the overall consumption rate of military components because of the need for high performance, smaller and lighter weight electronics. Any such growth, however, is subject to the specific types of military/aerospace programs selected by the Department of Defense, as well as the amounts of appropriations and funding for these programs by Congress.

               Net Operating Loss
               ------------------
               At June 26, 1991 Omnirel had available approximately $6,100,000 of net operating loss carryforward for Federal income tax purposes. As a result of the adoption of Statement 109, the excess of cost over assets acquired was reduced by approximately $1,275,000. Approximately $112,000 of the carryforward loss was utilized for the year ended June 30, 1994. The net operating loss carryforward of approximately $6,000,000 at June 30, 1994 expires through 2007.

               Interest
               --------

               As a condition to the acquisition, Zing was required to repay certain bank indebtedness in the approximate amount of $3,000,000 and since that date Zing has continued to provide Omnirel with its working capital requirements.

               As of December 31, 1994, the balance on the Zing Loan was approximately $5,500,000 with interest at the rate of 7.75%, or approximately $426,000 annually. This loan is due on demand and a portion of it ($1,500,000) is subordinated to the Bank, which has also provided the Revolving Loan in the maximum principal amount of $300,000 and the Equipment Loan in the maximum principal amount of $1,200,000 to finance Omnirel's equipment purchases. The rate of interest on the Zing Loan was reduced from 8.75% to 7.75% as of July 1, 1993, as a result of the then current reduction generally in market rates. The current rate continues in effect through June 30, 1995. Since increases in the prime rate subsequent to the end of Fiscal Year 1994 have rendered the rate charged by Zing below the current market rate of approximately 10%, Omnirel's profit for the six months ended December 31, 1994 has been benefitted and will continue to be benefitted through the end of Fiscal Year 1995, in relation to what such profit would have been had Omnirel been charged interest on the Zing Loan at market rates during those periods.

               Omnirel is negotiating to obtain a commitment for a Mortgage Loan from the Bank in the principal amount of $2,000,000, to be represented by the Mortgage Note and secured by the Mortgage on its land and plant in Leominster, Massachusetts. The proceeds from the Mortgage Loan will be used to reduce the principal amount of the Zing Loan to $3,500,000 as of the Effective Time. It is expected that the Mortgage Note will bear interest at the rate of 10.5% per annum and will mature on or about June _____, 2000, with amortization based on a 20-year schedule. Omnirel anticipates that the Mortgage and Mortgage Note will include cross-default provisions in respect of the Revolving Loan and the Equipment Loan. As a result of the difference between the interest on the Mortgage Note and the interest previously paid by Omnirel on the approximately $2,000,000 portion of the Zing Loan, Omnirel's interest expense will increase by approximately $55,000 per annum.

               As part of its refinancing of the Zing Loan  and pursuant to the Merger, Omnirel will issue its Preferred Stock (see "DESCRIPTION OF OMNIREL CAPITAL STOCK - Preferred Stock" below)
           -------------------------------------
          in exchange for the $3,500,000 balance of the Zing Loan. Although dividends on the Preferred Stock will accumulate at the rate of [ ]% per annum, the payment of such dividends is subject to declaration by the Board of Directors of Omnirel and restrictions imposed by the Bank. As a result of the issuance of its Preferred Stock, Omnirel will no longer have an interest expense of approximately $270,000 on that portion of the Zing Loan. It should be noted, however, that the approximately $270,000 of interest on the $3,500,000 portion of Zing Loan was a deductible expense for income tax purposes, whereas the $[ ] in dividends on the Omnirel Preferred Stock will not be so deductible.

               In addition to the foregoing, Omnirel is negotiating with the Bank for an increase, from $300,000 to $700,000, in the amount of its Revolving Loan and an increase, from $1,200,000 to $1,800,000, in the amount of its Equipment Loan. In the event that Omnirel obtains such increases, the amount of its borrowings under these loans will very likely increase and there will be a corresponding increase in interest expense.

          Liquidity and Capital Resources
               As a result of the capitalization of $3,500,000 of the Zing Loan in exchange for the Preferred Stock and the repayment of the approximately $2,000,000 balance of the Zing Loan, Omnirel's balance sheet will be strengthened and management believes that its ability to obtain credit from its vendors and the banking community will be enhanced.

               Historically, Omnirel has borrowed from banks in order to satisfy its annual capital budget which is used primarily to acquire machinery and equipment for its production facility. These equipment loans were typically for five years from the date of acquisition. Omnirel's current equipment line of credit allows it to borrow up to $1,200,000 for the purchase of equipment. As of December 31, 1994, approximately $40,000 was available under this line of credit.

               Omnirel, from  time to  time, has  required short-term  bank borrowing secured by its trade receivables to finance its need for working capital. Omnirel sells to large, well-financed companies and therefore its accounts receivable are generally collected within 30 to 60 days, with no material bad debt exposure. Availability of components within a given manufacturing cycle are critical to economic production, as a result of which Omnirel is required to maintain adequate quantities of inventory. The working capital requirements are essentially driven by these inventory levels. Under its current short-term revolving line of credit, Omnirel is permitted to borrow up to $300,000, all of which was available to the Company as of December 31, 1994.

               Historically, Zing has made loans to Omnirel and has guaranteed both the Equipment Loan and the Revolving Loan. Subsequent to the Merger, Zing will no longer make such loans or offer its guarantee to banking institutions. Although current negotiations between Omnirel and the Bank do not contemplate the extension of Zing's guarantee, there can be no assurance as to the type of banking lines of credit that may subsequently be available, or whether or not their terms will be as favorable to Omnirel as they were when Zing guaranteed such lines of credit. Moreover, to the extent that assets in addition to Omnirel's real property are used to collateralize the Mortgage Loan, or additional assets are required by the Bank to collateralize Omnirel's increased borrowing capacity under the Revolving Loan or the Equipment Loan, Omnirel's liquidity may be adversely affected and its ability to obtain further financing reduced.

                                 BUSINESS OF TACTECH
                                 -------------------
          General
               TACTech is an information service company founded in 1987 by Zing. Its proprietary software data base provides the user with information useful in determining, among other things, the projected life cycle (obsolescence) of microcircuits and discrete semiconductor devices used primarily in the manufacture of electronic systems for military and aerospace applications. TACTech licenses its proprietary software data bases to defense contractors and sub-contractors, manufacturers of military-grade semiconductors, government agencies and various organizations supporting the Department of Defense. As of December 31, 1994 TACTech services were subscribed to by fifty-five (55) customers located throughout the United States and Canada.

               The TACTech data base library contains the nomenclature and general description for over 100,000 individual military semiconductor devices, and is believed by management to include virtually all standard microcircuits and discrete devices with high reliability specifications used for military and aerospace applications. The data base is constantly updated at TACTech's headquarters and delivered on a real-time or near real-time basis electronic system. TACTech software provides a description and general specification of each microcircuit and discrete device in the TACTech library, thereby allowing the user to identify functionally interchangeable devices from various manufacturers and to upgrade and rank devices according to projected life cycle and availability based on changes in technology and sources of supply.

               TACTech has developed proprietary analysis procedures and software to provide a life cycle projection assessment rating for each device type (microcircuits, diodes and transistors) contained in its library. TACTech's life cycle projections are determined by tracking and weighing a device's attributes, such as speed, density, packaging, manufacturing process, design-in acceptance and available sources of supply.

               TACTech's proprietary software allows its customers to receive information from TACTech's library in useable formats through a personal computer with modem access or through Internet. The system allows for device type information searches to be conducted on a form-fit and function equivalent basis and/or alternate technology basis. Updates to TACTech's information library are available to TACTech's customers on a real-time basis. Information searches can be conducted by the subscriber through parametric product description or by generic device type.

               TACTech  continually updates  its  library with  information that includes product introductions, product discontinuances and changes in the quality level of available product. The TACTech system permits subscribers to conduct individual device type searches or to conduct an analysis on an entire bill of materials for semiconductor devices. TACTech provides an automatic electronic discontinuance notification service through its built-in software, which automatically notifies the subscriber of changes in availability with reference to specific subscriber bill(s) of materials.

               TACTech also maintains a "where used" library which contains the semiconductor content in over 2,000 unclassified military electronic systems. A user can access this "where used" library to determine which specific device types are incorporated within specific systems or to determine commonality of usage across multiple systems. "Where used" information is particularly valuable to semiconductor manufacturers, or electronic components parts distributors, in determining marketing strategy or analyzing device type usage trends based on design-in acceptance, discontinuance or obsolescence.

               In recent years the U.S. Government has effected defense budget reductions while at the same time establishing procurement policies aimed at cost control and efficiency. The Department of Defense is encouraging its contractors to constantly analyze trends of potentially diminishing manufacturing sources and technological obsolescence as important considerations when designing new electronic systems, thereby providing for more predictable manufacture, better maintenance and longer operational life of equipment.

               The Department of Defense has been emphasizing that military electronic system designs are to be developed utilizing the best commercial/industrial practices in order to control or reduce cost while at the same time expanding design options without degrading system reliability. In accordance with the mandate for the application of best commercial/industrial practice, defense contractors and subcontractors have become increasingly interested in exploring the use of reliable industrial or commercial components and process technologies as favorable alternatives to previous standard "MilSpec only" designs. TACTech believes that the trend which emphasizes alternative design concepts will continue and that issues of military component obsolescence and management of diminishing sources relating to standard military designated components will continue to be a problem facing the military electronics industry, thus creating a growing market for the services offered by TACTech.

               In addition to projecting the life cycle of military semiconductors and providing information on technological updates and source changes for military devices, TACTech has recently developed an information service that allows the user to convert most military specification semiconductors to their closest industrial equivalent. The conversion is based on electrical functionality as well as packaging availability. TACTech believes that this data service will prove to be of significant value to its customers.

          Competition
               TACTech competes with many data service companies which possess greater financial and human resources than does TACTech. Many of TACTech's competitors also offer a greater variety of services than does TACTech. TACTech believes, however, that it offers its customers a unique set of information services that have been specially developed to assist the military/aerospace market in solving problems relating to the management of diminishing sources of supply and technological obsolescence, as they pertain to high reliability semiconductor devices.

               TACTech believes it is the only on-line data service company which has focused all its resources on providing such highly specialized services, thus giving it an advantage in competing favorably with other information service organizations who provide data services designed for more general application.

          Marketing, Sales and Licensing
               TACTech maintains  marketing, customer service  and customer training representatives in its Yorba Linda, California headquarters and a marketing representative located in Leominster, Massachusetts. TACTech markets its data services through highly specialized and highly trained marketing personnel who contact prospective customers directly. TACTech also promotes its services and identifies prospective customers through participation in conferences and conventions dedicated predominantly or exclusively to the issue of shrinking availability of military product due to a diminishing number of manufacturing sources for military specified products, or due to technological obsolescence. Video sales aids and literature describing TACTech's data services are also utilized in its marketing program.

               TACTech licenses its proprietary software and data services under written license agreements with subscribers. Although TACTech provides customer support to its subscribers to facilitate efficient use of its data services, TACTech does not warrant the data provided to it and in turn provided to its subscribers.

               During the next twelve months, TACTech plans to expand its marketing effort into western Europe.

          Customer Support and Warranty
               TACTech's subscription agreements with its customers include in the base subscription price free on-site training for two representatives of the customer; the cost of such training for each additional subscriber representative is $400. The training program runs for two days and covers three areas: operational, conceptual understanding of the software program's capability and application training for integrating TACTech's service into the subscriber's system. Once on line, a subscriber may call TACTech for technical assistance, at the subscriber's cost, or use e-mail to obtain assistance. TACTech's subscription agreements expressly disclaim any warranty, express or implied, for the accuracy of its data bases.

               TACTech has adopted a number of security measures and techniques, including scrambling, encryption and off-site storage of its software, to prevent unauthorized use of its data base services by subscribers and to frustrate penetration of its system and theft of its data bases and programs by outsiders. TACTech meets the highest standards set by the Pentagon for security in its industry.

          Sources of Data Bases
               Information for TACTech's data base library is acquired from various public and private sources, including semiconductor manufacturers, defense contractors and the unclassified records of the U.S. Government and its agencies. Approximately 50% of TACTech's information for its data bases comes from numerous companies in the private sector which generally make such information available to persons having a recognized need for same.

          Trademarks, Copyrights and Licenses
               TACTech maintains copyright protection for its computer software and related data base service, and claims proprietary trade secret protection through customer licensing agreements. TACTech has not applied for Federal registration of its tradename, and does not hold any patents to any of the technology incorporated in its software or data services.

          Research and Development
               TACTech's research and development is principally concerned with customer interface design, new information products and system security.

          Employees
               TACTech employs nine (9) computer programmers and data maintenance personnel, and an additional five (5) persons in sales, marketing and customer support and two (2) persons in administrative roles. No TACTech employees are covered by a collective bargaining agreement.

          Properties
               TACTech is currently renting facilities in Yorba Linda, California from Arrow Electronics on a month-to-month basis at a cost of $3,500 per month. Approximately 40% of TACTech's Yorba Linda facility is currently in productive use.

          Legal Proceedings

               None.

                     TACTECH MANAGEMENT'S DISCUSSION AND ANALYSIS
                   OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                   ------------------------------------------------

          Results of Operations - Six Months Ended December 31, 1994 Compared To Six Months Ended December 31, 1993
          ----------------------------------------------------
               TACTech generates revenues primarily through license agreements for its data base services. These agreements are generally for terms of 12 months, but may be cancelled by either party upon 30 days' notice. The number of subscriber licenses generating revenues was greater during the six months ended December 31, 1994 as compared to the six months ended December 31, 1993. The following data indicates the licensing activity for each period:

                                                       Six Months Ended
                                          December 31, 1994   December 31, 1993
                                          -----------------   -----------------

          Subscribers at beginning of period       47               34
          Subscribers who did not renew            (2)              (2)
          Subscribers added during period          10               10
                                                   --               --
          Subscribers at end of period             55               42
                                                   ==               ==

               TACTech earned net income of $43,000, or $2.81 per share, for the six months ended December 31, 1994 compared to a net loss of $51,000, or $3.37 per share, for the six months ended December 31, 1993.

               Revenues for the six months ended December 31, 1994 were $585,000 as compared to $411,000 for the six months ended December 31, 1993. This represented an increase of 42% for the six months ended December 31, 1994 over the prior comparable period.

               In May of 1994 TACTech was awarded a contract in the amount of $79,000 for Phase I of a Department of Defense project to survey, develop, demonstrate and test an information parts management system to be used for management of component obsolescence.

               Phase I of the project has been completed by TACTech. Phase I involved the study of how obsolescence is affecting military electronic systems and equipment an evaluation of ways to predict future obsolescence problems and the design of a pilot project. Phase I resulted in approximately $57,000 in revenue during the six months ended December 31, 1994.

               Phase II is to be awarded after an evaluation of the results of Phase I. The maximum value of a Phase II award would be $700,000 over a period of two years. Phase II would involve the construction of a pilot project that analyzes and predicts pending obsolescence within military platforms. TACTech intends to bid on Phase II. No assurance can be given, however, as to when Phase II will be awarded or whether TACTech will be awarded a contract under Phase II.

               In December 1994 TACTech released an additional information service, which contains data for commercial and industrial grade microcircuits. This service allows a subscriber to seek and search for electronic component parts that are commercially equivalent in function and packaging to military types of parts.

               Selling, marketing, software development and maintenance expense and depreciation increased to $543,000 for the six months ended December 31, 1994 from $463,000 for the prior comparable period. The increase is attributable primarily to an increase in personnel as follows:

                                      Number of Employees as of Six Months Ended
                                        December 31, 1993     December 31, 1994
                                        -----------------     -----------------
          Sales, marketing, training and
          customer service                         4                   5

          Software development, data base
          maintenance and computer maintenance     8                   9

          General and administrative               1                   2
                                                  --                  --
                    Total                         13                  16
                                                  ==                  ==

          Results of Operation  - Fiscal Year 1994 Compared  to Nine Months
          -----------------------------------------------------------------
          Ended June 30, 1993
          -------------------
               At the time of the Arrow sale in May 1993, TACTech changed its fiscal year to June 30 and therefore the results of operations are not directly comparable from fiscal period to fiscal period.

               Simultaneously with the disposition of the Sold Business, TACTech entered into a three-year exclusive licensing agreement with Arrow at an annual rate of $108,000. TACTech agreed that during the term of this agreement it would not grant or authorize any other party access to its data bases or services if such party were in the business of distributing electronic components parts. The agreement may be renewed for successive one-year periods by mutual written consent of the parties.

               The following data reflects TACTech's subscription history for the fiscal periods indicated:

                                             Nine Months Ended
                                             June 30, 1993      Fiscal Year 1994

          Subscribers at beginning of period      31                 34
          Subscribers who did not renew           (3)                (4)
          Subscribers added during period          6                 17
                                                  --                 --
          Subscribers at end of period            34                 47
                                                  ==                 ==

               During the fiscal period ended June 30, 1994 TACTech augmented and strengthened its marketing strategy by opening a sales office in Leominster, Massachusetts. This office enabled the Company to better penetrate the U.S. market east of the Mississippi and the Canadian market.

               During Fiscal Year 1994 TACTech expanded its information and service capability by increasing its data base to include military grade transistors and diodes (discrete devices) covering

          MIL-19500.    Prior to  the  addition  of discrete  devices,  the
          TACTech data bases contained only microcircuits.

          Trends
               TACTech's intention is to position itself to capitalize on the need for more efficient design service as the Department of Defense budget contracts. Although a declining military budget may result in a reduction in the total number or dollar value of military projects, TACTech believes that Department of Defense imperatives aimed at design efficiency for those projects will make TACTech's services more valuable as a means of reducing the incidence of technological obsolescence and assisting designers in identifying the best available military industrial practices.

                           DIRECTORS AND MANAGEMENT OF ZING
                           --------------------------------
          Board of Directors

               In the event the Merger Agreement is NOT approved by shareholders, Zing will continue to be managed under the direction of its Board of Directors, which is currently comprised of two classes with three members in each class as follows:

                                  CLASS I                      CLASS II
                              (To Serve Until the          (To Serve Until the
                               Annual Meeting of            Annual Meeting of
                              Shareholders in 1996         Shareholders in 1995)
                             ---------------------         ---------------------
                               Robert E. Schrader             Henry A. Singer
                              Deborah J. Schrader            John F. Catrambone
                                Martin S. Fawer              Laurence W. Higgitt

               At each annual meeting the class of directors whose terms expire at such meeting is to stand for election for staggered two-year terms ending on the date of the second annual meeting following their election.

               The   following   table  sets   forth   certain  information
          concerning the directors of the Company.

                                                                 Director of
          Name, Age, Principal Occupation, Other Directorships    Zing Since
          ----------------------------------------------------   -----------
          JOHN F.  CATRAMBONE, 54, has  been President and            1986
          Chairman  of the Board of Omnirel since 1985.
          Omnirel has been a subsidiary of the Company since
          June 1991.

          MARTIN S. FAWER, 61, became Chief Financial Officer         1984
          and Treasurer in February 1988. From October 1984 to January 1988 Mr. Fawer was Treasurer of the
          Company. He is also a director of TACTech and Omnirel. For more than five years, Mr. Fawer has been a principal of Fawer and Kupczyk, P.C. and its predecessors, certified public accountants.

          LAURENCE  W. HIGGITT,  48, has  been employed by            1985
          Stephen Rose & Partners, Limited, investment bankers, in London, England since 1984 and has been on its Board of Directors since 1985.

          DEBORAH J. SCHRADER, 48, has been Secretary of the          1969
          Company since its incorporation. She is also the Secretary and a director of TACTech. She is the wife of Robert E. Schrader.

          ROBERT  E. SCHRADER,  51, is the  founder of the            1969
          Company and has been President and Chief Executive
          Officer since its incorporation in 1969. He is also a director and vice president of TACTech and Omnirel. He is the husband of Deborah J. Schrader.

          HENRY A.  SINGER, 57, has been a member of the law firm     1988
          of Morrison Cohen Singer & Weinstein, LLP and its predecessor for more than the past five years. Morrison
          Cohen Singer & Weinstein, LLP serves as general counsel to the Company.


          Board Committees and Meetings
               The Company maintains standing Audit, Executive and Compensation Committees of the Board of Directors but does not maintain a nominating committee. Each Committee was created on July 31, 1985. The members of the Audit Committee are Henry A. Singer and Laurence W. Higgitt. The Audit Committee, which met during the fiscal year ended June 30, 1994 (the "1994 Fiscal Year"), is responsible for assuring that management fulfills its financial reporting responsibilities and will meet periodically with representatives of management and with the Company's independent auditors. The members of the Compensation Committee during the 1994 Fiscal Year were Laurence W. Higgitt and Henry A. Singer. The Compensation Committee, which met once during the Fiscal Year 1994, is responsible for reviewing levels and methods of executive compensation and making recommendations to the Board. The members of the Executive Committee are Robert E.

          Schrader, Deborah J. Schrader and Martin S. Fawer. The Executive Committee, which met twice during the Fiscal Year 1994, is responsible for acting as required when the full Board is unavailable for deliberation. The Company also maintains a Stock Option Committee, whose members during the Fiscal Year 1994 were Robert E. Schrader and Henry A. Singer. The Stock Option Com-mittee did not meet during the Fiscal Year 1994. It has responsibility to designate optionees under the Company's 1982 Incentive Stock Plan, the exercise price of the options, the date of grant and period of the options, and other terms and conditions. None of the members of the Stock Option Committee is eligible to receive options while serving in such capacity. The Board of Directors met twice during the Fiscal Year 1994. All of the directors attended at least 75% of the Board's meetings, except for Mr. Higgitt and Mrs. Schrader, each of whom attended only one meeting.

          Security Ownership of Management
               The following table sets forth, as at March 1, 1995, historical information (unadjusted for the Merger) concerning the beneficial ownership of voting securities of the Company by all current directors individually, by the Chief Executive Officer and those executive officers of the Company whose total annual salary and bonus exceeded $100,000 in Fiscal Year 1994, and by all directors and officers as a group:

          Title     Name of                 Amount             Percent
          of Class  Beneficial Owner   Beneficially Owned      of Class
          --------  -----------------  ------------------      --------
          Common    John F. Catrambone      111,000 (1)          4.34%
          Common    Martin S. Fawer         104,736 (2)          4.03%
          Common    Laurence W. Higgitt       3,000 (1)             *
          Common    Henry A. Singer           3,000 (1)             *
           ___      Deborah J. Schrader          --                --
          Common    Robert E. Schrader    1,227,211             47.08%
           ___      Malcolm Baca                 --                --

          All Officers and Directors
           as a Group (7 persons)         1,448,947 (3)        55.59%
          _______________________
          (*)    Represents less than 1% of the shares outstanding.
          (1)    Includes 3,000 shares which may be acquired upon  exercise of Warrants.
          (2)    Includes 41,857 shares which may be acquired upon exercise of Warrants.
          (3)    Includes 50,857 shares which may be acquired upon exercise of Warrants.

               As of the date of this Proxy Statement/Prospectus, no director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Act or of any company registered as an Investment Company under the Investment Company Act of 1940. Other than Robert E. Schrader and Deborah J. Schrader, who are married to each other, there is no family relationship among any of the members of the Board of Directors or the officers of the Company.

               In November 1992, Mr. Singer settled a civil suit filed by the SEC alleging that in August and November of 1987 he purchased shares of common stock of a company listed on the New York Stock Exchange based upon material non-public information. Mr. Singer denied all allegations, except that he acknowledged that he in fact purchased the shares of such company and sold them for a profit of approximately $34,000 in April 1988. As part of such settlement, Mr. Singer, without admitting any prior wrongdoing, agreed to a permanent injunction against his violating securities laws in future trading of any securities.

          Executive Officers
                                             Position with Company and Business
          Name                     Age       Experience During Past Five Years
          ----                     ---       ----------------------------------
          Robert E. Schrader*

          Deborah J. Schrader*

          Martin S. Fawer*

          John F. Catrambone*

          Malcolm Baca                  54        Vice     President    and
                                                  Treasurer of TACTech from
                                                  1987 to  March 1995,  and
                                                  Executive  Vice President
                                                  and    Chief    Operating
                                                  Officer from March 1995.

          _____________________
          * See "Directors" above.

          Compensation of Directors and Executive Officers

               Executive Compensation
               ----------------------
               The following table sets forth a summary for the last three fiscal years of the cash compensation paid by the Company and its subsidiaries as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the only two executive officers of the Company other than the Chief Executive Officer whose aggregate total annual salary and bonus exceeded $100,000 in the Fiscal Year 1994 (the "Named Executive Officers").

                              SUMMARY COMPENSATION TABLE
                                                                                         Long-Term Compensation
                                                                                    --------------------------------------
                                                 Annual Compensation                        Awards          Payouts
                                   --------------------------------------------     ---------------------  --------
                                                                                              Securities
           Name and                                                Other          Restricted  Underlying              All Other
           Principal                                               Annual           Stock     Options/     LTIP    Compensation(2)
           Position                Year(1)  Salary($)  Bonus($) Compensation($)   Awards($)   SARs (#)  Payouts($)      ($)
           --------                ----     ---------  -------- ---------------   ---------   --------  ---------- ------------
           Robert E. Schrader      1994     162,500       ---       ---              ---        ---        ---        1,800
           President, Chief        1993     220,600       ---       ---              ---        ---        ---        1,481
           Executive Officer       1992     318,270       ---       ---              ---        ---        ---        1,974
           and Chairman of the Board
           John F. Catrambone(3)   1994     185,004     50,000      ---              ---        ---        ---        3,054
           President of Omnirel    1993     146,750       ---       ---              ---        ---        ---        2,043
           Corporation             1992     257,000      8,000      ---              ---        ---        ---        3,969

           Malcolm Baca            1994     161,479       ---       ---              ---        ---        ---        1,044
           Vice President and      1993     111,754       ---       ---              ---        ---        ---          783
           Treasurer of TACTech    1992     147,541       ---       ---              ---        ---        ---        1,044

       _______________
       (1) On May 19, 1993 the Company's Board of Directors voted to change the Company's fiscal year end to June 30 from September 30. Information for Fiscal Year 1993 is for the nine months ended June 30, 1993. Information for the Fiscal Year 1992 is for the fiscal year ended September 30, 1992.
       (2) The amounts reflect the following payments of annual life insurance premiums in the 1994 Fiscal Year: $1,800 on behalf of Mr. Robert E. Schrader, $3,054 on behalf of Mr. John Catrambone and $1,044 on behalf of Mr. Malcolm Baca.
       (3) Amounts recorded as Salary include a contractually required annual bonus of $60,000 ($45,000 for the nine-month Fiscal Year 1993).
            See "Employment Contracts and Termination of Employment and Change-of-Control Arrangements" below.

         The above amounts do not include certain personal benefits, which do not exceed as to any executive officer identified above, 10% of his total Annual Compensation.

               Grants of Warrants
               ------------------
               During the Fiscal Year 1994 no Warrants, options or stock appreciation rights were granted by the Company to any Named Executive.

               Aggregated Warrant Exercises in Last Fiscal Year
               and Fiscal Year-End Warrant Values
               --------------------------------------------------
               During the Fiscal Year 1994, no Warrants were exercised by any of the Named Executive Officers. At the end of the Fiscal Year 1994, of the Named Executive Officers only John F. Catrambone owned unexercised Warrants. Of Mr. Catrambone's 3,000 unexercised Warrants, all were "in-the-money" and all were exercisable at December 31, 1994. The value of Mr. Catrambone's Warrants at December 31, 1994 was $11,355 based upon a value of $5.125 per share of the Company's Common Stock which was the closing bid price of such stock on the NASDAQ-NMS as at December 31, 1994. It is expected that prior to the Annual Meeting Mr. Catrambone will exercise all of his Warrants.

               Compensation of Directors
               -------------------------
               The Company pays each director who is not an officer or employee of the Company (other than Henry A. Singer) $4,000 per year for his services as a director plus $250 for each Board of Directors meeting attended and for each Committee meeting attended if not held on the same day as a Board meeting. Mr. Singer does not receive such fee, since the firm of which he is a partner is paid its customary legal fees for Mr. Singer's attendance and participation. See "- Compensation Committee Interlocks and Insider Participation" and "- Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below.

          Employment Contracts, Termination of Employment
          and Change-in-Control Arrangements
               Mr.  John  F. Catrambone  has  an employment  agreement with
          Omnirel. The five-year agreement, expiring in June of 1996, provides for a base salary of $125,000 per year, a bonus of $60,000 per year from Zing and an incentive bonus linked to a set of performance criteria determined annually by Omnirel's Board of Directors and subject to percentage limitations of Mr.

          Catrambone's base salary (70% for Fiscal Year 1994 and 75% for Fiscal Year 1995). Mr. Catrambone was loaned $300,000, without interest, by the Company when it purchased Omnirel. The Company has guaranteed to Mr. Catrambone the base compensation payments and pays the $60,000 annual bonus, which is used by Mr. Catrambone to repay such loan. The Company also loaned Mr. Catrambone $250,000 to purchase shares of the Company's Common Stock. Such loan, which is due in June 2001, is secured by the stock so purchased by Mr. Catrambone. Simultaneously with the Merger, Zing will assign to Omnirel such $250,000 loan and Omnirel will issue to Zing its $250,000 note due upon the earlier to occur of Mr. Catrambone's repayment of the assigned loan or December 31, 1998. The loan will be secured by the Merger Consideration, other than the Cash Payment, to be received by Mr. Catrambone in respect of such Company Common Stock.

               Mr. Malcolm Baca has an employment agreement with TACTech. The term of Mr. Baca's employment is set to expire on May 1, 1997. Mr. Baca's agreement entitles him to a salary of $120,000 per annum, plus five percent (5%) of TACTech's collected revenues, except that on revenues attributable to another commissioned member of TACTech's management Mr. Baca's commission is two and one-half percent (2 1/2%). All commissions to Mr. Baca are subject to his required contribution of one-half of one per cent (1/2%) of TACTech's collected revenues to a bonus pool fund for the benefit of non-commissioned members of management, which contribution is matched by TACTech. In addition to other customary terms, pursuant to the agreement Mr. Baca's compensation is subject to a $350,000 per annum maximum. The annual maximum is subject to increase based upon the National Consumer Price Index. In the event Mr. Baca is terminated without good cause, TACTech is obligated to continue to pay compensation to Mr. Baca through April 30, 1997.

               Mr. Robert E. Schrader does not have an employment agreement with the Company and his compensation is set by the Compensation Committee subject to the approval of the Board of Directors. In connection with the Arrow Sale, Mr. Schrader entered into a Consulting and Non-Competition Agreement with Arrow and Mr. Martin Fawer (the Company's Chief Financial Officer) entered into a one-year Consulting Agreement with Arrow. Pursuant to the terms of his agreement and after the May 19, 1993 closing of the Arrow Sale, Mr. Schrader was required to devote up to fifteen business days to the business of Arrow during the first three months after such closing and up to ten business days during the next three-month period after such closing, and currently is required to devote up to five business days per quarter to the business of Arrow. Mr. Fawer, upon reasonable request of and notice by Arrow, was required to provide consulting services to Arrow through March 19, 1994. Mr. Fawer assigned his rights to receive his consulting fees under his agreement with Arrow to the Company in exchange for the Company's setting his salary for part-time services at $75,000.

          Compensation Committee Interlocks and Insider Participation
               The members of the Compensation Committee during the 1994 Fiscal Year were Laurence W. Higgitt and Henry A. Singer. Henry
          A. Singer, a director of the Company during the 1994 Fiscal Year, is a partner of Morrison Cohen Singer & Weinstein, counsel to the Company. Such firm was paid $179,548 for legal services rendered to the Company for the Fiscal Year 1994, of which $5,491.50 was paid in respect of Mr. Singer's attendance at Board and Committee meetings.

               Compensation Committee Report
               -----------------------------
               The Compensation Committee is responsible for reviewing levels and methods of executive compensation and making recommendations to the Board of Directors. Such recommendations were made in the past primarily based upon comparisons of executive compensation in other comparable companies engaged in the distribution of high reliability electronic components.

               Compensation in the Fiscal Year 1994 of the Named Executive Officers other than the Registrant's Chief Executive Officer was the result of contractual arrangements entered into between such persons and their respective employers prior to the beginning of the Fiscal Year 1994, and were not reviewed by the Compensation Committee. Members of the Compensation Committee, which did not formally meet in the Fiscal Year 1994, informally concurred in management's decision to set 1994 compensation for Mr. Schrader at $150,000 per annum, except that in the first fiscal quarter of such year he was paid at an annual rate of $300,000 per annum. The Committee has not met to determine 1995 compensation for Mr. Schrader or any other executive officer, and as a result such compensation continues at the 1994 annual rate. The Compensation Committee is comprised of Laurence W. Higgitt and Henry A. Singer.

                       Comparative Stock Performance Graph For
                       ---------------------------------------
                              The Company's Common Stock
                              --------------------------

               The following is a graph comparing the annual percentage change in the cumulative total shareholder return of the Company's common stock with the cumulative total returns of the published Dow Jones Equity Market Index and the Dow Jones Semiconductors and Related Index for the Company's last five fiscal years.

                   COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           Among Zing Technologies, Inc., Dow Jones Equity Market Index and
                            Semiconductors & Related Index
           Fiscal Years Ended September 30, 1989 through 1992 and June 30,
           1993 and 1994

- -------------------------------------------------------------------------------
                               1989     1990    1991    1992    1993    1994
- -------------------------------------------------------------------------------
Zing Technologies, Inc.        100       72      76      44      68      64
- -------------------------------------------------------------------------------
Dow Jones Equity Market        100      115     124     142     162     164
- -------------------------------------------------------------------------------
Semiconductors & Related       100      142     140     167     326     361
- -------------------------------------------------------------------------------

          Interest in Certain Transactions of Directors,
          Officers and Principal Holders of Voting Securities

               The Company paid Morrison Cohen Singer & Weinstein, of which Henry A. Singer, a director of the Company, is a partner, $179,548 for legal services rendered to the Company for legal services rendered to the Company in the Fiscal Year 1994, of which $5,491.50 was paid in respect of Mr. Singer's attendance at Board and Committee meetings.

               As of the Effective Time, Omnirel and TACTech will enter into three-year Management Services Agreements with Zing. Omnirel will pay Zing $150,000 per annum and TACTech will pay Zing $75,000 per annum to provide managerial oversight services previously performed by Zing with charges for such services included in general corporate charges. It is expected that such services will be performed by Robert E. Schrader, Zing's Chief Executive Officer, and Martin S. Fawer, Zing's Chief Financial Officer.

                         DIRECTORS AND MANAGEMENT OF OMNIREL
                         -----------------------------------
          Board of Directors
               The names and ages of all directors of Omnirel, their other positions with Zing or TACTech, their term of office and their business background are set forth below:

                                                                 Director of
          Name, Age, Principal Occupation, Other Directorships  Omnirel Since
          ----------------------------------------------------  -----------
          JOHN F. CATRAMBONE,  54, has been President of            1985
          Omnirel since 1985 and was Chairman of the Board from 1985 until 1991. He has also been a director of Zing since 1986.

          ROBERT E. SCHRADER, 51, has been Chairman of the Board    1991
          of Omnirel since 1991 and is also President and a director of TACTech. He is the founder of Zing and has been the Chairman of the Board, President and Chief Executive Officer since its incorporation in 1969. He is the husband of Deborah J. Schrader.

          MARTIN S. FAWER, 61, has been Secretary of Omnirel since    1991
          1991 and its Chief Financial Officer since March 1995. He is also a director, the Chief Financial Officer and Treasurer of Zing and of TACTech. For more than five years, Mr. Fawer has been a principal of Fawer and Kupczyk, P.C.
          and its predecessors, certified public accountants.

          [Add: 2 independent directors]

               The Omnirel certificate of incorporation (the "Omnirel Charter") provides for a classified Board of Directors, with not fewer than three (3) nor more than eleven (11) members, but no more than nine (9) members if any shares of Omnirel Preferred Stock are outstanding. Subject to the foregoing, the Omnirel Charter further authorizes the Board to create and fill new directorships by a majority vote. Assuming that the Board does not increase the number of directors above five (5), pursuant to the Omnirel Charter, at the first annual meeting of stockholders following the Effective Time, the members of one class will be elected for a term of one year (1) and the members of the other class will be elected for a term of two (2) years.

          Security Ownership of Certain Beneficial Owners

               The following table sets forth, as of April ___, 1995, (after giving effect to the Omnirel stock split which will occur on or prior to the Effective Time) information concerning beneficial ownership of voting securities of Omnirel by each person who is known by management to own beneficially more than 5% of any class of such securities:

                                              Amount
          Title     Name and Address        Beneficially        Percent of
          of Class  of Beneficial Owner       Owned(1)           Class(1)
          --------  -------------------       -----              -----
          Common    Zing Technologies, Inc.   2,694,971          98.21%
                    115 Stevens Avenue
                    Valhalla, NY 10595
        _________________

        (1) The foregoing table does not give effect to the exercise of the following outstanding Omnirel options by certain members of Omnirel management, the exercise of which is reflected elsewhere in this Proxy Statement/Prospectus: options to acquire 57,511 shares of Omnirel Common Stock at $3.83 per share and options to acquire 350,295 shares of Omnirel Common Stock at $3.06 per share (all on a post-Merger basis). None of these options may be exercised within sixty (60) days of the date hereof. See "Non-Qualified Stock Option Exchange Plan" and "1995 Non-Qualified Stock Option Plan" below.

          Security Ownership of Management

               The following table sets forth, as of April ___, 1995, (after giving effect to the Omnirel stock split which will occur on or prior to the Effective Time) information concerning the beneficial ownership of Omnirel Common Stock by all current directors individually, by the Chief Executive Officer and those executive officers of Omnirel whose total annual salary and bonus exceeded $100,000 in the Fiscal Year 1994, and by all directors and officers as a group:

                                                  Amount
          Title     Name and Address            Beneficially      Percent of
          of Class  of Beneficial Owner           Owned(1)         Class(1)
          --------  -------------------           -----            -----

          Common    John F. Catrambone              0(2)            0%(2)
          Common    Robert E. Schrader      2,694,971(3)        98.21%(3)
          Common    All Officers and
                      Directors as a
                      Group (nine persons)  2,694,971(2)(3)(4)  98.21%(2)(3)(4)
                             ----
       _________________
       (1) The foregoing table does not give effect to the exercise of the following outstanding Omnirel options by certain members of
            Omnirel  management,  the   exercise  of  which   is  reflected
            elsewhere  in  this  Proxy Statement/Prospectus:    options  to
            acquire 57,511 shares of Omnirel Common Stock at $3.83 per share and options to acquire 350,295 shares of Omnirel Common Stock at $3.06 per share (all on a post-Merger basis). None of these options may be exercised within sixty (60) days of the date hereof. See "Non-Qualified Stock Option Exchange Plan"
            and "1995 Non-Qualified Stock Option Plan" below.
       (2) Does not include (i) options to acquire 261,414 shares of Omnirel Common Stock at an exercise price of $3.06 per share, none of which options may be exercised within sixty (60) days from the date hereof, (ii) previously owned shares of Omnirel Common Stock and options to acquire shares of Omnirel Common Stock which were exchanged for such 261,414 options, nor (iii) 111,000 Zing Shares to be exchanged for 111,000 shares of
            Omnirel  Common  Stock  pursuant  to  the  Merger.   See  "Non-
            Qualified Stock Option Exchange Plan" below.
       (3) Reflects control of 2,694,971 shares of Omnirel Common Stock through the Major Shareholder's control of Zing.
       (4) Does not include (i) options to acquire 75,679 shares of Omnirel Common Stock at an exercise price of $3.06 per share and options to acquire 10,457 shares of Omnirel Common Stock at an exercise price of $3.83, none of which options may be exercised within sixty (60) days from the date hereof, nor (ii) 215,736 Zing Shares to be exchanged by certain officers and directors for 215,736 shares of Omnirel Common Stock pursuant
            to the Merger.   See "Non-Qualified Stock Option Exchange Plan"
            and "1995 Non-Qualified Stock Option Plan" below.

               John F. Catrambone, Robert E. Schrader, Martin S. Fawer [and ___________________] are directors of Zing. As of the date of this Proxy Statement/Prospectus, except with respect to Zing, no director of Omnirel is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or of any company registered as an Investment Company under the Investment Company Act of 1940. There is no family relationship among any members of the Board of Directors or the officers of Omnirel.

          Executive Officers
                                        Position with Company and Business
          Name                     Age  Experience During Past Five Years
          ----                     ---  ---------------------------------
          John F. Catrambone*

          Martin S. Fawer*

          Robert E. Schrader*

          [Thomas C. Teebagy, Jr.] ___ [Vice President-Manufacturing]

          Rosario Gioia            65   Vice President - Engineering since June
                                        1989.
          Mark W. Lynch            41   Vice President - Planning since October
                                        1,  1994.  Vice President  - Operations
                                        from  April  5,  1993 until October  1,
                                        1994.   From February 1988 until  April
                                        1993  Mr.  Lynch  was Vice President  -
                                        Manufacturing  of  Avatar  Corporation,
                                        Hopkinton, MA.
          Richard R. Muller        42   Vice  President  -  Sales and Marketing
                                        since January  18, 1994.  From  October
                                        1991 until January  18, 1994, Mr. Muller
                                        was   National  Sales  Manager  of  TAG
                                        Semiconductors  Ltd. of Burlington, MA.
                                        Prior  to October  1991, Mr. Muller was
                                        employed  by Unitrode Corporation for a
                                        period of  13 years,  and most recently
                                        served   as   Director   of   Sales and
                                        Marketing.
          Alan D. Tasker           52   Vice President - New Product Development
                                        since October 15, 1994.  From March 12,
                                        1990 Mr.  Tasker was  Director  of  New
                                        Product Development at Omnirel.
          John H. Allwein, Jr.     40   Director  of  Finance  since  May  11,
                                        1987.
          _______________
          *  See "Directors" above.

          Compensation of Directors and Executive Officers

               Executive Compensation
               ----------------------
               The following table shows, for the three most recently ended fiscal years, the cash compensation paid or accrued for those years to the Chief Executive Officer of Omnirel. No executive officer of Omnirel other than the Chief Executive Officer was paid an aggregate annual salary and bonus in compensation, for services rendered in all capacities in which he served, in excess of $100,000 for Omnirel's last fiscal year.

                              SUMMARY COMPENSATION TABLE
                                                                                         Long-Term Compensation
                                                                                    --------------------------------------
                                                 Annual Compensation                        Awards          Payouts
                                   --------------------------------------------     ---------------------  --------
                                                                                              Securities
           Name and                                                Other          Restricted  Underlying              All Other
           Principal                                               Annual           Stock     Options/     LTIP    Compensation(2)
           Position                Year(1)  Salary($)  Bonus($) Compensation($)   Awards($)   SARs (#)  Payouts($)      ($)
           --------                ----     ---------  -------- ---------------   ---------   --------  ---------- ------------
           John F. Catrambone(3)   1994     125,004     50,000      ---              ---        ---        ---        ---
           Chief Executive Officer 1993     101,750       ---       ---              ---        ---        ---        ---
                                   1992     197,000      8,000      ---              ---        ---        ---        ---

       _______________
         (1) On May 19, 1993, Omnirel's Board of Directors voted to change Omnirel's fiscal year end to June 30 from September 30. Information for the Fiscal Year 1993 is for the nine months ended June 30, 1993. Information for the Fiscal Year 1992 is for the fiscal year ended September 30, 1992.
         (2) Does not reflect payment by Zing for annual life insurance premiums in Fiscal Year 1994 of $3,054, in Fiscal Year 1993 of $2,043 and in Fiscal Year 1992 of $3,969.
         (3) Amounts recorded as Salary do not include a contractually required annual bonus of $60,000 ($45,000 for the nine-month Fiscal Year 1993) payable by Zing. See "Employment Contracts, Termination of Employment and Change-of-Control Arrangements" below.

            The above amounts do not include certain personal benefits, which do not exceed, as to the Chief Executive Officer, 10% of his total Annual Compensation.

               Management Incentive Rights Plan
               --------------------------------

               On June 26, 1991, Omnirel established a Management Incentive
          Rights Plan (the "Incentive Plan") whereby various senior management participants were granted rights, contingent upon Omnirel's obtaining certain earnings levels ("Incentive Rights"), to be compensated as the value of Omnirel increased. Compensation was to be awarded upon the occurrence of certain triggering events, and varied in amount according to which of such events occurred. No compensation was earned under the Incentive Plan in Fiscal Year 1994. The Incentive Plan was terminated as of January 1, 1995 and Non-Qualified Exchange Options were issued in replacement for the Incentive Rights under the Incentive Plan (see "Non-Qualified Stock Option Exchange Plan" below).

               Grants of Warrants, Options and SARs in Last Fiscal Year
               --------------------------------------------------------
               No warrants, options or SARs were granted to the Chief Executive Officer of Omnirel and no other executive officer was paid an annual salary and bonus in excess of $100,000 for Omnirel's last fiscal year.

               Qualified Stock Option Plan
               ---------------------------
               On August 15, 1986, Omnirel established a qualified stock option plan, as amended June 26, 1991 (the "Qualified Option Plan"), pursuant to which 15,030 shares (39,291 shares as adjusted for the Merger) of Omnirel Common Stock have been issued. On March 23, 1995, options for 6,056 Shares included in the foregoing total (15,831 as adjusted for the Merger) were granted under the Qualified Option Plan to various members of Omnirel management and all such options were exercised on such date and paid for with bonuses from Omnirel. All options granted under the Qualified Option Plan were granted at exercise prices of $3.00, $5.00 and $6.50 per share ($1.15, $1.91 and $2.49 per share, respectively, as adjusted for the Merger). The Qualified Option Plan has been terminated and no options are outstanding thereunder.

               Non-Qualified Stock Option Exchange Plan
               ----------------------------------------
               On  March  23,  1995,  Omnirel  established  its  1995  Non-
          Qualified Stock Option Exchange Plan (the "Non-Qualified Exchange Plan") covering 134,000 shares (350,295 shares as adjusted for the Merger) of Omnirel Common Stock. Pursuant to the Non-Qualified Exchange Plan, all holders of Incentive Rights under the Incentive Plan (other than John F. Catrambone) exchanged such Rights as of March 23, 1995 for options to purchase an aggregate of 34,000 shares (88,881 shares as adjusted for the Merger) of Omnirel Common Stock (the "Non-Qualified Exchange Options"). As of March 23, 1995, Mr. Catrambone surrendered 18,872.4 shares (49,335 shares as adjusted for the Merger) of Omnirel Common Stock, 2,000 unexercised options (5,228 unexercised options as adjusted for the Merger) under the Qualified Option Plan and 45 Incentive Rights under the Incentive Plan in exchange for 100,000 (261,414 as adjusted for the Merger) Non-Qualified Exchange Options. Each Non-Qualified Exchange Option entitles the holder to purchase a share of Omnirel Common Stock at an exercise price of $8.00 per share ($3.06 per share as adjusted for the Merger). Optionees may exercise such Options as follows: up to 33% commencing one year from the date of grant; up to 67% commencing two years from the date of grant; and the balance commencing three years from the date of grant. With respect to all of the options granted under the Non-Qualified Exchange Plan, credit has been given for vesting purposes for service from January 1, 1995. No further options are available for grant under the Non-Qualified Exchange Plan.

               1995 Non-Qualified Stock Option Plan
               ------------------------------------
               On March 23, 1995, the Omnirel Board of Directors adopted its 1995 Non-Qualified Stock Option Plan (the "1995 Non-Qualified Option Plan") and on March 23, 1995, the Omnirel shareholders approved the 1995 Non-Qualified Option Plan, pursuant to which

          45,000 shares (117,636 shares as adjusted for the Merger) of Omnirel Common Stock have been reserved and authorized for issuance. Each option under the 1995 Non-Qualified Option Plan is exercisable as follows: up to 20% commencing one year from the date of grant; up to 40% commencing two years from the date of grant; up to 60% commencing three years from the date of grant; up to 80% commencing four years from the date of grant; and the balance commencing the fifth year from the date of grant. The 1995 Non-Qualified Option Plan terminates ten years after the date of adoption. As of March 23, 1995, there were 22,000 options (57,511 options as adjusted for the Merger) granted under the 1995 Non-Qualified Option Plan at an exercise price of $10.00 per share ($3.83 per share as adjusted for the Merger) and, with respect to all such options, credit has been given for vesting purposes for service from January 1, 1995.


                 Aggregated Option/SAR Exercises in Last Fiscal Year
                        and Fiscal Year-End Option/SAR Values
                   -----------------------------------------------
                                                                             Value of
                                                                           Unexercised
                    Shares                  Number of Unexercised          In-the-Money
                   Acquired                    Options/SARs at           Options/SARs at
                      on       Value            FY-End (#)(1)               FY-End($)(1)
 Name            Exercise(#)   Realized($)  Exercisable Unexercisable  Exercisable  Unexercisable
 ----            -----------   -----------  ----------- -------------  -----------  -------------
 John F. Catrambone                           2,000                         0
                                                            45                           0

   _________________
   (1) As of March 23, 1995, Mr. Catrambone surrendered all 2,000 options (5,228 options as adjusted for the Merger) under the Qualified Option Plan and 45 Incentive Rights for cancellation in partial consideration for a grant of 100,000 (261,414 as adjusted for the Merger) Non-Qualified Exchange Options. See "Non-Qualified Stock Option Plan" above.

               Compensation of Directors
               -------------------------
               Omnirel does not pay directors for their services as directors. Omnirel may, in the future, pay directors who are not officers or employees of Omnirel for their services as directors plus a fee for committee meetings attended.

          Employment Contracts, Termination of Employment and Change-in-Control Arrangements

               John Catrambone has an employment agreement with Omnirel. The five year agreement, expiring in June of 1996, provides for a base salary of $125,000 per year, a bonus of $60,000 per year from Zing and an incentive bonus linked to a set of performance criteria determined annually by Omnirel's Board of Directors and subject to percentage limitations of Mr. Catrambone's base salary (70% for Fiscal Year 1994 and 75% for Fiscal Year 1995). Mr. Catrambone was loaned $300,000, without interest, by Zing when it purchased Omnirel. Zing has guaranteed to Mr. Catrambone the base compensation payments and pays the $60,000 annual bonus, which is used by Mr. Catrambone to repay such loan. Zing also loaned Mr. Catrambone $250,000 to purchase shares of Zing Common Stock, which loan is secured by the shares of Zing Common Stock so purchased by Mr. Catrambone. Simultaneously with the Merger, Zing will assign to Omnirel such $250,000 loan and Omnirel will issue to Zing its $250,000 note due upon the earlier to occur of Mr. Catrambone's repayment of the assigned loan or December 31, 1998. The loan will be secured by the Merger Consideration, other than the Cash Payment, to be received by Mr. Catrambone in respect of such Zing Common Stock.

          Compensation Committee Interlocks And Insider Participation

               There are no committees of the Omnirel Board of Directors.

          Interest in Certain Transactions of Directors, Officers and Principal Holders of Voting Securities.

               As of the Effective Time, Omnirel and Zing will enter into a three-year Management Services Agreement. Omnirel will pay Zing $150,000 per annum to provide managerial oversight services previously performed by Zing with charges for such services included in general corporate charges. Such services will be performed by Robert E. Schrader, Zing's Chief Executive Officer, and Martin S. Fawer, Zing's Chief Financial Officer. Messrs. Schrader and Fawer are directors of Omnirel; Mr. Schrader is also Chairman of the Board of Omnirel and Mr. Fawer is the Chief Financial Officer and Secretary of Omnirel.

                         DIRECTORS AND MANAGEMENT OF TACTECH
                         -----------------------------------
          Board of Directors
               The names and ages of all Directors of TACTech, their other positions with Zing or Omnirel, their term of office and their business background are set forth below.

                                                                Director of
          Name, Age, Principal Occupation, Other Directorships  TACTech Since
          ----------------------------------------------------- -------------
          ROBERT E. SCHRADER, 51, has been President of TACTech        1987
          since its organization in 1987 and is also Vice
          President and a director of Omnirel. He is the founder of Zing, its President and Chief Executive Officer since its incorporation in 1969. He is the husband of Deborah J. Schrader.

          MARTIN  S. FAWER, 61, has been the Chief Financial Officer   1987
          and Treasurer of TACTech since  _________, 1995 and from
          June 1, 1987  until that date he was Vice President and
          Assistant Treasurer.  He is also the Chief Financial
          Officer and  Treasurer of Zing.   For more than five years
          Mr. Fawer has been a principal of Fawer and Kupczyk, P.C., and its predecessors, certified public accountants.

          DEBORAH  J.  SCHRADER, 48, has been Secretary of TACTech    1987
          since its organization in 1987. She has also been the Secretary and a director of Zing since its organization in 1969. She is the wife of Robert E. Schrader.


          [Add 2 independent directors.]

               The TACTech certificate of incorporation (the "TACTech Charter") provides for a classified Board of Directors, with not fewer than three (3) nor more than eleven (11) members. Subject to the foregoing, the TACTech Charter further authorizes the

          Board to create and fill new directorships by a majority vote. Assuming that the Board does not increase the number of directors above five (5), pursuant to the TACTech Charter, at the first annual meeting of stockholders following the Effective Time, the members of one class will be elected for a term of one year (1) and the members of the other class will be elected for a term of two (2) years.

          Security Ownership of Certain Beneficial Owners

               The following table sets forth, as of April ___, 1995, (after giving effect to the TACTech stocksplit which will occur on or prior to the Effective Time) information concerning beneficial ownership of voting securities of TACTech by such persons who are known by management to own beneficially more than 5% of any class of such securities:
                                             Amount
          Title     Name and Address        Beneficially        Percent of
          of Class  of Beneficial Owner       Owned              Class
          --------  -------------------       -----              -----
          Common    Zing Technologies, Inc.   673,743            90.00%
                    115 Stevens Avenue
                    Valhalla, New York 10595
          Common    Malcolm Baca               74,860            10.00%
                    24611 Catalonia
                    Mission Viejo, California

          Security Ownership of Management

               The following table sets forth, as of April ___, 1995, (after giving effect to the TACTech stocksplit which will occur on or prior to the Effective Time) information concerning beneficial ownership of voting securities of TACTech Common Stock by all current directors individually, by the Chief Executive Officer and the executive officers of TACTech whose total annual salary and bonus exceeded $100,000 in Fiscal Year 1994, and by all directors and officers as a group:

                                       Amount
                                    Beneficially        Percent of
                                        Owned              Class
                                        -----              -----
          Robert E. Schrader(1)        673,743             90.00%
          Malcolm Baca                  74,860             10.00%
          All Officers and Directors
           as a Group
            (four persons)(2)          748,603            100.00%

          _______________

         (1)Reflects control of 673,743 shares of TACTech Common Stock through the Major Shareholder's control of Zing.
         (2)Includes the shares described in footnote (1).

               Martin S. Fawer, Robert E. Schrader and Deborah J. Schrader are directors of Zing. As of the date of this Proxy Statement/Prospectus, except for the foregoing no other director of TACTech is a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or any company registered as an Investment Company under the Investment Company Act of 1940. Other than Robert E. Schrader and Deborah J. Schrader, who are married to each other, there is no family relationship among any members of the Board of Directors or the officers of TACTech.

          Executive Officers
                                        Position with Company and Business
          Name                Age       Experience During Past Five Year
          ----                ---       -----------------------------------

          Robert E. Schrader*
          Deborah J. Schrader*
          Martin S. Fawer*
          Malcolm Baca        54        Vice  President and  Treasurer from
                                        1987 to March 1995; Executive  Vice
                                        President   and   Chief   Operating
                                        Officer since March 1995.

          _______________
          * See "Directors" above.

          Compensation of Directors and Executive Officers

               Executive Compensation
               ----------------------
               The following table shows, for the three most recently ended fiscal years, the cash compensation paid or accrued for those years to the Chief Executive Officer of TACTech and to each of the four most highly compensated executive officers of TACTech other than the Chief Executive Officer whose aggregate annual salary and bonus paid in compensation for services rendered in all the capacities in which they served exceeded $100,000 for TACTech's last fiscal year (the "Named Executives").

                              SUMMARY COMPENSATION TABLE
                                                                                         Long-Term Compensation
                                                                                    --------------------------------------
                                                 Annual Compensation                        Awards          Payouts
                                   --------------------------------------------     ---------------------  --------
                                                                                              Securities
           Name and                                                Other          Restricted  Underlying              All Other
           Principal                                               Annual           Stock     Options/     LTIP    Compensation(2)
           Position                Year(1)  Salary($)  Bonus($) Compensation($)   Awards($)   SARs (#)  Payouts($)      ($)
           --------                ----     ---------  -------- ---------------   ---------   --------  ---------- ------------
           Robert E. Schrader(3)   1994        ---        ---       ---              ---        ---        ---        ---
           President               1993        ---        ---       ---              ---        ---        ---        ---
                                   1992        ---        ---       ---              ---        ---        ---        ---

           Malcolm Baca            1994     161,479       ---       ---              ---        ---        ---        1,044
           Vice President          1993     111,754       ---       ---              ---        ---        ---          783
                                   1992     147,541       ---       ---              ---        ---        ---        1,044

     _______________
     (1) On May 19, 1993, TACTech's Board of Directors voted to change TACTech's fiscal year end to June 30 from September 30. Information for Fiscal Year 1993 is for the nine months ended June 30, 1993. Information for the Fiscal Year 1992 is for the fiscal year ended September 30, 1992.
     (2) Reflects payment by Zing for annual life insurance premiums in the Fiscal Year 1994 of $1,044 on behalf of Mr. Baca.
     (3) Does not reflect any amounts of cash or other compensation received by Mr. Robert E. Schrader as an executive officer of Zing. Mr. Schrader does not receive any compensation from TACTech.
       The above amounts do not include certain personal benefits, which do not exceed, as to any executive officer identified above, 10% of his total Annual Compensation.

               Grants of Warrants, Options and SAR's
               -------------------------------------
               During the 1994 Fiscal Year and currently, TACTech has no warrant, option, stock appreciation rights or other long-term compensation plan for its employees and has not previously granted or issued any warrants, options or stock appreciation rights.

               Compensation of Directors
               -------------------------
               TACTech does not pay directors for their services as directors. TACTech may, in the future, pay directors who are not officers or employees for their services as directors plus a fee for committee meetings attended.

          Employment Contracts, Termination of Employment and Change-in-Control Arrangements

               Mr.  Malcolm Baca has an  employment agreement with TACTech.
          The term of Mr. Baca's employment is set to expire on May 1, 1997. Mr. Baca's agreement entitles him to a salary of $120,000
          per  annum,  plus  five   percent  (5%)  of  TACTech's  collected
          revenues,  except   that  on  revenues  attributable  to  another
          commissioned member of TACTech's management Mr. Baca's commission is two and one half percent (2 1/2%). All commissions to Mr. Baca are subject to his required contribution of one-half of one percent (1/2%) of TACTech's collected revenues to a bonus pool fund for the benefit of non-commissioned members of management, which contribution is matched by TACTech. In addition to other
          customary   terms,  pursuant   to  the   agreement,   Mr.  Baca's
          compensation  is subject to  a $350,000  per annum maximum.   The
          annual  maximum is subject  to increase  based upon  the National
          Consumer  Price  Index.   In  the event  Mr.  Baca is  terminated
          without good cause, TACTech is obligated to continue to pay compensation to Mr. Baca through April 30, 1997.

               Mr. Robert E. Schrader does not have an employment agreement with TACTech. His compensation is paid by Zing and set by the Compensation Committee of Zing's Board of Directors, subject to the approval of Zing's Board of Directors.

          Interest in Certain Transaction of Directors, Officers and Principal Holders of Voting Securities

               As of the Effective Time, TACTech and Zing will enter into a three-year Management Services Agreement. TACTech will pay Zing $75,000 per annum to provide managerial oversight services previously performed by Zing with charges for such services included in general corporate charges. Such services will be performed by Robert E. Schrader, Zing's Chief Executive Officer, and Martin S. Fawer, Zing's Chief Executive Officer. Messrs. Schrader and Fawer are directors of TACTech; Mr. Schrader is also the President of TACTech and Mr. Fawer is its Chief Financial Officer.

               MARKET PRICE OF AND DIVIDENDS FOR THE  COMPANY'S COMMON
               -------------------------------------------------------
               STOCK AND RELATED SHAREHOLDER MATTERS
               -------------------------------------

               The Common Stock of the Company is traded on NASDAQ-NMS, under the symbol ZING. The following table sets forth the high and low closing sales prices of the Company's Common Stock on the NMS for each quarterly period during the last two fiscal years.

                                                     High      Low

                    2nd Quarter Fiscal Year 1993    2 7/8     1 3/8
                    3rd Quarter Fiscal Year 1993    2 7/8     2 1/4

                    1st Quarter Fiscal Year 1994    2 1/2     1 7/8
                    2nd Quarter Fiscal Year 1994    2 1/4     1 5/8
                    3rd Quarter Fiscal Year 1994    2 1/4     1 7/8
                    4th Quarter Fiscal Year 1994    2 1/4     1 3/4

                    1st Quarter Fiscal Year 1995    2         2 1/4
                    2nd Quarter Fiscal Year 1995    6 3/4     2 1/16


               There   were  2,555,640   shares   of   Zing  Common   Stock
          outstanding and 86 holders of record, and at least 390 beneficial owners of the shares as of March 1, 1995.

               No cash dividends have been declared or paid on Zing Common Stock for the fiscal years ended June 30, 1994 and 1993. The present policy of Zing is to retain earnings to provide funds for the operation and expansion of its business.


                         DESCRIPTION OF OMNIREL CAPITAL STOCK
                         ------------------------------------
          Authorized Capital Stock

               Omnirel's authorized capital stock currently [after reincorporation in Delaware] consists of 10,000,000 authorized shares of Omnirel Common Stock, $.01 par value, of which 1,049,761 shares are issued and outstanding, and 5,000,000 shares of preferred stock, of which 2,694,971 shares constitute the series of Omnirel Preferred Stock, $.01 par value, referred to herein, none of which is issued or outstanding. If the Merger Agreement is approved, there will be a recapitalization of Omnirel based upon an approximately 2.61414-for-one common stock split. Assuming that no shareholders of Zing exercise their appraisal rights, at the Effective Time there will be issued and outstanding 2,744,227 shares of Omnirel Common Stock, and 2,694,971 shares of Omnirel Preferred Stock. The terms of such capital stock will continue unchanged after the Merger.

          Common Stock

               The holders of Omnirel Common Stock after the Merger will be entitled to one vote for each share on all matters to be voted upon by Omnirel shareholders, including the election of directors, and, except as otherwise required by law or provided in any resolution adopted by the Omnirel Board of Directors with respect to Omnirel Preferred Stock, the holders of such shares will possess exclusively all voting power subject, however, to the right of the holders of Preferred Stock voting as a class to elect two members of the Omnirel Board of Directors in the event of a change in control of Omnirel (see "Preferred Stock"). The holders of Omnirel Common Stock will not have any cumulative voting rights, nor any conversion, redemption or preemptive rights. Subject to the rights of holders of any outstanding Omnirel Preferred Stock to receive a preferred dividend (see "Preferred Stock" and "Dividends on Preferred Stock" below), and to any preferential rights of any outstanding series of other Omnirel preferred stock designated by the Omnirel Board of Directors from time to time, the holders of Omnirel Common Stock will be entitled to such dividends as may be declared from time to time by the Omnirel Board of Directors from funds legally available therefor, and upon the dissolution, liquidation or winding up of Omnirel, whether voluntary or involuntary, will be entitled to receive pro rata all assets of Omnirel legally available for distribution to such holders.

          Market for Common Stock

               The  shares of  Omnirel Common  Stock to  be distributed  to holders of Zing Shares in connection with the Merger will be freely transferable. There is not currently a public market for the Omnirel Common Stock. Prices at which the Omnirel Common Stock may trade after the Merger cannot be predicted. Until the Common Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which the Omnirel Common Stock trades will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for Omnirel Common Stock, investor perception of Omnirel and the industry in which Omnirel participates, Omnirel's dividend policy and general economic and market conditions.

               Omnirel has applied for listing of its Common Stock on the NASDAQ-NMS following the Merger under the symbol of "OMNL."

          Dividends on Common Stock

               Omnirel  does not currently intend  to pay cash dividends on its Common Stock. The dividend policy of Omnirel will be reviewed from time to time by the Omnirel Board of Directors in light of its earnings and financial condition and such other business considerations as the Board considers pertinent.

          Preferred Stock

               The holders of Omnirel Preferred Stock will not be entitled to vote on any matters to be voted on by holders of Omnirel Common Stock, except in the event of a change in control of Omnirel, in which event the holders of Preferred Stock, voting as a class, will be entitled to elect two members of the Omnirel Board of Directors. A "change in control" means: (i) any sale or issuances or series of sales and/or issuance of shares of Omnirel's capital stock by Omnirel or any holders thereof which results in any person or group of affiliated persons (other than the owners of Common Stock and Preferred Stock or their affiliates as of the Effective Time) owning capital stock of Omnirel with voting power to elect a majority of the Board, and

          (ii) any merger or consolidation to which Omnirel is a party, except for a merger in which Omnirel is the surviving corporation if, after giving effect to such merger, the holders of Omnirel's outstanding capital stock immediately prior to the merger possess sufficient voting power to elect a majority of the Board. Omnirel's certificate of incorporation provides for a Board of Directors consisting of a minimum of three (3) members and a maximum of eleven (11), provided that no more than nine (9) directors may be elected for so long as any shares of Omnirel Preferred Stock are outstanding.

          Dividends on Preferred Stock

               Holders of Preferred Stock will be entitled to receive a cumulative preferred dividend
          [       ]% per annum of  the liquidation preference of $1.30  per
          share. The aggregate amount of the liquidation preference is $3,500,000. Payment of such dividends is subject to declaration at the discretion of the Omnirel Board of Directors and to restrictions imposed by the Bank and may be made only from funds legally available therefor.

          Redemption of Preferred Stock

               The Preferred Stock may be redeemed in whole or in part upon determination by the Omnirel Board of Directors at any time upon not more than sixty (60) and not less than thirty (30) days' written notice to the holders of Preferred Stock at a redemption price per share equal to $1.30 per share. Upon redemption of the Preferred Stock, the holders thereof will also be entitled to receive payment in full of any unpaid dividends, without interest, from funds legally available for payment therefor. Upon the dissolution, liquidation or winding up of Omnirel, whether voluntary or involuntary, holders of Preferred Stock will be entitled to a preferential distribution for payment in full of any unpaid dividends, without interest, and thereafter of $1.30 per share, from all assets of Omnirel legally available for distribution to such shareholders. The amount of any partial redemption shall be paid, pro rata, to all holders of Omnirel Preferred Stock, first, in payment of any accrued but unpaid dividends and, second, in partial payment of the redemption price. In the event of any payment in partial redemption of the

          Preferred Stock, the payment to which a shareholder shall thereafter be entitled upon full redemption, or upon Omnirel's dissolution, liquidation or winding up, shall be reduced by the amount of all prior payments in partial redemption (exclusive of any amounts representing accrued but unpaid dividends). A copy of Omnirel's Preferred Stock Certificate of Designation, which describes in detail the rights of holders of Omnirel Preferred Stock (identified in such Certificate of Designation as "Series A Cumulative Redeemable Preferred Stock"), is appended to this Proxy Statement/Prospectus as Annex III.

          Market for Preferred Stock

               The shares of  Omnirel Preferred Stock to be  distributed to holders of Zing Shares in connection with the Merger will be freely transferable. There is not currently a public market for the Omnirel Preferred Stock. Prices at which the Omnirel Preferred Stock may trade after the Merger cannot be predicted. Until the Preferred Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which the Omnirel Preferred Stock trades will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for Omnirel Preferred Stock, investor perception of Omnirel's financial condition, its ability to pay the cumulative preferred dividend and the likelihood of redemption.

               It is anticipated that the Preferred Stock will trade on the OTC Bulletin Board or in the pink sheets of the Automated Quotation Bureau OTC market under the symbol of "OMNL-P." The
          OTC market generally is less liquid than the NASDAQ-NMS and NASDAQ-SCMS, and for that reason holders of Omnirel Preferred Stock may not find a ready market for their shares.

          Transfer Agent and Registrar

               The Transfer Agent and Registrar for the Omnirel Common Stock and Preferred Stock will be Mellon Securities Trust Company of New York.

                              CAPITALIZATION OF OMNIREL
                              -------------------------

          The following table sets forth the capitalization of Omnirel as of December 31, 1994 and, as adjusted, to give effect to the issuance of approximately 2.6 shares for each share of common stock (1,706,475), assuming there is no exercise of appraisal rights of dissenting shareholders, the conversion of $3.5 million of amounts due to Zing to cumulative preferred stock and the refinancing of the remaining amount due to Zing (approximately $2,000,000) to long-term bank debt.

                                                    December 31, 1994
                                             --------------------------------
                                               As Reported     As Adjusted
                                             --------------    -----------
          Long-term debt                     $  932,493       $2,930,682  (a)
          Due to parent                       5,498,189                   (a)
          Shareholders' equity:
            Cumulative preferred stock,
             $.01 par value, 5,000,000
             shares authorized and 2,694,971
             shares issued as adjusted;
             $1.30 redemption value                            3,500,000  (a)
            Common stock, $.01 par value,
              3,000,000 shares authorized,
               1,057,201 shares issued,
               2,802,967 shares issued as
               adjusted                          10,572           28,030  (b)
          Additional paid-in capital          7,850,027        7,718,877(b),(c)
          Deficit                            (3,085,105)      (3,085,105)
          Less: Treasury stock (3,568 shares
             at cost, 58,661 shares,
             as adjusted)                        (5,448)          (5,448)(b),(d)
                                            ------------      ----------
          Total shareholders' equity          4,770,046        8,156,354
                                            ------------      ----------
          Total capitalization              $11,200,728      $11,087,036
                                            ------------      ----------
                                            ============      ==========

          (a) Amount due to parent converted to approximately $2,000,000 long-term bank debt and $3,500,000 of cumulative preferred stock.

          (b) Issuance of common shares on an approximately 2.6 to one basis, and the exercise of options for 15,030 shares for $86,000.

          (c)  Capitalization   of  approximately   $200,000  of   proposed
               transaction costs.

          (d) Includes 18,872 common shares contributed as treasury shares by President of the Company.

                         DESCRIPTION OF TACTECH CAPITAL STOCK
                         ------------------------------------

          Authorized Capital Stock

            TACTech's authorized capital stock currently consists of 50,000 authorized shares of TACTech Common Stock, of which 15,200 shares are issued and outstanding. If the Merger Agreement is approved, there will be a recapitalization of TACTech based upon an approximately 49.25-for-one stock split. Assuming that no shareholders of Zing exercise their appraisal rights, at the Effective Time there will be issued and outstanding 748,603 shares of TACTech Common Stock. The terms of such capital stock will continue unchanged after the Merger.

          Common Stock

            The holders of TACTech Common Stock after the Merger will be entitled to one vote for each share on all matters to be voted upon by TACTech shareholders, including the election of directors, and, except as otherwise required by law, the holders of such shares will possess exclusively all voting power. The holders of TACTech Common Stock will not have any cumulative voting rights, nor any conversion, redemption or preemptive rights. The holders of TACTech Common Stock will also be entitled to such dividends as may be declared from time to time by the TACTech Board of Directors from funds legally available therefor and upon the dissolution, liquidation or winding up of TACtech, whether voluntary or involuntary, will be entitled to receive pro rata all assets of TACTech legally available for distribution to such holders.

          Market for Common Stock

            The  shares  of  TACTech Common  Stock  to  be  distributed  to holders of Zing Shares in connection with the Merger will be freely transferable. There is not currently a public market for the TACTech Common Stock. Prices at which the TACTech Common Stock may trade after the Merger cannot be predicted. Until the Common Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which the TACTech Common Stock trades will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for TACTech Common Stock, investor perception of TACTech and the industry in which TACTech participates, TACTech's dividend policy and general economic and market conditions.

            It is anticipated that the Common Stock will trade on the OTC Bulletin Board or in the pink sheets of the Automated Quotation Bureau OTC market under the symbol of "TACT." The OTC market generally is less liquid than the NASDAQ-NMS and NASDAQ-SCMS, and for that reason holders of TACTech Common Stock may not find a ready market for their shares.

          Dividends

            TACTech does not currently intend to pay cash dividends on its Common Stock. The dividend policy of TACTech will be reviewed from time to time by the TACTech Board of Directors in light of its earnings and financial condition and such other business considerations as the Board considers pertinent.

          Transfer Agent and Registrar

            The Transfer Agent and Registrar for the TACTech Common Stock will be Mellon Securities Trust Company of New York.

                              CAPITALIZATION OF TACTECH
                              -------------------------

          The following table sets forth the capitalization of Transition Analysis Component Technology, Inc. as of December 31, 1994, and as adjusted to give effect to the issuance of 733,403 shares of common stock, assuming there is no exercise of appraisal rights of dissenting shareholders, and the capitalization of due to parent into additional paid-in capital.

                                                    December 31, 1994
                                             ------------------------------
                                               As Reported     As Adjusted
                                             --------------   -------------
          Due to parent                    $ 686,267          $   -0-     (a)
          Shareholders' equity:
            Common stock, $.01 par value,
               50,000 shares authorized,
               15,200 shares issued and
               outstanding, 748,603 shares
               issued and outstanding, as
               adjusted                          152           7,486      (b)
            Additional paid-in capital           848         579,781 (a),(b),(c)
            Deficit                         (384,132)       (384,132)
                                           ----------     -----------
          Total shareholders' equity
             (deficiency)                   (383,132)        203,135
                                          ------------   ------------
          Total capitalization             $ 303,135      $  203,135
                                          -----------    ------------
                                          ============   ============

          (a)  Capitalization of due to parent into additional paid-in capital.
          (b)  Issuance of common shares on an approximately 49 to one basis.
          (c) Capitalization of approximately $100,000 of proposed transaction costs.

                            SECURITY OWNERSHIP OF CERTAIN
                            -----------------------------
                      BENEFICIAL OWNERS AND MANAGEMENT OF ZING
                      -----------------------------------------
          Principal Security Holders
            The following table sets forth, as at March 1, 1995, historical information (unadjusted for the Merger) concerning the beneficial ownership of voting securities of the Company by each person who is known by management to own beneficially more than 5% of any class of such securities:

                                          Amount
          Title     Name and Address      Beneficially        Percent of
          of Class  of Beneficial Owner     Owned              Class(1)
          --------  -------------------     -----              -----
          Common    Robert E. Schrader    1,227,211           48.02%
                    72 Haight Cross Road
                    Chappaqua, NY 10514

          Common    Jesse Greenfield        217,350            8.50%
                    3765 Wild Plum Ct.
                    Boulder, CO  80434*

          _______________
          * Information with respect to the beneficial interest of the holder is based on the most recent Schedule 13D or Schedule 13G delivered to the Company by such holder and not on the basis of any independent information with respect to such holdings which the Company may possess.
   (1) Does not reflect issuance of 50,857 shares which may be acquired upon exercise of Warrants by certain executive officers and directors other than Robert E. Schrader.

                              ELECTION OF ZING DIRECTORS
                              --------------------------
          General
               The Company's Certificate of Incorporation and By-Laws provide for a Board of Directors consisting of not fewer than six nor more than ten members, classified into three classes if there shall be nine or more directors, or two classes if there shall be fewer than nine directors, in either case with each class being as nearly as possible equal in size to the others and with at least three directors in each class. The Board of Directors is comprised of the following members in the following classes:

                                  CLASS I                       CLASS II
                              (To Serve Until the           (To Serve Until the
                               Annual Meeting of              Annual Meeting of
                              Shareholders in 1996)        Shareholders in 1995)
                              ---------------------        --------------------

                              Robert E. Schrader            Henry A. Singer
                              Deborah J. Schrader           John F. Catrambone
                              Martin S. Fawer               Laurence W. Higgitt

          Nominees

               In the event that the Merger Agreement is NOT approved, shareholders will be asked to vote for three nominees to serve until the second succeeding annual meeting of the shareholders, to be held in 1997. At each annual meeting the class of directors whose term expires at such meeting stands for election for a staggered two-year term ending on the date of the second annual meeting following their election. The nominees are the persons listed in Class II above: Henry A. Singer, John F. Catrambone and Laurence W. Higgitt. The election of each nominee requires the affirmative vote of a plurality of those authorized to vote who are present in person or by proxy. All nominees are incumbent directors of the Company. The Board of Directors of the Company recommends that the shareholders elect all three nominees for another term.
                                         119

               Biographical information regarding the nominees is set forth under "DIRECTORS AND MANAGEMENT OF ZING - Board of Directors"
                  ---------------------------------
          above. A description of the standing committees of the Company's Board of Directors and information regarding attendance at Board and committee meetings and the Compensation Committee Report are set forth under "DIRECTORS AND MANAGEMENT OF ZING - Board
                             ------------------------------------
          Committees and Meetings" and "Compensation Committee Report" above. The Company's executive officers and brief summaries of their five-year employment history are set forth under "DIRECTORS
                                                                  ---------
          AND MANAGEMENT OF ZING -- Executive Officers" above.
          ----------------------

          Security Ownership of Management

               The following table sets forth, as at March 1, 1995, historical information (unadjusted for the Merger) concerning the beneficial ownership of voting securities of the Company by all current directors individually, by the Chief Executive Officer, by the Named Executive Officers, and by all directors and officers as a group:

                                          Amount
          Title     Name and Address   Beneficially          Percent of
          of Class  of Beneficial Owner   Owned                 Class
          --------  -------------------   -----                 -----
          Common    John F. Catrambone    111,000(1)             4.34%
          Common    Martin S. Fawer       104,736(2)             4.03%
          Common    Laurence W. Higgitt     3,000(1)             *
          Common    Henry A. Singer         3,000(1)             *
           ___      Deborah J. Schrader        --               --
          Common    Robert E. Schrader  1,227,211               47.08%
           ___      Malcolm Baca               --               --
          All Officers and Directors
            as a Group (7 persons)      1,448,947(3)            55.59%

          _______________________
          (*)Represents less than 1% of the shares outstanding.
          (1)Includes 3,000 shares which may be acquired upon exercise of Warrants.
          (2)Includes 41,857 shares which may be acquired upon exercise of Warrants.
          (3)Includes 50,857 shares which may be acquired upon exercise of Warrants.

               As of the date of this Proxy Statement/Prospectus, no director is a director of any company with a class of securities registered pursuant to Section 12 of the Act or of any company registered as an Investment Company under the Investment Company Act of 1940. It is anticipated, however, that prior to the Annual Meeting a company of which Henry A. Singer is a director will be in registration under the Securities Act. Other than Robert E. Schrader and Deborah J. Schrader, who are married to each other, there is no family relationship among any of the members of the Board of Directors or the officers of the Company.

          Compensation of Directors and Executive Officers

               Executive Compensation
               ----------------------

               For information regarding executive compensation, see the Summary Compensation Table set forth above under "DIRECTORS AND
                                                              -------------
          MANAGEMENT OF ZING - Compensation of Directors and Officers"
          ------------------

               Grants of Warrants, Options and SARs in Last Fiscal Year
               --------------------------------------------------------
               During Fiscal Year 1994 no Warrants, options or stock appreciation rights were granted to any Named Executive.

               Aggregate Warrant Exercises in Last Fiscal Year
               and Fiscal Year-End Warrant Values
               -----------------------------------------------
               During Fiscal Year 1994, no Warrants were exercised by any of the Named Executive Officers. At the end of Fiscal Year 1994, of the Named Executive Officers only John F. Catrambone owned unexercised Warrants. Of Mr. Catrambone's 3,000 unexercised Warrants, all were "in-the-money" and all were exercisable at December 31, 1994. The value of Mr. Catrambone's Warrants at December 31, 1994 was $11,355 based upon a value of $5.125 per share of the Company's Common Stock which was the closing bid price of such stock on the NASDAQ-NMS as at December 31, 1994.

               Compensation of Directors
               -------------------------
               For information regarding the compensation of directors, see "DIRECTORS AND MANAGEMENT OF ZING - Compensation of Directors"
           ----------------------------------
          above.

          Employment Contracts, Termination of Employment and Change-in-Control Arrangements

               For information regarding the employment contracts and change of control arrangements with the Company for each of Messrs. Catrambone, Baca and Schrader, See "DIRECTORS AND
                                                             --------------
          MANAGEMENT   OF  ZING  -  Employment  Contracts,  Termination  of
          ---------------------
          Employment and Change-in-Control Arrangements" above.


          Compensation Committee Interlocks and Insider Participation

               The  members of the  Compensation Committee during  the 1994
          Fiscal Year were Laurence W. Higgitt and Henry A.  Singer.  Henry
          A. Singer, a director of the Company during Fiscal Year 1994, is a partner of Morrison Cohen Singer & Weinstein, LLP, counsel to the Company. Such firm was paid $179,548 for legal services rendered to the Company for Fiscal Year 1994, of which $5,491.50 was paid in respect of Mr. Singer's attendance at Board and Committee meetings.

          Interest in Certain Transactions of Directors,
          Officers and Principal Holders of Voting Securities

               The Company paid Morrison Cohen Singer & Weinstein, LLP of which Henry A. Singer, a director of the Company, is a partner, $179,548 for legal services rendered to the Company in the Fiscal Year 1994.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
            -------------------------------------------------------------
               Messrs. Ernst & Young LLP have been the Company's independent public accountants since 1983, and have been selected by the Board of Directors to serve in such capacity for the fiscal year ending June 30, 1995 as well. Accordingly, and in the event that the shareholders do NOT approve the Merger Agreement, the Board of Directors of the Company recommends that the shareholders approve the appointment of Ernst & Young LLP as the Company's auditors. Representatives of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement and will be available toanswer appropriate questions.

                       SHAREHOLDER PROPOSALS AT THE COMPANY'S
                       ---------------------------------------
                         NEXT ANNUAL MEETING OF SHAREHOLDERS
                         -----------------------------------
               In the event that the shareholders do NOT approve the Merger Agreement, shareholders who intend to submit proposals to the Company's shareholders at the Company's next annual meeting of shareholders must submit such proposals to the Company no later than _______________, 1995, 120 days before the anticipated date of mailing of the proxy statement for such meeting. In such events, shareholder proposals should be submitted to Deborah J. Schrader, Corporate Secretary, 115 Stevens Avenue, Valhalla, New York 10595.

                                       EXPERTS
                                       -------
               The Consolidated Financial Statements of Zing Technologies, Inc. appearing in Zing's Form 10-K for the Fiscal Year 1994 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such Consolidated Financial Statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

               The Financial Statements of Omnirel Corporation and Transaction Analysis Component Technology, Inc., at June 30, 1994 and 1993 and for the year and the nine months then ended, respectively, appearing in this Prospectus/Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Omnirel and TACTech Registration Statements and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                    LEGAL MATTERS
                                    -------------
               The validity of the shares of Omnirel Common Stock, Omnirel Preferred Stock and TACTech Common Stock offered hereby will be passed upon for the Company, Omnirel and TACTech by Morrison Cohen Singer & Weinstein, LLP, New York, New York.

                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
                   -----------------------------------------------
               The Company hereby incorporates by reference the following: its Annual Report being mailed to shareholders simultaneously with this Proxy Statement/Prospectus; its Quarterly Reports on Form 10-Q for the three months ended September 30, 1994 and for the three months ended December 31, 1994; the Registration Statement on Form S-4 for the Omnirel Common and Preferred Stock filed with the SEC on _____________, 1995; and the Registration Statement on Form S-4 for the TACTech Common Stock filed with the SEC on ____________, 1995.

                                    OTHER MATTERS
                                    -------------
               Management knows of no other matters to be presented at the Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxy will vote the Proxy in accordance with their best judgment.


                                         By Order of the Board of Directors

          Dated:  Valhalla, New York
                  May _____, 1995                         Deborah J. Schrader
                                                                  Secretary

                    Index to Financial Statements

Omnirel Corporation
Audited Financial Statements - June 30, 1994

   Report of Independent Auditors ..........................................F-2
   Balance Sheets ..........................................................F-3
   Statements of Operations ................................................F-4
   Statements of Stockholders' Equity ......................................F-5
   Statements of Cash Flows ................................................F-6
   Notes to Financial Statements ...........................................F-7

Omnirel Corporation
Unaudited Financial Statements - December 31, 1994

   Balance Sheets ..........................................................F-14
   Statements of Operations ................................................F-15
   Statements of Cash Flows ................................................F-16
   Notes to Financial Statements ...........................................F-17

Transition Analysis of Component Technology, Inc.
Audited Financial Statements - June 30, 1994

   Report of Independent Auditors ..........................................F-19
   Balance Sheets ..........................................................F-20
   Statements of Operations ................................................F-21
   Statements of Cash Flows .................................. .............F-22
   Notes to Financial Statements ...........................................F-23

Transition Analysis of Component Technology, Inc.
Unaudited Financial Statements - December 31, 1994

   Balance Sheets ..........................................................F-26
   Statements of Operations ................................................F-27
   Statements of Cash Flows ................................................F-28
   Notes to Financial Statements ...........................................F-29

[ERNST & YOUNG LOGO]

ERNST & YOUNG LLP            One North Broadway              Phone: 914 761 7888
                             White Plains, New York 10601




                   Report of Independent Auditors

To the Directors of
Omnirel Corporation

We have audited the accompanying balance sheets of Omnirel Corporation as of June 30, 1993 and June 30, 1994 and the related statements of operations and stockholders' equity, and cash flows for the year and nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Omnirel Corporation as of June 30, 1993 and June 30, 1994 and the results of its operations and its cash flows for the year and nine months then ended in conformity with generally accepted accounting principles.

As discussed in Note 5 to the financial statements, in fiscal 1994 the Company changed its method of accounting for income taxes.






March 17, 1995
White Plains, NY

                                  Omnirel Corporation

                                    Balance Sheets

                                                             June 30
                                                       1993             1994
                                                       -------------------------
                                                          (In Thousands)
Assets

Current assets:
   Cash and cash equivalents                           $   80      $      26
   Accounts receivable, less reserve of
      $72 and $92, respectively                         1,269          2,211
   Inventory                                            1,968          2,391
   Other current assets                                   114            211
                                                       -------------------------
Total current assets                                    3,431          4,839

Property, plant and equipment                           7,539          7,885
Less: accumulated depreciation and amortization         1,864          2,843
                                                       -------------------------
                                                        5,675          5,042
Excess of cost over assets acquired, net of accumulated
   amortization of $563 and $716, respectively          3,248          1,821
Deferred income taxes                                                  1,255
Other assets                                               68              6
                                                     ---------------------------
Total assets                                          $12,422        $12,963
                                                     ---------------------------
                                                     ---------------------------

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable                                    $   853        $ 1,383
  Accrued expenses                                        246            164
  Accrued compensation                                    153            276
  Current portion of long-term obligations                782            156
                                                     ---------------------------
Total current liabilities                               2,034          1,979

Long-term obligations, less current portion                              626
Due to parent                                           5,267          5,532

Stockholders' equity:
  Common stock (par value $.01 per share;
      authorized 3,000,000 shares; issued and
      outstanding 1,057,201 shares (1993) and
      1,053,633 shares (1994)                              11             11
  Additional paid-in capital                            7,625          7,775
  Deficit                                              (2,515)        (2,955)
  Less treasury stock (3,568 shares)                                      (5)
                                                     ---------------------------
Commitments                                             5,121          4,826
                                                     ---------------------------
Total liabilities and stockholders' equity            $12,422        $12,963
                                                     ---------------------------
                                                     ---------------------------


See accompanying notes.

                                  Omnirel Corporation

                                Statements of Operations

                                                    Nine months
                                                      ended            Year ended
                                                     June 30,           June 30,
                                                       1993               1994
                                                 -------------------------------
                                                           (In Thousands)

Revenues                                              $ 5,907           $10,586
Cost of goods sold                                      4,247             6,742
                                                 -------------------------------
Gross profit                                            1,660             3,844

Selling, general and administrative expenses            1,788             2,248
Research and development                                  808               841
Depreciation and amortization of property and
  equipment                                               504               690
Amortization of excess of cost over assets acquired       200               153
Interest expense                                          237               349
                                                 -------------------------------
Loss before income taxes                               (1,877)             (437)

Provision for income taxes                                  9                 3
                                                 -------------------------------
Net loss                                              $(1,886)          $  (440)
                                                 -------------------------------
                                                 -------------------------------

Net loss per common share                             $ (1.78)          $  (.42)
                                                 -------------------------------
                                                 -------------------------------
Number of shares used in computation                1,057,201         1,053,633
                                                 -------------------------------
                                                 -------------------------------

See accompanying notes.

                                                             Omnirel Corporation

                                                     Statements of Stockholders' Equity

                                                                         Additional
                                                            Common        Paid-In         Treasury       Retained
                                                            Stock         Capital          Stock         Deficit         Total
                                                      --------------------------------------------------------------------------

Balance at October 1, 1992                                    $11           $7,512                      $   (629)       $ 6,894
Capital contribution of allocable corporate charges                            113                                          113
Net loss                                                                                                  (1,886)        (1,886)
                                                      --------------------------------------------------------------------------
Balance at June 30, 1993                                       11            7,625                        (2,515)         5,121
Purchase of treasury stock                                                                   $(5)                            (5)
Capital contribution of allocable corporate charges                            150                                          150
Net loss                                                                                                    (440)          (440)
                                                      --------------------------------------------------------------------------
Balance at June 30, 1994                                      $11           $7,775           $(5)        $(2,955)       $ 4,826
                                                      --------------------------------------------------------------------------
                                                      --------------------------------------------------------------------------



See accompanying notes.

                                  Omnirel Corporation

                                Statements of Cash Flows

                                                      Nine months
                                                        ended            Year ended
                                                       June 30,           June 30,
                                                        1993               1994
                                                  -----------------------------------
                                                             (In Thousands)

Operating activities
Net loss                                                $(1,886)          $ (440)
Adjusted to reconcile net loss to net cash
  provided by (used in) operating activities:
      Depreciation and amortization                         983            1,132
      Provision for losses on accounts receivable            15               20
      Changes in operating assets and liabilities:
        (Increase) decrease in accounts receivable          166             (962)
        Increase in inventories                            (627)            (423)
        (Increase) decrease in other current assets           1              (97)
        Decrease (increase) in other assets                 (43)           1,336
        Increase in deferred income taxes                                 (1,255)
        (Decrease) increase in accounts payable, accrued
          expenses and current portion of long-term debt    920              (55)
                                                        -----------------------------
Net cash used in operating activities                      (471)            (744)

Investing activities
Purchases of property and equipment                        (755)            (346)
                                                        -----------------------------
Net cash used in investing activities                      (755)            (346)
                                                        -----------------------------
Financing activities
Net increase in long-term borrowings                        879              891
Capital contribution                                        113              150
Purchase of treasury stock                                                    (5)
                                                        -----------------------------
Net cash provided by financing activities                   992            1,036
                                                        -----------------------------
Net decrease in cash and cash equivalents                  (234)             (54)
Cash and cash equivalents at beginning of period            314               80
                                                        -----------------------------
Cash and cash equivalents at end of period              $    80           $   26
                                                        -----------------------------
                                                        -----------------------------



See accompanying notes.

                                      Omnirel Corporation

                                 Notes to Financial Statements

                                         June 30, 1994

1. Organization and Summary of Significant Accounting Policies

Organization

On June 26, 1991, Zing Technologies, Inc. ("Zing"), acquired substantially all (approximately 96%) of the issued and outstanding shares of common stock of Omnirel Corporation (the "Company"). The acquisition has been accounted for by the purchase method of accounting, and, accordingly, the purchase price has been allocated to the assets acquired and the liabilities assumed based on the estimated fair values at the date of acquisition. The excess of cost over assets acquired is being amortized over 15 years.

The historical financial statements of the Company have been restated to give effect of the allocation to the Company of a portion of administrative expenses of Zing's corporate office (see Note 8).

General Business Description

The principal business of the Company is the manufacture and sale of power hybrid circuits. The Company manufactures and sells electronic components for use in military/aerospace and high-end industrial applications.

Revenue Recognition and Concentration of Credit Risk

The Company recognizes revenue at the time of shipment. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Receivables generally are due within 30 days. Credit losses relating to customers in the military/aerospace industry consistently have been within management's expectations.

Sales to two customers aggregated 19% and 13%, respectively, of revenues for fiscal 1994.

Cash Equivalents

The Company considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

                                      Omnirel Corporation

Inventory

Inventory is stated at the lower of cost (first-in, first-out method) or market.

Property, Plant and Equipment

Property, plant and equipment including equipment leased under capital leases are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty five years. Leasehold improvements are amortized over the terms of the respective leases or the service lives of the improvements, whichever is shorter.

Research and Development

Research and development costs are expensed as incurred.

Net Income Per Common Share

Net income per common share is based on the weighted average number of shares of Common Stock outstanding during each period.

2. Inventory

Inventory consists of the following:

                                                    June 30
                                            1993               1994
                                          ---------------------------
                                                 (In Thousands)

Raw materials and purchased parts          $1,342             $1,341
Work in process                               442                769
Finished goods                                184                281
                                          ---------------------------
                                           $1,968             $2,391
                                          ---------------------------
                                          ---------------------------

                                      Omnirel Corporation

3. Property, Plant and Equipment

Property, plant and equipment consists of:

                                                      June 30
                                                  1993       1994
                                             -------------------------
                                                   (In Thousands)

Land                                            $  300       $  300
Building                                         2,572        2,572
Equipment                                        3,849        4,118
Furniture and fixtures                             326          368
Leasehold improvements                             492          527
                                             -------------------------
                                                $7,539       $7,885
                                             -------------------------
                                             -------------------------



4. Long-Term Obligations

Long-term obligations consists of the following:

                                                      June 30
                                                  1993       1994
                                             -------------------------
                                                  (In Thousands)

Note payable to bank                            $778           $782
Capital lease obligations (Note 7)                 4
                                             -------------------------
                                                 782            782
Less: current portion                            782            156
                                             -------------------------
                                                $ -            $626
                                             -------------------------
                                             -------------------------


The Company has $782,000 outstanding against the line of credit at June 30, 1994. Interest is payable at the bank's base rate plus 3/4% (8% at June 30, 1994). The bank has a security interest in the equipment purchased (which has a net book value of approximately $776,000 at June 30, 1994). Omnirel was not in compliance with certain covenants of its loan agreement and has refinanced the debt, on a long-term basis, subsequent to year end.
The new debt is guaranteed by Zing, includes a $300,000 line of credit payable on demand and a $1,200,000 equipment line of credit payable over five years from respective draw downs with interest at the bank's prime rate plus 1-1/2%. The annual payment requirements for long-term obligations for the five years subsequent to June 30, 1994 are as follows:

                                      Omnirel Corporation

4. Long-Term Obligations (continued)

                                1995                                    $156
                                1996                                     157
                                1997                                     156
                                1998                                     157
                                1999                                     156

Interest paid during the nine months ended June 30, 1993 and the year ended June 30, 1994 was $203,000 and $447,000, respectively. These amounts include $288,000 and $163,000, respectively, of interest paid to parent (see Note 8).

5. Income Taxes

The Company files its federal income taxes on a consolidated basis with its parent Zing. The Company does not receive benefit nor make payment for any tax loss utilized by members of the consolidated group.

As of July 1, 1993, the Company adopted FASB Statement No. 109, "Accounting for Income Taxes". As permitted under the Statement, the Company had elected not to restate the financial statements of prior years. Under Statement 109, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of Statement 109, income tax expense was determined using the deferred method. Deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

At June 26, 1991 Omnirel had available approximately $6,100,000 of net operating loss carryforward for Federal income tax purposes. As a result of the adoption of Statement 109, the excess of cost over assets acquired was reduced by approximately $1,275,000. Approximately $112,000 of the carryforward loss was utilized for the year ended June 30, 1994. The net operating loss carryforward of approximately $6,000,000 at June 30, 1994 expires through 2007.

The Company made no income tax payments during the nine months ended June 30, 1993 or for the year ended June 30, 1994.

                                      Omnirel Corporation

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred tax asset as of June 30, 1994 were as follows:

Net operating losses                                   $1,833,000
Bases differences                                        (578,000)
                                                      -------------
Net deferred tax asset                                 $1,255,000
                                                      -------------
                                                      -------------

6. Employee Benefit Plans

Effective January 1, 1991 the Company introduced a deferred compensation program for all employees, which is qualified under Section 401(k) of Federal tax law. Under the program the contributions to be made by the Company are at the discretion of the Board of Directors of the Company. The Company made no contributions during 1993 and contributed approximately $5,000 in 1994. The Company does not maintain post retirement benefit plans.

7. Leases

The Company leased certain equipment under capital leases which expired in fiscal 1994. The equipment under the capital leases had a net book value of approximately $49,000 at June 30, 1993. Lease amortization is included in depreciation and amortization expense.

8. Related Parties

Advances received from Zing are payable upon demand, however Zing had indicated that no demand for repayment will be made in the next year unless such loans are refinanced externally, accordingly, such amounts were classified as non-current (see Note 9). Interest on such advances was payable at 8-3/4% for the nine months ended June 30, 1993 and 7-3/4% for the year ended June 30, 1994. The Company is allocated a portion of Zing's corporate administrative expenses amounting to $113,000 (1993) and $150,000 (1994).

In connection with the acquisition of the Company, Zing loaned $250,000 to an officer/director of Omnirel to purchase common stock of Zing on the open market in exchange for a non-interest bearing note. The note is due
July 1, 2001 and is secured by Zing's common stock. Zing also loaned the officer/director $300,000 in exchange for a non-interest bearing note due in five equal annual installments, commencing June 26, 1992 with interest imputed at an effective annual rate of 9%.

                                      Omnirel Corporation

8. Related Parties (continued)

In addition, the Company established an Incentive Rights Plan ("Rights") whereby various members of management have been granted Rights, contingent upon attaining certain earnings levels or other events, to appreciation in the market value of 20% of the Company's common stock, as defined, subject to certain forfeiture and adjustment provisions. The Rights expire on June 30, 1996. Amounts earned, if any (none in 1993 or 1994) are to be paid in three annual installments (see Note 9).

9. Subsequent Events (Unaudited)

In connection with the proposed transaction, the following will take place if authorized by the Board of Directors and, where necessary, voted upon by the shareholders as required:

a. The authorized and issued number of common shares of the Company will increase on an approximately 2.6 to one basis (7,842,433 shares authorized; 2,763,676 shares to be issued).

b. Approximately $2 million of obligations due Zing from the Company is expected to be refinanced with a bank at approximately 10.5% interest and will be used to repay Zing. In addition, the Company is currently negotiating an increase in its lines of credit and discontinue Zing's guarantees.

c. Preferred Stock will be authorized for 5,000,000 shares with a redemption value of $1.30 per share. 2,694,971 shares will be issued to Zing in repayment for their receivable from the Company in the amount of $3,500,000.

d. Options held by officers and employees are expected to be exercised for 15,030 shares at prices ranging from $3.00 to $6.50 for a total amount of $86,000.

e. A loan from Zing to the President of the Company in the amount of $250,000, due in 2001, will be purchased by the Company.

f. The Company will pay a management fee to Zing in the amount of $150,000 per year, for three years, for managerial oversight services to be provided by the Chief Executive Officer and Chief Financial Officer of Zing.

                                      Omnirel Corporation

In addition, the President of the Company will contribute 18,872 common shares of the Company as treasury shares; and options to purchase 156,000 common shares of the Company will be given to various employees and officers of the Company ranging in exercise price from $8 to $10 per share. Options to purchase 23,000 shares will be reserved for issuance. The options will be exercisable over terms ranging up to five years. The incentive rights and other compensation plans will be terminated.

Further, following the transaction, the Company will no longer be a consolidated subsidiary of Zing and will therefore need to establish its own credit lines and sources of financing. There is no assurance that the Company will be able to obtain independent sources of financing.

                                      Omnirel Corporation

                                        Balance Sheets

                                                         (Unaudited)
                                                         December 31
                                                    1993             1994
                                              ---------------------------------
Assets
Current assets:
Cash and cash equivalents                         $  104,682   $       3,738
Accounts receivable, less reserve of $71,000
     and $138,000                                   1,733,492      2,279,628
Inventories                                         2,056,331      3,458,640
Prepaid expenses                                      196,772        284,411
Other current assets                                   11,598         19,275
                                              ---------------------------------
Total current assets                                4,102,875      6,045,692

Property, plant and equipment                       7,688,743      8,276,759
Less: accumulated depreciation and amortization    (2,346,655)    (3,295,423)
                                              ---------------------------------
                                                    5,342,088      4,981,336

Excess of cost over assets acquired, net of
accumulated amortization of $695,000 and
$781,000, respectively                              3,116,021      1,755,108
Deferred income taxes                                              1,238,113
Other assets                                                           4,324
                                              ---------------------------------
Total assets                                      $12,560,984    $14,024,573
                                              ---------------------------------
                                              ---------------------------------


 Liabilities and stockholders' equity
 Current liabilities:
 Accounts payable                                   $ 900,215    $ 2,097,515
 Accrued expenses                                     275,266        358,809
 Accrued compensation expense                         139,803        211,962
 Current portion of long-term debt                    767,845        155,559
                                              ---------------------------------
 Total current liabilities                          2,083,129      2,823,845

 Long-term obligation, less current portion                          932,493
 Due to parent                                      5,532,286      5,498,189

 Stockholders' equity:
 Common stock (par value $.01 per share;
      authorized 3,000,000 shares; issued
      1,057,201 shares)                                10,572         10,572
 Additional paid-in capital                         7,700,027      7,850,027
 Deficit                                           (2,759,627)    (3,085,105)
 Less treasury stock (3,568 shares and 3,598 shares)   (5,403)        (5,448)
                                              ---------------------------------
                                                    4,945,569      4,770,046
                                              ---------------------------------
 Total liabilities and stockholders' equity       $12,560,984    $14,024,573
                                              ---------------------------------
                                              ---------------------------------

 See accompanying notes.

                                      Omnirel Corporation

                                   Statements of Operations

                                                               (Unaudited)
                                                             Six months ended
                                                                December 31
                                                             1993        1994
                                                         ------------------------

 Revenues                                                $5,032,515    $6,369,049
 Cost of goods sold                                       3,017,261     4,147,513
                                                         ------------------------
 Gross profit                                             2,015,254     2,221,536

Selling, general and administrative expenses              1,311,646     1,497,701
Research and development                                    442,682       307,085
Depreciation and amortization of property and equipment     201,000       227,299
Amortization of excess of cost over assets acquired         132,823        65,639
Interest expense                                            172,013       248,578
                                                         ------------------------
Loss before income taxes                                   (244,910)     (124,766)
Provision for income taxes                                                  6,197
                                                         ------------------------
Net loss                                                 $ (244,910)   $ (130,963)
                                                         ------------------------
                                                         ------------------------

Net loss per common share                                 $    (.23)    $    (.12)
                                                         ------------------------
                                                         ------------------------
Number of shares used in computation                      1,053,633     1,053,603



See accompanying notes.

                                      Omnirel Corporation

                                   Statements of Cash Flows

                                                           (Unaudited)
                                                         Six months ended
                                                           December 31
                                                        1993           1994
                                                   ----------------------------
Operating activities
Net loss                                             $(244,910)    $ (130,963)
Adjusted to reconcile net loss to net cash
provided by (used in) operaung activities:
      Depreciation and amortization                    615,376        517,831
      Provision for losses on accounts receivable        1,000         46,000
      Changes in operating assets and liabilities:
      Increase in accounts receivable                 (465,495)      (114,155)
      Increase in inventory                            (88,392)    (1,067,422)
      Increase in prepaid expenses and other
           current assets                              (94,813)       (92,668)
      Decrease in other assets                          67,480          1,926
      Decrease in short-term bank debt                 (14,350)
      Decrease in deferred income tax asset                            16,932
      Increase in accounts payable and accrued
           expenses                                     63,454        845,365
                                                   ----------------------------
 Net cash (used in) provided by operating activities  (160,650)        22,846

Investing activities
Purchases of property and equipment                   (149,863)      (391,851)
                                                   ----------------------------
Net cash used in investing activities                 (149,863)      (391,851)
                                                   ----------------------------

Financing activities
Purchase of treasury stock                              (5,403)           (45)
Capital contribution                                    75,000         75,000
Increase of long-term borrowings                       265,783        271,607
                                                   ----------------------------
Net cash provided by financing activities              335,380        346,562
                                                   ----------------------------
Increase in cash and cash equivalents                   24,867        (22,443)
Cash and cash equivalents at beginning of period        79,815         26,181
                                                   ----------------------------
Cash and cash equivalents at end of period            $104,682     $    3,738
                                                   ----------------------------
                                                   ----------------------------

See accompanying notes.

                                      Omnirel Corporation

                         Notes to Unaudited Condensed Financial Statements

                                       December 31, 1994

1. Organization and Basis of Presentation

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended
December 31, 1994 are not necessarily indicative of the results that may be expected for the year ending June 30, 1995.

Organization

On June 26, 1991, Zing Technologies, Inc. ("Zing"), acquired substantially all (approximately 96%) of the issued and outstanding shares of common stock of Omnirel Corporation (the "Company"). The acquisition has been accounted for by the purchase method of accounting, and, accordingly, the purchase price has been allocated to the assets acquired and the liabilities assumed based on the estimated fair values at the date of acquisition. The excess of cost over assets acquired is being amortized over 15 years.

2. Inventories

Inventories are stated at the lower of cost (first in, first out method) or market.

Inventories consist of the following:

                                                      December 31
                                                   1993          1994
                                                 ---------------------
                                                    (In Thousands)

               Raw materials and purchased parts  $1,282        $2,038
               Work in process                       501         1,170
               Finished goods                        273           251
                                                 ---------------------
                                                  $2,056        $3,459
                                                 ---------------------
                                                 ---------------------

                                      Omnirel Corporation

3. Related Parties and Subsequent Events

The Company is allocated a portion of Zing's corporate administrative expenses amounting to $75,000 in each of the six months ended December 31, 1993 and 1994.

In connection with the proposed transaction, the following will take place if authorized by the Board of Directors and, where necessary, voted upon by the shareholders as required:

a. The authorized and issued number of common shares of the Company will increase on an approximately 2.6 to one basis (7,842,433 shares authorized; 2,763,676 shares to be issued).

b. Approximately $2 million of obligations due Zing from the Company is expected to be refinanced with a bank at approximately 10.5% interest and will be used to repay Zing. In addition, the Company is currently negotiating an increase in its lines of credit and to discontinue Zing's guarantees.

c. Preferred Stock will be authorized for 5,000,000 shares with a redemption value of $1.30 per share. 2,694,971 shares will be issued to Zing in repayment for their receivable from the Company in the amount of $3,500,000.

d. Options held by officers and employees will be exercised for 15,030 shares at prices ranging from $3.00 to $6.50 for a total amount of $86,000.

e. A loan from Zing to the President of the Company in the amount of $250,000, due in 2001, will be purchased by the Company.

f. The Company will pay a management fee to Zing in the amount of $150,000 per year, for three years, for managerial oversight services to be provided by the Chief Executive Officer and Chief Financial Officer of Zing.

In addition, the President of the Company will contribute 18,872 common shares of the Company as treasury shares; and options to purchase 156,000 common shares will be given to various employees and officers of the Company ranging in exercise price from $8 to $10 per share. Options to purchase 23,000 shares will be reserved for issuance. The options will be exercisable over terms ranging up to five years. The incentive rights and other compensation plans will be terminated.

Further, following the transaction, the Company will no longer be a consolidated subsidiary of Zing and will therefore need to establish its own credit lines and sources of financing. There is no assurance that the Company will be able to obtain independent sources of financing.

ERNST & YOUNG LLP              One North Broadway           Phone: 914 761 7888
                               White Pains, New York 10601





                             Report of Independent Auditors




To the Directors of
Transition Analysis Component Technology, Inc.

We have audited the accompanying balance sheets of Transition Analysis Component Technology, Inc. ("TACTech") as of June 30, 1994 and 1993, and the related statements of operations and stockholders' equity, and cash flows for the year ended June 30, 1994 and nine months ended June 30, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TACTech as of June 30, 1994 and 1993, and the results of its operations and its cash flows for the year ended June 30, 1994 and nine months ended June 30, 1993 in conformity with generally accepted accounting principles.

March 17, 1995
White Plains, N.Y.

                   Transition Analysis Component Technology, Inc.

                                 Balance Sheets

                                                              June 30
                                                          1993         1994
                                                        ---------------------
Assets
Current assets:
Cash and cash equivalents                               $109,733     $ 35,862
Accounts receivable, less reserve of $10,000 in 1993
and $5,000 in 1994                                      128, 191      173,494
Prepaid expenses and
other current assets                                       3,620        9,891
                                                       ----------------------
Total current assets                                     241,544      219,247

Equipment                                                257,935      287,633
Less: accumulated depreciation                           168,763      203,146
                                                       ----------------------
                                                          89,172       84,487
                                                       ----------------------
Total assets                                           $ 330,716    $ 303,734
                                                       ----------------------
                                                       ----------------------

Liabilities and stockholders' equity
Current liabilities:
Accrued compensation expense                            $ 24,335     $ 22,640
Accrued expenses                                           8,950       26,953
Deferred income                                           14,250       15,820
                                                       ----------------------
Total current liabilities                                 47,535       65,413
Due to parent                                            673,998      676,687
Stockholders' equity:
Common stock (par value $.01 per share;
      authorized 50,000 shares; issued and
      outstanding 15,200 shares)                             152          152
Additional paid-in capital                                   848          848
Deficit                                                 (391,817)    (439,366)
                                                       ----------------------
Total stockholders' equity (deficiency)                 (390,817)    (438,366)
                                                       ----------------------
Total liabilities and stockholders' equity (deficiency)$ 330,716    $ 303,734
                                                       ----------------------
                                                       ----------------------

See accompanying notes.

                      Transition Analysis Component Technology, Inc.

                                Statements of Operations

                                                 Nine months
                                                   ended           Year ended
                                                  June 30,          June 30,
                                                   1993               1994
                                               --------------------------------

Revenues                                        $ 505,300        $ 896,797

Selling, general and administrative expenses      599,676          904,963
Provision for doubtful accounts                    10,000            5,000
Depreciation of equipment                          24,557           34,383
                                               ---------------------------------
Net loss                                         (128,933)         (47,549)

Deficit at beginning of period                   (262,884)        (391,817)
                                               ---------------------------------
Deficit at end of period                        $(391,817)       $(439,366)
                                               ---------------------------------
                                               ---------------------------------

Net loss per common share                          $(8.48)          $(3.13)
                                               ---------------------------------
                                               ---------------------------------
Number of shares used in computation               15,200           15,200
                                               ---------------------------------
                                               ---------------------------------

See accompanying notes.

             Transition Analysis Component Technology, Inc.

                      Statements of Cash Flows

                                                                  Nine months
                                                                     ended         Year ended
                                                                   June 30,          June 30,
                                                                     1993              1994
                                                            --------------------------------------

Operating activities
Net loss                                                         $(128,933)        $ (47,549)
Adjusted to reconcile net loss to net cash
   provided by (used in) operating activities:
   Depreciation                                                     24,557            34,383
   Provision for losses on accounts receivable                      10,000            (5,000)
   Changes in operating assets and liabilities:
        Decrease (increase) in accounts receivable                  20,664           (40,303)
        Decrease (increase) in prepaid expenses and
        other current assets                                        27,059            (6,271)
        Increase in accrued compensation expense,
        accrued expenses and deferred income                        13,234            17,878
                                                            --------------------------------------
Net cash used in operating activities                              (33,419)          (46,862)

Investing activities
Purchases of equipment                                             (30,658)          (29,698)
                                                            --------------------------------------
Net cash used in investing activities                              (30,658)          (29,698)
                                                            --------------------------------------
Financing activities
Increase in due to parent                                           89,937             2,689
                                                            --------------------------------------
Net cash used in financing activities                               89,937             2,689
                                                            --------------------------------------
Net increase (decrease) in cash and cash equivalents                25,860           (73,871)
Cash and cash equivalents at beginning of period                    83,873           109,733
                                                            --------------------------------------
Cash and cash equivalents at end of period                       $ 109,733          $ 35,862
                                                            --------------------------------------
                                                            --------------------------------------

See accompanying notes.

             Transition Analysis Component Technology, Inc.

                    Notes to Financial Statements

                           June 30, 1994

1. Organization and Summary of Significant Accounting Policies

Organization

TACTech is a 90% owned subsidiary of Zing Technologies, Inc. (Zing) and is located in Yorba Linda, California. The remaining 10% is owned by one officer.

General Business Description

TACTech licenses proprietary computer software databases to military manufacturers and defense contractors. The databases provide the users with information in regards to microcircuits and semiconductor devices used in the manufacture of systems for military and aerospace applications.

Revenue Recognition and Concentration of Credit Risk

The Company recognizes revenue on a monthly basis with substantially all contracts cancelable on 30 days notice.

Equipment

Equipment is stated at cost and is depreciated using the straight-line method over five years.

Net Income Per Common Share

Net income per common share is based on the weighted average number of shares of Common Stock outstanding during each period.

Agreements

In April 1993, TACTech entered into a three-year exclusive licensing agreement with a distributor at an annual rate of $108,000. TACTech agreed that during the term of this agreement it would not grant or authorize any other party access to its data bases or services if such party were in the business of distributing electronic components parts. The agreement may be renewed for successive one-year periods by mutual written consent of the parties.

            Transition Analysis of Component Technology, Inc.

2. Income Taxes

The Company files its federal income taxes on a consolidated basis with its parent Zing. The Company does not receive benefit nor make payment for any tax loss utilized by members of the consolidated group.

As of July 1, 1993, the Company adopted FASB Statement No. 109, "Accounting for Income Taxes." As permitted under the Statement, the Company has elected not to restate the financial statements of prior years. The change had no effect on net income.

Under Statement No. 109, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of Statement No. 109, income tax expense was determined using the deferred method. Deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

3. Employee Benefit Plans

Effective October 1991, the parent company introduced a deferred compensation program for all employees, which is qualified under Section 401K of the Internal Revenue Code. Under the program the contributions to be made by the Company are at the discretion of the Board of Directors of the Company and were not material for 1993 or 1994. The Company does not maintain post retirement benefit plans.

4. Leases

TACTech is currently renting facilities in Yorba Linda, California on a month-to-month basis. Lease expense for the year ended June 30, 1994 and nine months ended June 30, 1993 was $42,000 and $21,000, respectively.

            Transition Analysis of Component Technology, Inc.

5. Related Parties

The Company is allocated a portion of Zing's corporate administrative expenses which amounted to $75,000 (1994) and $56,250 (1993) and are included in selling, general and administrative expenses.

Advances received from Zing are payable upon demand, however, Zing has indicated that no demand for repayment will be made in the next year, accordingly, such amounts are classified as non-current (See Note 6). No interest has been charged on such advances.

The President has an employment agreement expiring on May 1, 1997, entitling him to a salary plus five percent of the Company's collected revenues, except that on revenues attributable to another commissioned member of management the President's commission is two and one-half percent.

6. Subsequent Event (Unaudited)

In connection with the proposed transaction, all intercompany advances as of the effective date will be considered equity upon consummation of the proposed transaction and, accordingly, will be shown as paid-in capital. Further, the common shares authorized and outstanding will be split on an approximately
49 for one basis (748,603 shares will be issued and outstanding).

In addition, the Company will pay a management fee to Zing in the amount of $75,000 per year, for three years for managerial oversight services to be provided by the Chief Executive Officer and Chief Financial Officer of Zing.

Further following the transaction, the Company will no longer be a consolidated subsidiary of Zing and will then need to establish its own credit lines and sources of financing. There is no assurance that the Company will be able to obtain independent sources of financing.

             Transition Analysis Component Technology, Inc.

                          Balance Sheets

                                                                            (Unaudited)
                                                                            December 31
                                                                       1993             1994
                                                               ------------------------------------
Assets
Current assets:
Cash and cash equivalents                                          $ 43,444         $ 32,695
Accounts receivable, less reserve of $10,000 in 1993
     and $5,000 in 1994                                             149,977          272,396
Prepaid expenses and other current assets                            10,984           23,029
                                                               ------------------------------------
Total current assets                                                204,405          328,120

Equipment                                                           279,502          301,750
Less: accumulated depreciation                                      184,471          219,652
                                                               ------------------------------------
                                                                     95,031           82,098
                                                               ------------------------------------
Total assets                                                      $ 299,436        $ 410,218
                                                               ------------------------------------
                                                               ------------------------------------
Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued expenses                              $ 45,193         $ 48,231
Deferred income                                                      36,050           58,852
                                                               ------------------------------------
Total current liabilities                                            81,243          107,083

Due to parent                                                       660,180          686,267

Stockholders' equity (deficiency):
Common stock (par value $.01 per share;
      authorized 50,000 shares; issued and
      outstanding 15,200 shares)                                        152              152
Additional paid-in capital                                              848              848
Deficit                                                            (442,987)        (384,132)
                                                               ------------------------------------
Total stockholders' equity (deficiency)                            (441,987)        (383,132)
                                                               ------------------------------------
Total liabilities and stockholders' equity (deficiency)           $ 299,436        $ 410,218
                                                               ------------------------------------
                                                               ------------------------------------

See accompanying notes.

             Transition Analysis Component Technology, Inc.

                      Statements of Operations

                                                                               (Unaudited)
                                                                             Six months ended
                                                                              December 31
                                                                         1993             1994
                                                                --------------------------------------
Revenues                                                              $411,431         $585,262

Selling, general and administrative expenses                           446,893          513,522
Depreciation of equipment                                               15,708           16,506
                                                                --------------------------------------
Net (loss)income                                                      $(51,170)        $ 55,234
                                                                --------------------------------------
                                                                --------------------------------------
Net (loss) income per common share                                      $(3.37)           $3.63
                                                                --------------------------------------
                                                                --------------------------------------
Number of common shares used in computation                             15,200           15,200
                                                                --------------------------------------
                                                                --------------------------------------

See accompanying notes.

             Transition Analysis Component Technology, Inc.

                      Statements of Cash Flows

                                                                              (Unaudited)
                                                                           Six months ended
                                                                              December 31
                                                                         1993             1994
                                                               ----------------------------------------
Operating activities
Net (loss) income                                                    $ (51,170)       $ 55,234
Adjusted to reconcile net (loss) income to net cash
   (used in) provided by operating activities:
   Depreciation                                                         15,708          16,506
   Changes in operating assets and liabilities:
        Increase in accounts receivable                                (21,786)        (98,902)
        Increase in prepaid expenses and
        other current assets                                            (7,364)        (13,138)
        Increase in accounts payable and
        accrued expenses                                                33,708          41,670
                                                               ----------------------------------------
Net cash (used in) provided by operating activities                    (30,904)          1,370

Investing activities
Purchases of equipment                                                 (21,567)        (14,117)
                                                               ----------------------------------------
Net cash used in investing activities                                  (21,567)        (14,117)
                                                               ----------------------------------------

Financing activities
Net (decrease) increase in long-term borrowings                        (13,818)          9,580
                                                               ----------------------------------------
Net cash (used in) provided by financing activities                    (13,818)          9,580
                                                               ----------------------------------------
Net decrease in cash and cash equivalents                              (66,289)         (3,167)
Cash and cash equivalents at beginning of period                       109,733          35,862
                                                               ----------------------------------------
Cash and cash equivalents at end of period                            $ 43,444        $ 32,695
                                                               ----------------------------------------
                                                               ----------------------------------------

See accompanying notes.

            Transition Analysis Component Technology, Inc.

            Notes to Unaudited Condensed Financial Statements

                        December 31, 1994

1. Organization and Basis of Presentation

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended December 31, 1994 are not necessarily indicative of the results that may be expected for the year ending June 30, 1995.

Organization

TACTech is a 90% owned subsidiary of Zing Technologies Inc. ("Zing") and is located in Yorba Linda, California. The remaining 10% is owned by one officer.

2. Related Parties and Subsequent Events

The Company is allocated a portion of Zing's corporate administrative expenses amounting to $37,500 in each of the six months ended December 31, 1993 and 1994, which are included in selling, general and administrative expenses.

Advances previously received from Zing are payable upon demand, however Zing has indicated that no demand for repayment will be made in the next year, accordingly, such amounts are classified as non-current. TACTech has not been charged interest on the account balance.

Subsequent Events

In connection with the proposed transaction, all intercompany advances as of the effective date will be considered equity upon consummation of the proposed transaction and, accordingly, will be shown as paid-in capital. Further, the common shares authorized and outstanding will be split on an approximately 49 for one basis (748,603 shares will be issued and outstanding).

In addition, the Company will pay a management fee to Zing in the amount of $75,000 per year, for three years for managerial oversight services to be provided by the Chief Executive Officer and Chief Financial Officer of Zing.

Further following the transaction, the Company will no longer be a consolidated subsidiary of Zing and will then need to establish its own credit lines and sources of financing. There is no assurance that the Company will be able to obtain independent sources of financing.

                                  INDEX TO EXHIBITS
                                  -----------------

               ANNEX I             Agreement and Plan of Merger

               ANNEX II            Section  623 of  the  New  York Business
                                   Corporation Law

               ANNEX III           Omnirel Preferred Stock Certificate
                                   of Designation

                                       ANNEX I

                                          MCSW-LLP - Draft - March 30, 1995

                             AGREEMENT AND PLAN OF MERGER

                                      ARTICLE I
                                      THE MERGER
               1.1  The Merger  . . . . . . . . . . . . . . . . . . . .   3
               1.2  Effect of the Merger  . . . . . . . . . . . . . . .   3
               1.3  Effective Time. . . . . . . . . . . . . . . . . . .   3
               1.4  Certificate of Incorporation and By-Laws  . . . . .   3
               1.5  Directors . . . . . . . . . . . . . . . . . . . . .   4
               1.6  Officers  . . . . . . . . . . . . . . . . . . . . .   4
               1.7  Taking of Necessary Action. . . . . . . . . . . . .   4

                                      ARTICLE II
                        STATUS OF SHARES; MERGER CONSIDERATION
               2.1  Status of Shares  . . . . . . . . . . . . . . . . .   5
                    (a)  MergerCo Common Stock. . . . . . . . . . . . .   5
                    (b)  Zing Common Stock  . . . . . . . . . . . . . .   5
                    2.2  Recapitalization of Omnirel and TACTech  . . .   7
               2.3  Merger Consideration  . . . . . . . . . . . . . . .   7

                                     ARTICLE III
                             DISSENTING SHARES; WARRANTS;
                              SURRENDER OF CERTIFICATES
               3.1  Dissenting Shares . . . . . . . . . . . . . . . . .  11
               3.2  (a)  Appointment of Paying Agent. . . . . . . . . .  12
                    (b)  Surrender  of  Certificates;  Distribution of
                         Merger  Consideration  other   than  Deferred
                         Payment Rights.  . . . . . . . . . . . . . . .  12
                    (c) Failure to Surrender Certificates; Waiver of Rights to Receive Merger Consideration. . . . 13
                    (d)  Transfer Agent . . . . . . . . . . . . . . . .  13
               3.3  Zing Warrants.  . . . . . . . . . . . . . . . . . .  14

                                      ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES
               4.1  Representations and Warranties of Zing  . . . . . .  15
                    (a)  Authorization  . . . . . . . . . . . . . . . .  15
                    (b)  Organization; Subsidiaries.  . . . . . . . . .  16
                    (c)  Capitalization; Ownership of Subsidiaries. . .  16
                    (d)  Non Contravention. . . . . . . . . . . . . . .  18
                    (e)  Consents . . . . . . . . . . . . . . . . . . .  19
                    (f)  Tax Matters  . . . . . . . . . . . . . . . . .  20
                    (g)  Accuracy of Information Furnished. . . . . . .  22
                    (h)  Litigation . . . . . . . . . . . . . . . . . .  24
                    (i)  No Material Liabilities. . . . . . . . . . . .  24
                    (i)  Financing. . . . . . . . . . . . . . . . . . .  25
                                          i

                    (j)  Solvency.  . . . . . . . . . . . . . . . . . .  25
               4.2  Representations and Warranties of MergerCo. . . . .  26
                    (a)  Authorization  . . . . . . . . . . . . . . . .  26
                    (b)  Organization.  . . . . . . . . . . . . . . . .  27
                    (c)  Non-Contravention  . . . . . . . . . . . . . .  27
                    (d)  Consents.  . . . . . . . . . . . . . . . . . .  28
                    (e)  Accuracy of Information Furnished  . . . . . .  29
                    (f)  Litigation.  . . . . . . . . . . . . . . . . .  30
                    (g)  Business . . . . . . . . . . . . . . . . . . .  30

                                      ARTICLE V
                                      COVENANTS
               5.1  Covenants of Zing . . . . . . . . . . . . . . . . .  31
                    (a)  Notification . . . . . . . . . . . . . . . . .  31
                    (b)  Conduct of Business; Certain Covenants.  . . .  31
                    (c)  Proxy Statement. . . . . . . . . . . . . . . .  33
                    (d)  13E-3  . . . . . . . . . . . . . . . . . . . .  33
                    (e)  Registration of Omnirel  Common and Preferred
                         Shares.  . . . . . . . . . . . . . . . . . . .  33
                    (f)  Registration of TACTech Shares . . . . . . . .  33
                    (g)  Blue Sky Qualifications. . . . . . . . . . . .  33
                    (h)  Financing. . . . . . . . . . . . . . . . . . .  34
               5.2  Covenants of MergerCo.  . . . . . . . . . . . . . .  34
                    (a)  Proxy Statement/Prospectus.  . . . . . . . . .  34
                    (b)  Notification . . . . . . . . . . . . . . . . .  34
               5.3  Governmental Filings. . . . . . . . . . . . . . . .  35
               5.4  Publicity.  . . . . . . . . . . . . . . . . . . . .  35
               5.5  Best Efforts. . . . . . . . . . . . . . . . . . . .  35

                                      ARTICLE VI
                                      CONDITIONS
               6.1  Conditions to Obligations of MergerCo . . . . . . .  36
                    (a)  Copies of Resolutions. . . . . . . . . . . . .  36
                    (b)  Representations, Warranties and Covenants  . .  37
                    (c)  Consents . . . . . . . . . . . . . . . . . . .  37
                    (d)  Litigation . . . . . . . . . . . . . . . . . .  37
                    (e)  No Material Adverse Change . . . . . . . . . .  37
                    (f)  Warrants . . . . . . . . . . . . . . . . . . .  38
                    (g)  Certificate  . . . . . . . . . . . . . . . . .  38
               6.2  Shareholder   Approval   and    Effectiveness   of
                    Registration   Statements    as   Conditions    to
                    Obligations of Zing.  . . . . . . . . . . . . . . .  38
               6.3  Additional Conditions to Obligations of Zing  . . .  39
                    (a)  Copies of Resolutions. . . . . . . . . . . . .  39
                    (b)  Representations. Warranties and Covenants  . .  39
                    (c)  Consents . . . . . . . . . . . . . . . . . . .  39
                    (d)  Financing  . . . . . . . . . . . . . . . . . .  39
                    (e)  Litigation.  . . . . . . . . . . . . . . . . .  40
                                          ii

                    (f)  Certificate. . . . . . . . . . . . . . . . . .  40
                    (g)  Dissenting Shareholders. . . . . . . . . . . .  40
                    (h)  Adverse Tax Consequences.  . . . . . . . . . .  40
               6.4  Failure of the Conditions Set Forth in Section 6.2   41
               6.5  Failure to  meet Conditions  Set Forth  in Section
                    6.1 or 6.3  . . . . . . . . . . . . . . . . . . . .  41

                                     ARTICLE VII
                                       CLOSING
               7.1  Closing Date. . . . . . . . . . . . . . . . . . . .  42
               7.2  Actions to be Taken.  . . . . . . . . . . . . . . .  42

                                     ARTICLE VIII
                 TERMINATION; REMEDIES FOR BREACH OF THIS AGREEMENT;
                                   INDEMNIFICATION
               8.1  Termination for Failure to Close on Time  . . . . .  42
               8.2  MergerCo Remedies; Expenses . . . . . . . . . . . .  43
               8.3  Indemnification.  . . . . . . . . . . . . . . . . .  43
                    (a)  Directors and Officers.  . . . . . . . . . . .  43
                    (b)  The Surviving Corporation. . . . . . . . . . .  44
                    (c)  Indemnification of MergerCo. . . . . . . . . .  45

                                      ARTICLE IX
                                    MISCELLANEOUS
               9.1       Payment of Expenses  . . . . . . . . . . . . .  46
               9.2  Modification and Waiver . . . . . . . . . . . . . .  46
               9.3  Assignment  . . . . . . . . . . . . . . . . . . . .  46
               9.4  Burden and Benefit  . . . . . . . . . . . . . . . .  47
               9.5  Entire Agreement. . . . . . . . . . . . . . . . . .  47
               9.6  No Survival.  . . . . . . . . . . . . . . . . . . .  48
               9.7  Governing Law . . . . . . . . . . . . . . . . . . .  48
               9.8  Notices.  . . . . . . . . . . . . . . . . . . . . .  48
               9.9  Counterparts. . . . . . . . . . . . . . . . . . . .  49
               9.10      Rights Cumulative  . . . . . . . . . . . . . .  49
               9.11      Severability of Provisions . . . . . . . . . .  50
               9.12      Headings.  . . . . . . . . . . . . . . . . . .  50
               9.13      Exhibits and Schedules.  . . . . . . . . . . .  50

                                          MCSW-LLP - Draft - March 30, 1995

                             AGREEMENT AND PLAN OF MERGER

                    AGREEMENT AND PLAN OF MERGER made as of the 29th day of March, 1995, by and between ZING TECHNOLOGIES, INC., a New York corporation ("Zing" or the "Company") and ZING MERGER CO., INC., a New York corporation ("MergerCo").

                                       RECITALS
                                       --------

                    WHEREAS, the authorized capital stock of Zing consists of (i) 12,000,000 shares (the "Shares") of common stock, par value $.01 per share (the "Zing Common Stock"), of which, as of the date hereof approximately 2,555,640 shares are issued and outstanding; and

                    WHEREAS, the authorized capital stock of MergerCo consists of 200 shares of common stock, no par value (the "MergerCo Common Stock"); and

                    WHEREAS, on or  before the Closing Date (as  defined in
          Section 7.1 hereof) and subject to satisfaction or waiver, if permissible, of all the conditions set forth in Article VI hereof, Robert E. Schrader and his wife (collectively, the "Major Shareholder") will transfer 1,227,211 Shares to Merger Co in consideration of the issuance by MergerCo to the Major Shareholder of 100 shares of MergerCo Common Stock; and

                    WHEREAS, immediately prior to the Closing, 1,227,211 shares of Zing Common Stock will be held of record by MergerCo (the "MergerCo Shares"), and it is expected that 1,467,760 shares of Zing Common Stock will be held of record by all other shareholders (collectively, the "Public Shares"); and

                    WHEREAS, the Boards of Directors of Zing and MergerCo have each determined that it is in the best interests of their respective shareholders for MergerCo to be merged with and into Zing upon the terms and subject to the conditions set forth herein; and

                    WHEREAS, in furtherance of such acquisition, the Boards of Directors of Zing and MergerCo have each approved this Agreement and the merger of MergerCo with and into Zing in accordance with the Business Corporation Law of the State of New York (the "BCL") and upon the terms and conditions set forth herein; and

                    WHEREAS, the Major Shareholder, as the owner of record of all MergerCo Common Stock, has approved this Agreement and the merger of MergerCo with and into Zing, subject to the approval of the shareholders of Zing, in accordance with the BCL and upon the terms and conditions set forth herein (the "Merger");

                    NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Zing and MergerCo hereby agree as follows:

                                      ARTICLE I
                                      THE MERGER

               1.1     The  Merger.   Upon  the terms  and  subject to  the
                       -----------
          conditions of this Agreement and in accordance with the relevant provisions of the BCL, MergerCo shall be merged with and into Zing as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Following the Merger, the separate corporate existence of MergerCo shall cease, and Zing shall continue as the surviving corporation (the "Surviving Corporation") and shall continue its corporate existence.

               1.2     Effect of  the Merger.   The Merger  shall have  the
                       ---------------------
          effects set forth in Section 906 of the BCL.

               1.3     Effective  Time.   The  Merger   shall  not   become
                       ---------------
          effective until, and shall become effective immediately upon, the filing with the New York Secretary of State of a certificate of merger in such form as is required by, and executed in accordance with, the relevant provisions of the BCL, which filing shall be made on the Closing Date. The time of such filing is sometimes herein referred to as the "Effective Time."

               1.4     Certificate of  Incorporation and By-Laws.   Subject
                       -----------------------------------------
          to Section 8.3(a) hereof, at the Effective Time, the Certificate of Incorporation and the By-Laws as then constituted of MergerCo shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation.

               1.5     Directors.   At the Effective Time, the directors of
                       ---------
          Zing immediately prior to the Effective Time shall cease to be directors thereof and the directors of MergerCo shall become directors of the Surviving Corporation and each of them, subject to the By-Laws of the Surviving Corporation and the laws of the State of New York, shall serve until his successor is elected or appointed and qualified or until his earlier death, incapacity, resignation or removal.

               1.6     Officers. The officers of MergerCo immediately prior
                       --------
          to the Effective Time shall be the officers of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law, or until their resignation.

               1.7     Taking of  Necessary Action.   In  case at  any time
                       ---------------------------
          after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of MergerCo, the officers and directors, or the former officers and directors, as the case may be, of MergerCo and the Surviving Corporation shall take all such action.

                                      ARTICLE II
                        STATUS OF SHARES; MERGER CONSIDERATION

               2.1     Status of Shares.   The effect of the  Merger on the
                       ----------------
          shares of each of MergerCo and Zing and the consideration which the holders of such shares shall receive, are as follows:

                       (a)    MergerCo  Common   Stock.    Each   share  of
                              ------------------------
          MergerCo Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled by virtue of the Merger.

                       (b)    Zing Common Stock.
                              -----------------

                              (i)  Each  MergerCo  Share   issued  and
               outstanding immediately prior to the Effective Time shall be canceled by virtue of the Merger and without any action on the part of MergerCo and one hundred
               (100) shares of the Surviving Corporation's common stock shall be issued to the Major Shareholder in exchange therefor.

                              (ii) Each   Public   Share   issued  and
               outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section
               3.1 hereof), shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive a pro rata share of substantially all of Zing's assets, such pro rata share to consist of the right to receive (A) cash equal to $1.25, subject to reductions as provided in subsection 2.3(b) hereof (the "Cash Payment"); (B) a non-assignable contract right to receive contingent cash distributions, on a pro rata basis based upon the total number of MergerCo Shares and Public Shares outstanding immediately prior to the Effective Time, from time to time as the Surviving Corporation shall determine or, subject to the conditions set forth in Subsection 2.2(d) hereof, on or about December 31, 1999 from the Deferred Payment Fund described in Subsection 2.2(c) (the "Deferred Payment Right"); (C) one share of common stock, $.01 par value, of Omnirel Corporation ("Omnirel"), a Massachusetts corporation (anticipated to be reincorporated as a Delaware corporation prior to the Effective Time) and a Zing subsidiary (collectively, the "Omnirel Common Shares"); (D) one share of Omnirel preferred stock with a liquidation preference of $1.30 per share, and a cumulative preferred dividend at a rate to be determined by the Board of Directors of Zing and Omnirel, redeemable in whole or in part, at the option of Omnirel at a price per share equal to the liquidation preference (collectively, the "Omnirel Preferred Shares"); and (E) one-fourth of a share (one share for every four Public Shares) of common stock, $.01 par value, of Transition Analysis Component Technology, Inc. ("TACTech"), a Delaware corporation and a Zing subsidiary
               (collectively, the "TACTech Shares"), all upon surrender of the certificate representing such Public Share. All Cash Payments and all cash distributions made pursuant to the Deferred Payment Right shall be made without interest.

               2.2     Recapitalization of  Omnirel and TACTech.   Prior to
                       ----------------------------------------
          the Effective Time and subject to the approval of this Agreement by the shareholders of Zing, Zing shall cause the Boards of Directors of Omnirel and TACTech to declare and implement the following stock splits:

                       (a) Each outstanding share of Omnirel Common Stock on the date such stock split is declared shall be exchanged for 2.6141442 shares and of Omnirel Common Stock; and

                       (b) Each outstanding share of TACTech Common Stock on the date such stock split is declared shall be exchanged for 49.250219 shares of TACTech Common Stock.

               2.3     Merger  Consideration.  (a)   The Cash  Payment, the
                       ---------------------
          Deferred Payment Right, the Omnirel Common and Preferred Shares and the TACTech Shares are sometimes hereinafter referred to collectively as the "Merger Consideration." The amounts payable to each holder of Public Shares (the "Public Shareholders") as a Cash Payment and as any pro rata cash distribution from the Deferred Payment Fund (as such term is defined below) pursuant to the Deferred Payment Right, shall be rounded to the nearest whole cent.

                       (b) The source of funds for the Cash Payment shall be the Zing cash available at the Effective Time in excess of a contingency reserve fund of approximately $2,000,000 (the "Initial Contribution"). A substantial portion of such cash on hand will represent proceeds from the repayment by Omnirel to Zing on or before the Effective Time of approximately $2,000,000 of intercompany loans which were in the approximate amount of $5,500,000 as of December 31, 1994. The Cash Payment will be made as soon after the Effective Time as practicable to Public Shareholders of record whose certificates representing Public Shares are surrendered pursuant to the Merger in accordance with the terms of this Agreement. The $3,500,000 balance of such loan not repaid by Omnirel prior to the Effective Time shall be capitalized by the issuance of Omnirel Preferred Shares having an aggregate liquidation preference of $3,500,000. The amount of the Cash Payment may be reduced to less than $1.25 per Public Share if, by the Effective Time, Omnirel has not closed on its intended financing with Fleet Bank (the "Bank") of a $2,000,000 mortgage loan.

                       (c) The sources of funds for the Deferred Payment Right shall be the Initial Contribution (A) decreased by (i) all cash expenditures for taxes payable by Zing or any of its subsidiaries, including taxes arising from the Merger and the distribution of the Merger Consideration to the Public Shareholders and all other pre-Effective Time liabilities of Zing or liabilities arising as a result of the Merger (together with the expenses described in clause (iii), the "Eligible
          Liabilities"), (ii) the fair value of Dissenting Shareholders' Public Shares, and (iii) reasonable expenses resulting from or attributable to Zing or its business prior to the Effective Time, or from administration of funds constituting the Initial Contribution and the Deferred Payment Fund, and (B) increased by all cash received after the Effective Time from all pre-Effective

          Time transactions of Zing, including but not limited to, (i) proceeds from repayment to the Surviving Corporation of certain loans, the largest of which is a $250,000 loan to Omnirel payable on or before December 31, 1998, (ii) interest earned on Approved Investments (as such term is hereinafter defined); (iii) payments to the Surviving Corporation under a tax sharing agreement among Zing, Omnirel and TACTech, and (iv) the amount received by the Surviving Corporation, if any, net of corporate taxes thereon, as a result of the obligation of Arrow Electronics, Inc. ("Arrow"), subject to certain conditions, to pay Zing an additional purchase price of up to a maximum of $2,000,000 (the "Arrow Sale Proceeds") from the sale to Arrow of certain net assets of Zing in May 1993 (the "Arrow Sale"). The amount of the Initial Contribution as adjusted by all of the foregoing is referred to hereinafter as the "Deferred Payment Fund."

                       (d) The Surviving Corporation will maintain the Deferred Payment Fund at a bank or trust company selected by Zing (which bank or trust company shall have capital, surplus and undivided profits of at least $250,000,000). The Deferred Payment Fund (including the Initial Contribution) will be invested only in one or more of the following: (i) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligation mature within ninety (90) days from the date of acquisition thereof; (ii) certificates or deposit maturing within ninety (90) days from the date of acquisition, in each case issued by, created by, or maintained with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $250,000,000 (an "Eligible Bank"); and/or
          (iii) money market accounts or interest bearing accounts with an Eligible Bank (collectively, the "Approved Investments").

                              The Deferred Payment Fund will be liquidated and the final payment made to Zing Public Shareholders on or about December 31, 1999 (the "Liquidating Distribution"), unless at that time there is an ongoing tax audit or litigation which could affect such Fund. In such event, the Deferred Payment Fund will be distributed upon final resolution of such audit or litigation. The Surviving Corporation may, at its option, determine to make one or more distributions prior thereto. Any monies remaining in the Deferred Payment Fund after the Liquidating Distribution which are unclaimed by and due to a Public Shareholder who has surrendered his certificate(s) for all of his Public Shares shall be held by the Surviving Corporation until such date as is one day before such monies would otherwise escheat to the state of domicile of such Public Shareholder, at which time such monies shall become the sole and exclusive property of the Surviving Corporation, free and clear of any claims whatsoever.

                              Payments from the Deferred Payment Fund will be made to those persons who are holders of record of certificates representing Public Shares which are surrendered pursuant to the Merger. The Deferred Payment Right is not assignable or transferable and, except as a result of death or by operation of law, payment thereof will be made only to such holders of record.

                       (e) The Surviving Corporation shall be authorized, in its sole discretion, to withhold from available cash or withdraw from cash previously transferred to the Deferred Payment Fund from time to time, as the case may be, such funds as are reasonably necessary to pay expenses incurred in connection with the Merger, including but not limited to the expenses of administering the funds constituting the Initial Contribution and the Deferred Payment Fund and any expenses of the Merger or other Eligible Liabilities which decrease the amount of the Deferred Payment Fund as described in Section 2.3(c)(A).

                                     ARTICLE III
                             DISSENTING SHARES; WARRANTS;
                              SURRENDER OF CERTIFICATES

               3.1     Dissenting Shares.  Notwithstanding anything in this
                       -----------------
          Agreement to the contrary, any Public Shares which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Section 623 of the BCL (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holders shall have failed to perfect or shall have effectively withdrawn or lost their rights to appraisal under the BCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder's Zing Public Shares shall thereupon be deemed to have been converted into and to become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration, without any interest thereon.

               3.2     (a)    Appointment   of  Paying   Agent.     It   is
                              --------------------------------
          anticipated that the Company's transfer agent and registrar will act as the paying agent for distribution to the Public Shareholders of the Cash Payment and Deferred Payment Right monies. On or about the Effective Time, Zing shall transmit to the paying agent sufficient funds for it to disburse the Cash Payment to the Public Shareholders. When and as distributions of the Deferred Payment Fund are to be made to the Public Shareholders, the Surviving Corporation shall transmit the necessary funds to the paying agent. The Company's transfer agent and registrar is presently Mellon Securities Trust Company, New York, New York.

                       (b)    Surrender  of  Certificates;  Distribution of
                              ---------------------------------------------
          Merger  Consideration other than Deferred Payment Rights.  Within
          --------------------------------------------------------
          five business days after the Effective Time, such paying agent shall mail a transmittal form to each holder of record of certificates theretofore representing Public Shares, advising each such holder of the procedure for surrendering to such paying agent such certificates. Each holder of a certificate or certificates representing a Public Share or Shares entitled to receive the Merger Consideration shall surrender such certificate(s) to the paying agent for cancellation, and the paying agent shall distribute to each such holder, in exchange for his certificate(s), the following: (i) cash in an amount equal to the product of the number of Public Shares represented by such certificate(s), multiplied by the amount of the Cash Payment; (ii) a certificate representing that number of Omnirel Common Shares as is equal to the number of Public Shares being exchanged by such holder, (iii) a certificate representing that number of Omnirel Preferred Shares as is equal to the number of Public Shares being exchanged by such holder; and (iv) a certificate representing that number of TACTech Shares as is equal to one-fourth of the number of Public Shares (or one TACTech Common Share for every four Public Shares) being exchanged by such holder.

                       (c)    Failure to Surrender  Certificates; Waiver of
                              ---------------------------------------------
          Rights to  Receive Merger Consideration.   If the  certificate or
          ---------------------------------------
          certificates of any holder of Public Shares are not surrendered to the paying agent or the Surviving Corporation prior to one day before the Merger Consideration exchangeable therefor would otherwise escheat to the state of domicile of such holder, such holder shall be deemed to have waived his right to surrender his certificate or certificates for the Merger Consideration, and such Merger Consideration shall be deemed to be the sole and exclusive property of the Surviving Corporation, free and clear of any claims whatsoever. Until so surrendered, each such outstanding certificate, which prior to the Effective Time represented a Public Share or Shares, shall be deemed for all corporate purposes to evidence solely the right to receive the Merger Consideration, pro rata according to the number of Shares evidenced by such certificate. The Surviving Corporation shall have no obligation to provide funds for the Cash Payment or for distribution pursuant to the Deferred Payment Right with respect to any Public Shares for which certificates have not been surrendered. After the Effective Time, there shall be no transfers of Public Shares which were outstanding immediately prior to the Effective Time on the stock transfer books of the Surviving Corporation.

                       (d)    Transfer  Agent.   In the  event that  Zing's
                              ---------------
          transfer agent is not acting as the paying agent hereunder, the Surviving Corporation shall cause the transfer agent for itself, Omnirel and TACTech, to issue in the name of each holder of

          Public Shares whose certificate or certificates therefor have been surrendered to the paying agent for cancellation, and deliver to the paying agent as soon as practicable after receipt of notice of such surrender, all certificates representing such securities and in such denominations as are required to distribute the Merger Consideration pursuant to the provisions of Subsection 3.2(b) hereof. The securities represented by all such certificates shall thereupon be deemed by their respective issuers to be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

               3.3     Zing Warrants.   Prior  to the  Effective Time,  the
                       -------------
          Company's Board of Directors shall notify all holders of all outstanding warrants to purchase Zing Common Stock (individually, a "Warrant" and collectively, the "Warrants") of this Agreement and Plan of Merger in order that they may exercise such Warrants, effective on or before the Closing Date. If any Warrant is exercised after the Closing Date and before the date of expiration of such Warrant, the holder thereof shall be entitled to receive the same pro rata share of Merger Consideration as he would have received if he had exercised such Warrant on or before the Closing Date, but in no event shall such holder be entitled to receive any shares of Zing Common Stock in exchange for any Warrants surrendered after the Closing Date. Any Warrant holder may make payment on account of the Warrant exercise price by offsetting against the aggregate exercise price, the aggregate Cash Payment to which he is entitled.

                                      ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES

               4.1     Representations  and  Warranties   of  Zing.    Zing
                       -------------------------------------------
          represents and warrants to MergerCo as follows:

                       (a)    Authorization.  Zing has full corporate power
                              -------------
          and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Zing, and at or prior to the Effective Time such actions and the consummation of the transactions contemplated hereby will have been duly and validly authorized by the shareholders of Zing. No other corporate proceedings on the part of Zing are necessary to authorize this Agreement or to consummate the transactions so contemplated by this Agreement (other than approval of the Merger by the shareholders of Zing). This Agreement has been duly and validly executed and delivered by, and is the valid and binding obligation of, Zing, enforceable against Zing in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                       (b)    Organization;  Subsidiaries.     Zing   is  a
                              ---------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of New York. The subsidiaries of Zing are as set forth on Schedule 4.1(b) hereto (individually, a "Subsidiary" and collectively, the "Subsidiaries"). Each of Omnirel and TACTech is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Zing and each of the Subsidiaries has the corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to obtain such qualification or licensure would have a material adverse effect on the business of Zing and the Subsidiaries taken as a whole. Zing has delivered to MergerCo true and correct copies of the charters, certificates of incorporation or other instruments of organization, as amended through the date hereof, and by-laws, as currently in effect, of Zing and each of its Subsidiaries. Except as set forth in
          Schedule 4.1(b), neither Zing nor the Subsidiaries own any shares of capital stock or other interest in any other corporation, partnership, association or other entity, other than those set forth in Zing's investment portfolio, which shares are held by Zing for investment only.

                       (c)    Capitalization; Ownership of Subsidiaries.
                              -----------------------------------------
                              (i)  The  authorized  shares  of capital
               stock of Zing and the issued and outstanding shares of capital stock of Zing as of the date hereof are as set forth above in the Recitals to this Agreement. The
               authorized  capital  stock  of   each  Subsidiary,  the
               respective par values thereof, and the number of shares of capital stock issued and outstanding of each such Subsidiary are as set forth in Schedule 4.1(c) hereof. Except as set forth on Schedule 4.1(c), all the shares of capital stock of each of the Subsidiaries are owned of record and beneficially by Zing. The outstanding shares of Zing Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are free of preemptive rights. The issued and outstanding shares of the capital stock of each of the Subsidiaries are owned by Zing (or such third parties as are set forth on Schedule 4.1(c)), and, as to such shares owned by Zing, are free and clear of all claims,
               options,   liens,    mortgages,   charges,    equities,
               liabilities, security interests, encumbrances and other restrictions or limitations of any kind whatsoever. Neither Zing nor the Subsidiaries have issued any securities, or taken any action or omitted to take any action, presently giving rise to claims for violation of federal or state securities laws or the securities laws of any other jurisdiction, other than claims which will not have a material adverse effect on the business of Zing and the Subsidiaries taken as a whole.

                              (ii) As of  the date of  this Agreement,
               there are outstanding currently exercisable warrants to purchase 139,331 shares of Zing Common Stock at an exercise price of $1.34 per share. Except as set forth on Schedule 4.1(c), there are no outstanding or authorized subscriptions, options, warrants, calls, convertible securities, rights, commitments or any other agreements of any character relating to any securities of Zing or the Subsidiaries, and, except as set forth on Schedule 4.1(c), there are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of Zing or the Subsidiaries. Zing shall use reasonable efforts so that at the Effective Time all outstanding Warrants shall have been exercised in accordance with the provisions of Section 3.3 hereof.

                       (d)    Non Contravention.   Except  as set forth  in
                              -----------------
          Schedule 4.1(d), the execution and delivery of this Agreement and the consummation of any of the transactions contemplated hereby do not and will not:
                              (i)  violate any provision  of Zing's or
               the Subsidiaries' respective charters, certificates of incorporation or other instruments of organization, as amended through the date hereof, and by-laws, as currently in effect, of Zing and the Subsidiaries;
                              (ii) violate, or result with the passage
               of time in the violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, liability, security interest or other encumbrance or restriction upon any of the material properties of Zing or the Subsidiaries pursuant to any provision of, any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Zing or any of the
               Subsidiaries is a party or by which any of the properties of any such entity is bound, except for such violations and accelerations as to which requisite waivers or consents have been obtained or which, in the aggregate, would not have a material adverse effect on the business  of Zing and  the Subsidiaries taken  as a
               whole;
                              (iii)     violate or  conflict with  any
               other restriction  of any  kind or  character to  which
               Zing or any of the Subsidiaries is subject, or by which
               any of such entity's material assets may be bound where
               such  violation  or  conflict  would  have  a  material
               adverse   effect  on  the  business  of  Zing  and  the
               Subsidiaries taken as a whole; or
                              (iv) constitute   an  event   permitting
               termination  of a material  agreement to which  Zing or
               any  of   the   Subsidiaries  is   subject  and   which
               termination would have a material adverse effect on the business as Zing and the Subsidiaries taken as a whole.

                       (e)    Consents.     Except  for   filings  required
                              --------
          pursuant  to Section 904  of the BCL,  and except as  provided in
          Schedule 4.1(e), no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution, delivery and performance of this Agreement by Zing and the consummation by Zing of any of the transactions contemplated hereby.

                       (f)    Tax Matters. For  purposes of this Agreement,
                              -----------
          "Taxes"  or "Tax"  means  all net  income,  capital gains,  gross income,  gross  receipts,  sales,  use,  ad  valorem,  franchise,
                                                   --  -------
          profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profit taxes, customs duties, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority ("Taxing Authority") upon Zing or any of the Subsidiaries.

                       Except as set forth on Schedule 4.1(f):
                              (i)  Zing  and  the   Subsidiaries  have
               prepared in all material respects and timely filed all returns and reports relating to Taxes required to be filed by law as of the date of this Agreement, and will so prepare and file any such returns and reports required to be filed by law as of the Closing Date, and have paid when due all Taxes due and payable as shown thereon, except those Taxes which may be paid without interest or penalty and are being contested in good faith as described on Schedule 4.1(f) hereto. Except for Taxes which occur in the ordinary course of business or for which Zing's liability is adequately provided for by reserves, there are no material Tax liabilities, including those resulting from all intercompany transactions, for which Zing or the Subsidiaries may be held liable or which will become due for any taxable period commencing prior to the Closing Date, whether or not disputed.

                              (ii) Zing and the Subsidiaries each have
               withheld or will withhold amounts from their respective employees and have filed or will file all federal, foreign, state, and local returns and reports with respect to employee income tax withholding and social security and unemployment Taxes for all periods (or portions thereof) ending on or before the Closing Date, in compliance with the provisions of the Internal Revenue Code of 1986, as amended and currently in effect (the "Code"), and other applicable federal, foreign, state and local laws the violation of which would have a material adverse effect on the business of Zing and the Subsidiaries taken as a whole.
                              (iii)     Zing and the Subsidiaries each
               have paid, or provided a sufficient reserve for the payment of, all federal, state, local and foreign Taxes with respect to all periods, or portions thereof, ending on or before December 31, 1994, other than taxes in immaterial amounts. The amount of any net operating loss for federal income tax purposes shown on Zing's federal income tax returns has been accurately and properly determined in accordance with the Code without giving effect to the transactions contemplated hereby.
                              (iv) There are no audits underway or, to
               the best knowledge of Zing after due inquiry, pending, with respect to, nor are there any outstanding agreements or waivers extending the statutory period of limitations applicable to the filing of, any return or report for Taxes or payment of any Tax of Zing or the Subsidiaries for any period; there are no actions, suits, proceedings, investigations or claims now pending or known by Zing to be threatened by or against

               Zing or the Subsidiaries in respect of Taxes which may have a material adverse effect on the business of Zing and the Subsidiaries, taken as a whole; and all assessments by Taxing Authorities against Zing or the Subsidiaries have been paid in full and there are no deficiencies of Zing or the Subsidiaries with respect to the payment of any Tax, other than taxes which, if not paid, will not have a material adverse effect on Zing and the Subsidiaries, taken as a whole.
                              (v)  Neither Zing  nor the  Subsidiaries
               have ever been, nor is Zing or the Subsidiaries currently bound by or had any obligation under any agreement relating to the sharing of any liability for, or payment of, Taxes with any other person or entity, except that Zing and the Subsidiaries file consolidated tax returns.

                       Zing warrants to Merger Co. and undertakes that Zing shall cure all tax deficiencies set forth on Schedule 4.1(f) and pay all interest and penalties and any additional amounts assessed, arising out of or due in connection with such deficiencies prior to the Effective Time, any payment in respect thereof to be made form the Deferred Payment Fund to the full extent thereof.

                       (g)    Accuracy  of   Information  Furnished.     No
                              -------------------------------------
          statement by Zing contained in this Agreement or in the Schedules hereto, and no statement contained in any certificate or other instrument or document furnished or to be furnished by or on behalf of Zing to MergerCo pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary to make the statements contained herein or therein not misleading. The proxy statement/prospectus (the "Proxy Statement") to be delivered to stockholders of Zing in connection with the Merger, the Transaction Statement on Schedule 13E-3 (the "13E-3") and the Registration Statements (as defined in Subsections 5.1(e) through 5.1(g) hereof) to be filed with the Securities and Exchange Commission (the "SEC"), will comply as to form and content in all material respects with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "1933 Act") and with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "1934 Act"). None of the information in the Proxy Statement, any of the Registration Statements or the 13E-3, or in any amendments thereof or supplements thereto, other than information included therein and furnished by or on behalf of MergerCo, will, on the date the
          Proxy Statement is first mailed to shareholders or at the Effective Time, or, in the case of the 13E-3 and the Registration Statements, when filed with the SEC, contain any statement which, at such time and in light of the circumstances under which it will be made, will be false or misleading with respect to any material fact, or will omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication to Zing's shareholders which has become false or misleading. In the event Zing discovers, after mailing the Proxy Statement, that the Proxy Statement is false or misleading with respect to a material fact, or omits to state a material fact, Zing shall take such steps as it deems required under the 1934 Act to correct such false or misleading statement or omission.

                       (h)    Litigation.   Except as set forth in Schedule
                              ----------
          4.1(h), there is no action, suit, claim, proceeding or investigation pending or, to the best knowledge of Zing after due inquiry, threatened, which could, in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of Zing and the Subsidiaries, taken as a whole; to the best knowledge of Zing after due inquiry there is no reasonable basis for any specific claim that may result in a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of Zing and the Subsidiaries, taken as a whole, and that is reasonably likely to be asserted; and Zing is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality which could have a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of Zing and the Subsidiaries, taken as a whole.

                       (i)    No   Material   Liabilities.      Except   as
                              ---------------------------
          specifically disclosed to MergerCo or reflected or reserved against on the audited financial statements of Zing for the fiscal year ended June 30, 1994, and the unaudited financial statements of Zing for the six months ended December 31, 1994, copies of which have previously been delivered to MergerCo, or in the footnotes thereto and except as set forth specifically herein, there are no outstanding liabilities of Zing and the Subsidiaries, taken as a whole, of any nature whatsoever, liquidated or unliquidated, fixed or contingent, known or unknown, except such liabilities as have arisen in the ordinary course of business since December 31, 1994 or such liabilities which, in the aggregate, are not material to the business of Zing and the Subsidiaries, taken as a whole.

                       (i)    Financing.   Omnirel  has  received, or  will
                              ---------
          have received prior to the Effective Time, the written commitment of the Bank to lend Omnirel an aggregate of up to $2,000,000, on or before the Effective Time, and on terms which permit Omnirel to use such funds to repay a portion of its outstanding debt to Zing. The definitive agreements relating to the same subject matter are hereinafter collectively referred to as the "Financing Documentation" and the transactions contemplated thereby are hereinafter referred to as the "Financing". At the Effective Time, provided that the proceeds of the Financing are received, Zing will have sufficient cash to make the Cash Payment and to pay all fees and expenses related to the Merger. As of the date hereof, Zing does not know of any facts or circumstances that may reasonably be expected to result in the Financing Documentation not being obtained or the Financing not being consummated.

                       (j)    Solvency.     Zing, immediately prior  to the
                              ---------
          Effective Time, and the Surviving Corporation, at and immediately after the Effective Time (and after giving effect to any changes in the Surviving Corporation's assets and liabilities as a result of the Merger), will not (a) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its respective probable liabilities on its existing debts as they become absolute and matured), (b) be unable to pay its respective debts from time to time incurred as such debts become absolute and mature, and (c) have unreasonably small capital with which to engage in its business.

               4.2     Representations   and   Warranties    of   MergerCo.
                       ---------------------------------------------------
          MergerCo represents and warrants to Zing as follows:

                       (a)    Authorization.   MergerCo has  full corporate
                              -------------
          power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and shareholders of MergerCo, and no other corporate proceedings on the part of
          MergerCo are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by, and is the valid and binding obligation of MergerCo, enforceable against MergerCo in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                       (b)    Organization.  MergerCo is a corporation duly
                              ------------
          organized, validly existing and in good standing under the laws of the State of New York, with all corporate franchise taxes duly paid, and has the corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted. MergerCo has delivered to Zing a true and correct copy of its Certificate of Incorporation, as amended through the date hereof, and By-Laws, as currently in effect. The authorized shares of capital stock of MergerCo as of the date hereof, the issued and outstanding shares of capital stock of MergerCo and the record and beneficial owners thereof are as set forth on Schedule 4.2(b) hereto. As of the Effective Time, the authorized shares of capital stock of MergerCo, the issued and outstanding shares of capital stock of MergerCo and the record or beneficial owners thereof (together with the number of shares of MergerCo Common Stock each such owner owns beneficially and of record as of the date hereof) will be as set forth on Schedule 4.2(b) hereto. The outstanding shares of MergerCo Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are free of preemptive rights. There are no outstanding or authorized subscriptions, options, warrants, calls, convertible securities, rights, commitments or any other agreements of any character relating to any securities of MergerCo. MergerCo has not issued any securities, or taken any action or omitted to take any action, presently giving rise to claims for violation of federal or state securities laws or the securities laws of any other jurisdiction.

                       (c)    Non-Contravention. The execution and delivery
                              -----------------
          of this Agreement and the consummation of the transactions contemplated hereby do not and will not:

                              (i)  violate   any   provision   of  the
               Certificate of Incorporation or By-Laws of MergerCo;
                              (ii) violate, or result with the passage
               of time in the violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance or restriction upon any of the material properties of MergerCo pursuant to any provision of, any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which MergerCo is a party or by which it or any of its properties are bound;
                              (iii)     violate or  conflict with  any
               other restriction of any kind or character to which MergerCo is subject, or by which any of its assets may be bound where such violation or conflict would have a material adverse effect on MergerCo; or
                              (iv) constitute   an   event  permitting
               termination of a material agreement to which MergerCo is a party.

                       (d)    Consents.   Except  for (i)  filings required
                              --------
          pursuant  to Section  904 of the  BCL, and  (ii) as set  forth on
          Schedule 4.2(d) hereto, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution, delivery and performance of this

          Agreement by MergerCo, the consummation by MergerCo of any of the transactions contemplated hereby, and the acquisition, at or before the Effective Time, of capital stock of MergerCo by the Major Shareholder as set forth on Schedule 4.2(b).

                       (e)    Accuracy  of   Information  Furnished.     No
                              -------------------------------------
          statement by MergerCo contained in this Agreement or the Schedules hereto, and no statement contained in any certificate or other instrument or document furnished or to be furnished by or on behalf of MergerCo to Zing pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary to make the statements contained herein or therein not misleading. None of the information supplied in writing by MergerCo for express inclusion in the Proxy Statement or set forth in the 13E-3, or in any amendments thereof or supplements thereto, will, on the date the Proxy Statement is first mailed to shareholders of Zing or at the Effective Time or, in the case of the 13E-3, when filed with the SEC, contain any statement which, at such time and in light of the circumstances under which it will be made, will be false or misleading with respect to any material fact, or will omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication to Zing's shareholders which has become false or misleading. MergerCo will cooperate with Zing to correct any such statement which becomes false or misleading.

                       (f)    Litigation.  There is no action, suit, claim,
                              ----------
          proceeding or investigation pending or, to the best knowledge of MergerCo after due inquiry, threatened, which, in the aggregate, could have a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of MergerCo; to the best knowledge of MergerCo after due inquiry there is no reasonable basis for any specific claim that may result in a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of MergerCo and that is reasonably likely to be asserted; and MergerCo is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality which could have a material adverse effect on the condition (financial or otherwise), business, earnings or results of operations of MergerCo.

                       (g)    Business.   MergerCo has  not engaged  in any
                              --------
          activities other than those incident to its organization or as contemplated by the terms of this Agreement. Except for obligations or liabilities incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, MergerCo has not incurred any obligations or liabilities or entered into any agreements or arrangements with any person or entity.

                       All of the representations and warranties of Zing and MergerCo in this Article IV shall terminate as of the Effective Time or upon the earlier termination of this Agreement.

                                      ARTICLE V
                                      COVENANTS
               5.1     Covenants of Zing.
                       -----------------

                       (a)    Notification.  Zing shall give prompt  notice
                              ------------
          to MergerCo of (i) any notice or other communication received by Zing subsequent to the date of this Agreement and prior to the Closing Date relating to a default or event which, with notice or lapse of time or both, would become a default by Zing in the performance of any of its material obligations contained herein, or which would cause any warranty or representation of Zing to be untrue or misleading in any material respect, under this Agreement, or (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, other than such consents which, in the aggregate, would not result in a prohibition of the consummation of the Merger.

                       (b)    Conduct of Business; Certain Covenants.  From
                              --------------------------------------
          and after the date of this Agreement and until the Closing Date, other than as necessary to consummate the transactions contemplated hereby, and except as set forth on Schedule 5.1(b) hereto, Zing will, and will cause the Subsidiaries to:
                              (i)  conduct its and  their business and
               operations in the ordinary and usual course of business and consistent with past practice;

                              (ii) use its and their best efforts in a
               manner consistent with its current practices to preserve intact its business, organization and relationships with employees, agents, customers, suppliers and others having business dealings with it or them;
                              (iii)     refrain from  engaging in  any
               activity which would violate any condition or provision of the Financing Documentation; and
                              (iv) maintain their respective books and
               records in accordance with generally accepted accounting principles consistently applied over the periods in question.
               Prior to the Closing Date, and subject to the terms and conditions herein provided, Zing, with the cooperation of MergerCo, will, and will cause each of the Subsidiaries to:
                              (v)  promptly  comply  with  all  filing
               requirements which foreign, federal or state law may impose on Zing or the Subsidiaries with respect to the Merger and the transactions contemplated hereby; and
                              (vi) use  best  efforts  to  obtain,  as
               promptly as possible, any consent, authorization or approval of, or exemption by, any governmental authority or agency or other third party, including without limitation, its landlord and lenders and those persons (other than Zing or the Subsidiaries) who are parties to the agreements described in the Schedules hereto required to be obtained or made by it in connection with the Merger or the taking of any action in connection with the consummation thereof; and

                       (c)    Proxy Statement.   As promptly as practicable
                              ---------------
          after the date of this Agreement, Zing shall prepare and mail to the shareholders of Zing the Proxy Statement, in compliance with the 1934 Act and its by-laws.

                       (d)    13E-3.   As promptly as practicable after the
                              -----
          execution of this Agreement, Zing shall prepare and file the 13E-3 with the SEC and, thereafter, shall prepare and file with the SEC all amendments thereto required by the 1934 Act.

                       (e)    Registration of Omnirel  Common and Preferred
                              ---------------------------------------------
          Shares.  As  promptly as practicable after the  execution of this
          ------
          Agreement, Zing shall cause Omnirel to prepare and file a registration statement on Form S-4 (the "Omnirel Registration Statement") with the SEC for the registration of the Omnirel Common and Preferred Shares.

                       (f)    Registration of TACTech  Shares.  As promptly
                              -------------------------------
          as practicable after the execution of this Agreement, Zing shall cause TACTech to prepare and file a registration statement on Form S-4 (the "TACTech Registration Statement") with the SEC for the registration of the TACTech Shares (the Omnirel Registration Statement and the TACTech Registration Statement being referred to hereinafter sometimes collectively as the "Registration Statements").

                       (g)    Blue  Sky  Qualifications.   As  promptly  as
                              -------------------------
          practicable after the execution of this Agreement, Zing shall cause Omnirel and TACTech to qualify the Omnirel Common and Preferred Shares, and the TACTech Shares, respectively, for a public offering, in all jurisdictions where Zing shareholders reside.

                       (h)    Financing.   Zing shall cause Omnirel  to use
                              ---------
          commercially reasonable efforts to enter into the Financing Documentation and obtain the Financing. Zing shall also cause
          Omnirel to take all reasonable actions necessary to satisfy before the Effective Time all requirements of the Financing Documentation which are conditions to obtaining the proceeds of the Financing.

               5.2     Covenants of MergerCo.
                       ---------------------

                       (a)    Proxy Statement/Prospectus.   As  promptly as
                              --------------------------
          practicable after the execution of this Agreement, MergerCo shall provide to the Company all information concerning MergerCo, its Board of Directors, officer(s), shareholders, agents and representatives, and such other matters as the Company shall reasonably request for inclusion in the Proxy Statement/Prospectus.

                       (b)    Notification.    MergerCo shall  give  prompt
                              ------------
          notice to Zing of (i) any notice or other communication received by MergerCo, subsequent to the date of this Agreement and prior to the Closing Date, relating to a default or event which, with notice or lapse of time or both, would become a default by Zing in the performance of any of its material obligations contained herein, or which would cause any warranty or representation of Zing to be untrue or misleading in any material respect under this Agreement, or (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, other than such consents which, in the aggregate, would not result in a prohibition of the consummation of the Merger.

               5.3     Governmental Filings.  MergerCo shall cooperate with
                       --------------------
          Zing in filing any necessary or advisable applications, reports or other documents including, without limitation, the Proxy Statement, 13E-3 each of the Registration Statements and any amendments thereto and all Blue Sky disclosure documents and applications, with any federal or state agencies, authorities or bodies (domestic and foreign) having colorable jurisdiction with respect to the Merger and the transactions contemplated thereby, and in seeking necessary or advisable consultation with and prompt favorable action by any such agencies, authorities or bodies.

               5.4     Publicity.  Zing and MergerCo will consult with each
                       ---------
          other before making any public announcements with respect to the Merger or any other transactions contemplated hereby, and any public announcements shall be made only at such time and in such manner as Zing and MergerCo shall mutually agree, except that either party, upon prior notice to the other party, shall be free to make such public announcements as it shall reasonably deem necessary to comply with applicable laws.

               5.5     Best Efforts.   Subject to the terms  and conditions
                       ------------
          of this Agreement, each of the parties hereto shall use its best efforts to take, or cause to be taken, as promptly as possible, all appropriate action, and to do, or cause to be done, all things proper, necessary or advisable under applicable laws and regulations to consummate and make effective as promptly as possible the transactions contemplated by this Agreement, including, without limitation, the convening a meeting of Zing shareholders and the obtaining of necessary governmental approvals and third party consents. The parties will provide to each other the information necessary to effect the foregoing.

                                      ARTICLE VI
                                      CONDITIONS

               6.1     Conditions   to   Obligations   of   MergerCo.   The
                       ---------------------------------------------
          obligation of MergerCo to consummate the Merger is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by MergerCo to the extent permitted by applicable law.

                       (a)    Copies  of  Resolutions.    At  the   Closing
                              -----------------------
          (hereinafter defined), Zing shall have furnished MergerCo with certified copies of resolutions duly adopted by the Board of Directors and shareholders of Zing approving the execution and delivery of this Agreement as provided in Section 6.2 hereof and the performance by Zing of the transactions contemplated hereby and all other necessary or proper corporate action to enable Zing to comply with the terms of this Agreement.

                       (b)    Representations,  Warranties  and  Covenants.
                              --------------------------------------------
          The representations and warranties of Zing contained in this Agreement shall be true and correct in all material respects when made and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date, and Zing shall have performed in all material respects all covenants required to be performed by Zing hereunder at or prior to the Effective Time.

                       (c)    Consents.   At  the  Closing,  all  consents,
                              --------
          authorizations, orders or approvals described in Schedule 4.1(e) hereto shall have been obtained.

                       (d)    Litigation.   At the Closing, there  shall be
                              ----------
          no effective injunction, writ or preliminary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction restraining or prohibiting the consummation of the transactions provided for herein or any of them and, immediately prior to the Closing, no proceeding or lawsuit shall have been commenced and be pending or be threatened by any governmental or regulatory agency or any other person with respect to the transactions contemplated by this Agreement which is likely to result in any of the foregoing or in the payment of damages in excess of $250,000 by Zing, the Subsidiaries or MergerCo.

                       (e)    No  Material  Adverse   Change.  No  material
                              ------------------------------
          adverse change in the affairs, condition, property or business of Zing shall have occurred from the date hereof until the Closing Date.

                       (f)    Warrants.  All  Warrants heretofore issued by
                              --------
          Zing to purchase shares of Zing Common Stock shall have been exercised or deemed to have been exercised in accordance with
          Section 3.3.

                       (g)    Certificate.    The  Board  of  Directors  of
                              -----------
          MergerCo shall have received a certificate from Zing, signed by the Chief Executive Officer of Zing, stating that to the best of such officer's knowledge the representations and warranties made herein by Zing are true and correct as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and that Zing has performed in all material respects all covenants required to be performed by Zing hereunder prior to the Effective Time.

               6.2     Shareholder    Approval    and    Effectiveness   of
                       ----------------------------------------------------
          Registration  Statements as  Conditions to  Obligations of  Zing.
          ----------------------------------------------------------------
          The obligations of Zing to consummate the Merger are unconditionally subject to: (i) the approval of the Merger by the affirmative vote, in person or by proxy, of the holders of two thirds of the issued shares of Zing Common Stock outstanding on the record date fixed for determining the shareholders of Zing entitled to vote thereon at the annual meeting of Zing shareholders; (ii) effectiveness of the Registration Statements; and (iii) notification from all U.S. jurisdictions in which holders of Public Shares reside that all Blue Sky requirements of each such jurisdiction have been satisfied with respect to the offer of the Omnirel Common and Preferred Shares and the TACTech Shares.

               6.3     Additional  Conditions to Obligations  of Zing.  The
                       ----------------------------------------------
          obligation of Zing to consummate the Merger is further subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Zing to the extent permitted by applicable law.

                       (a)    Copies  of  Resolutions.    At  the  Closing,
                              -----------------------
          MergerCo shall have furnished Zing with certified copies of resolutions duly adopted by its Board of Directors and shareholders approving the execution and delivery of this Agreement and the performance of the transactions contemplated hereby and all other necessary or proper corporate action to enable MergerCo to comply with the terms of this Agreement.

                       (b)    Representations.  Warranties  and  Covenants.
                              --------------------------------------------
          The representations and warranties of MergerCo contained in this Agreement shall be true and correct in all material respects when made and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date and MergerCo shall have performed in all material respects all covenants required to be performed by MergerCo hereunder prior to the Effective Time.

                       (c)    Consents.    At  the Closing,  all  consents,
                              --------
          authorizations, orders or approvals described in Schedule 4.2(d) hereto shall have been obtained.

                       (d)    Financing.   At  the  Closing, Omnirel  shall
                              ---------
          have received and shall have paid to Zing the full amount of the Financing as contemplated by the Financing Documentation or such lesser amount as Omnirel and Zing shall be willing to accept.

                       (e)    Litigation. At the Closing, there shall be no
                              ----------
          effective injunction, writ or preliminary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction restraining or prohibiting the consummation of the transactions provided for herein or any of them and, immediately prior to the Closing Date. no proceeding or lawsuit shall have been commenced and be pending or be threatened by any governmental or regulatory agency or any other person with respect to the transactions contemplated by this Agreement which is likely to result in any of the foregoing.

                       (f)    Certificate.   The Board of Directors of Zing
                              -----------
          shall have received a certificate from MergerCo, signed by the chief executive officer of MergerCo, stating that to the best of such officer's knowledge the representations and warranties made herein by MergerCo are true and correct as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, and that MergerCo has performed in all material respects all covenants required to be performed by MergerCo hereunder prior to the Effective Time.

                       (g)    Dissenting Shareholders.   The fair  value of
                              -----------------------
          Public Shares tendered pursuant to Section 623 of the BCL shall not exceed $250,000.

                       (h)    Adverse Tax  Consequences.   Zing's Board  of
                              --------------------------
          Directors shall not have determined that the taxes to be incurred as a result of the Merger are in such an amount that incurring them would outweigh the benefits of proceeding with the Merger.

               6.4     Failure  of the Conditions Set Forth in Section 6.2.
                       ---------------------------------------------------
          If the shareholders of Zing shall fail to approve the Merger, or the SEC shall fail to declare any one or more of the Registration Statements effective, or Omnirel or TACTech, as the case may be, shall fail to receive notification of Blue Sky clearance from all U.S. jurisdictions in which holders of Public Shares reside, in accordance with the provisions of Section 6.2 hereof, or if the Merger is not consummated for any other reason not the fault of MergerCo, this Agreement shall terminate and Zing shall pay all fees, costs and expenses of MergerCo up to $250,000.

               6.5     Failure  to meet Conditions Set Forth in Section 6.1
                       ----------------------------------------------------
          or 6.3.  If any of the conditions set forth in Section 6.1 or 6.3
          ------
          hereof cannot be met and is not waived on or before the Closing Date, the party whose obligations are subject to the satisfaction of such condition (provided such party is not in breach of any of its material obligations hereunder), itself, at its sole option,
          (i) may terminate this Agreement in accordance with Section 8.1 hereof, or (ii) may proceed to Closing without waiving any rights hereunder with respect to the other party hereunder whether as a matter of law or equity, including, but not limited to, the right to specific performance as to any such condition, the satisfaction of which is within the control of the other party.

                                     ARTICLE VII
                                       CLOSING

               7.1     Closing  Date.  The  closing   of  the  transactions
                       -------------
          contemplated by  this Agreement  shall occur (i)  as provided  in
          Section 6.5(ii); (ii) upon the later of the date upon which all conditions set forth in Sections 6.1, 6.2 and 6.3 have been satisfied or waived; or (iii) on such other date as the parties may agree (the applicable date being the "Closing Date"), whichever date is the first to occur.

               7.2     Actions  to be Taken. If no party lawfully exercises
                       --------------------
          any right it may have to terminate this Agreement, the parties shall consummate the Merger at the offices of Morrison Cohen Singer & Weinstein, 750 Lexington Avenue, New York, New York, on the Closing Date, and shall cause an executed copy of the certificate of merger, with appropriate officers' certificates attached, to be filed in accordance with the BCL.

                                     ARTICLE VIII
                 TERMINATION; REMEDIES FOR BREACH OF THIS AGREEMENT;
                                   INDEMNIFICATION

               8.1     Termination for Failure  to Close on  Time.  In  the
                       ------------------------------------------
          event that for any reason, the Merger is not consummated on or before August 31, 1995, as such date may be extended from time to time by mutual consent of the parties hereto, and unless the Agreement has been earlier terminated pursuant to Section 6.5 hereof, this Agreement may be terminated by action either of the Board of Directors of Zing or of MergerCo upon notice from one party to the other.

               8.2     MergerCo Remedies; Expenses.   If any condition  set
                       ---------------------------
          forth in Section 6.1 hereof is not satisfied and this Agreement is terminated pursuant to Section 6.5 or 8.1 hereof, so long as the representations and warranties of MergerCo contained herein are true and correct in all material respects and MergerCo is not in breach or violation of any of its covenants or obligations contained in this Agreement, Zing shall pay all fees, costs and expenses of MergerCo incurred with respect to this Agreement and the transactions contemplated hereby, the aggregate of all such fees and expenses not to exceed $250,000. In addition, MergerCo shall be entitled to obtain from Zing court costs and attorneys' fees incurred by it in enforcing its rights hereunder.

               8.3     Indemnification.
                       ---------------

                       (a)    Directors and  Officers.  The  parties hereto
                              -----------------------
          agree to cooperate and use all reasonable efforts to defend against and respond to any suit, action, proceeding or investigation relating to this Agreement or to the transactions contemplated hereby commenced by any third party, whether commenced before or after the date hereof or the Effective Time. It is understood and agreed that Zing shall indemnify and hold harmless and, after the Effective Time, the Surviving Corporation shall indemnify and hold harmless (and shall advance expenses
          to), each present and former director and officer of Zing and any of its Subsidiaries (the "Indemnified Parties") to the fullest extent required or permitted under Zing's Certificate of Incorporation and By-Laws as in effect on the date hereof, or under New York law, against any losses, claims, damages, liabilities, costs, expenses, judgments and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to any action, alleged action, omission or alleged omission occurring at or prior to the Effective Time (including without limitation, any claims, actions, suits, proceedings or investigations which arise out of or relate to the transactions contemplated by this Agreement). Zing's and, after the Merger, the Surviving Corporation's Certificate of Incorporation and By-Laws shall not be amended in a manner that adversely affects the rights of any party to indemnification thereunder or under this Section 8.3. The provisions of this Section 8.3 shall survive the Merger and, at and after the Effective Time, the Surviving Corporation shall assume and perform the obligations of Zing thereunder and hereunder.

                       (b)    The  Surviving  Corporation.   The  Surviving
                              ---------------------------
          Corporation shall use its best efforts to cause to be maintained in effect for not less than three years from the Effective Time the current policies of directors' and officers' liability insurance maintained by Zing and Zing's Subsidiaries (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous so long as no lapse in coverage occurs as a result of such substitution) with respect to all matters, including the transactions contemplated hereby, occurring prior to and including the Effective Time; provided, however, that, in the event that any claim or claims are asserted or made within such three year period, such insurance shall be continued in respect of any such claim or claims until the final disposition of any and all such claims; and, provided further, the Surviving Corporation shall not be required to pay annual premiums in excess of 150% of Zing's total current annual premiums for such insurance; and, provided further, that if the Surviving Corporation is unable to obtain the insurance required by this subsection it shall obtain as much comparable insurance as can be obtained for an annual premium equal to such maximum amount (including insurance in respect of any claim asserted or made within such three year period and not yet finally disposed). The cost of all insurance required hereunder shall be an Eligible Liability, paid for from the Deferred Payment Fund, to the full extent thereof.

                       (c)    Indemnification of MergerCo.   Zing agrees to
                              ---------------------------
          indemnify and hold harmless MergerCo and its shareholders, affiliates, officers, directors, employees, and agents against and in respect of any damage, liability, deficiency, loss, cost, expense, obligation or claim (including reasonable attorneys' fees) incurred or sustained by any of them arising out of, resulting from or related to any information contained in the Proxy Statement, any of the Registration Statements or the 13E-3 which contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except for information contained in the Proxy Statement or any of the Registration Statements which was transmitted to Zing in writing by MergerCo for express inclusion in the Proxy Statement or any Registration Statement.

                                      ARTICLE IX
                                    MISCELLANEOUS

               9.1     Payment of Expenses. Except as otherwise provided in
                       -------------------
          this Agreement, if the Merger is not consummated, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses. If the Merger is consummated, the Surviving Corporation shall pay all such costs incurred by MergerCo.

               9.2     Modification    and    Waiver.     No    supplement,
                       -----------------------------
          modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

               9.3     Assignment. Neither Zing nor MergerCo shall have the
                       ----------
          authority   to  assign  its  rights  or  obligations  under  this
          Agreement without the prior written consent of the other party.

               9.4     Burden and Benefit.
                       ------------------
                       (a) This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

                       (b) In the event of a default by Zing of any of its obligations hereunder, the sole and exclusive recourse and remedy of MergerCo shall be against Zing and its assets and under no circumstances shall any officer, director, shareholder or affiliate of Zing be liable in law or equity for any obligations of Zing.

                       (c) In the event of a default by MergerCo of any of its obligations hereunder, the sole and exclusive recourse and remedy of Zing shall be against MergerCo and its assets, and under no circumstances shall any officer, director, shareholder or affiliate of MergerCo be liable in law or equity for any obligations of MergerCo hereunder.

                       (d) It is the intent of the parties hereto that no third-party beneficiary rights be created or deemed to exist in favor of any person not a party to this Agreement unless otherwise expressly agreed in writing by the parties.

               9.5     Entire Agreement.  This Agreement and  the Schedules
                       ----------------
          referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral, among the parties or any of them with respect to the subject matter thereof.

               9.6     No  Survival.  Except  as  specifically  set   forth
                       ------------
          herein, no representation, warranty or covenant of either party hereto shall survive the Closing. Except as specifically set forth herein, a party's sole remedy for the other party's breach of a representation, warranty or covenant is to terminate this
          Agreement and not to consummate the Merger. Upon the consummation of the Merger, there shall be no liability of either party to the other in the event of a breach by the other party of any representation, warranty or covenant hereunder.

               9.7     Governing Law. This  Agreement shall be governed  by
                       -------------
          and construed according to the laws of the State of New York governing a contract made and to be performed wholly within that State.

               9.8     Notices. Any  notice, request, instruction  or other
                       -------
          document to be given hereunder by a party shall be in writing and delivered personally or by facsimile transmission, or by telex, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
                       If to Zing:
                              Zing Technologies, Inc.
                              115 Stevens Avenue
                              Valhalla, New York 10595
                              Attn: Robert E. Schrader
                       with a copy to:
                              Morrison Cohen Singer & Weinstein
                              750 Lexington Avenue
                              New York, New York 10022
                              Attn: Henry A. Singer, Esq.
                       If to MergerCo:
                              Zing MergerCo Corp.
                              c/o Zing Technologies, Inc.
                              115 Stevens Avenue
                              Valhalla, New York 10595
                              Attn: Robert E. Schrader
                       with a copy to:
                              Morrison Cohen Singer & Weinstein
                              750 Lexington Avenue
                              New York, New York 10022
                              Attn: Henry A. Singer, Esq.

          or to such other persons or addresses as may subsequently be designated in writing by the party to receive such notice in accordance with the terms hereof. If mailed as aforesaid, three days after the date of mailing shall be the date notice shall be deemed to have been received.

               9.9     Counterparts. This Agreement may  be executed in two
                       ------------
          or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

               9.10    Rights Cumulative. All rights, powers and privileges
                       -----------------
          conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with the terms hereof.

               9.11    Severability of Provisions.  The parties agree  that
                       --------------------------
          (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (iii) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

               9.12    Headings. The headings of the Articles and  Sections
                       --------
          of this Agreement and in the Schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereto.

               9.13    Exhibits  and  Schedules.   The  Schedules  attached
                       ------------------------
          hereto and referred to herein are a part of this Agreement for all purposes. Terms which are defined in this Agreement shall have the same meanings when used in the Schedules hereto.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

                                        ZING TECHNOLOGIES, INC.

                                        By:
                                           --------------------------------
                                        Name:     Robert E. Schrader
                                             ------------------------------
                                        Title:     President
                                              -----------------------------


                                        ZING MERGER CO., INC.

                                        By:
                                           --------------------------------
                                        Name:     Robert E. Schrader
                                             ------------------------------
                                        Title:     President
                                              -----------------------------

                                   SCHEDULE 4.1(b)
                                 LIST OF SUBSIDIARIES

               1.   Omnirel Corporation
               2.   Transition Analysis Component Technology, Inc.

                                   SCHEDULE 4.1(c)
                            CAPITALIZATION OF SUBSIDIARIES

               1.   Omnirel Corporation
                    -------------------
                         Authorized Capital
                         ------------------
                         3,000,000 shares of common stock, $.01 par value.

                         Record and Beneficial Owners
                         ----------------------------

                         Name                     Number of Shares
                         ----                     ----------------
                         Zing Technologies, Inc.  1,030,919
                         John Allwein                 538.2
                         Rosario Gioia              1,017.2
                         Timothy Hickey             1,200.0
                         Alan Taskar                  200.0
                         Steven Dawe                  380.4
                         James Goguen                  20.0
                         Ronald Turley                326.0
                         William Gould                 90.0
                         Thomas Grune                  20.0
                         Nancy Jantzen                 20.0
                                                  ---------
                              TOTAL               1,034,731

               2.   Transition Analysis Component Technology, Inc.
                    ----------------------------------------------
                         Authorized Capital
                         ------------------
                         50,000 shares of common stock, $.01 par value. Record and Beneficial Owners
                         ----------------------------
                         Name                          Number of Shares
                         ----                          ----------------
                         Zing Technologies, Inc.            13,680
                         Malcolm Baca                        1,520
                                                            ------
                              TOTAL                         15,200
                                                            ======

               3.   Outstanding Options and Warrants
                    --------------------------------
                               Zing Technologies, Inc.
                               -----------------------
           Name                       No. of Warrants       Exercise Price
           ----                       ---------------       --------------

           John F. Catrambone                   3,000             $1.34375
           Martin S. Fawer                     41,857             $1.34375
           Laurence W. Higgitt                  3,000             $1.34375
           Henry A. Singer                      3,000             $1.34375
           John Burrows                        23,034             $1,34375
           Michael DeCesare                     4,666             $1.34375
           [           ]                        7,500             $1.34375
           Dorothy Schrader                     1,762             $1.34375
           Wayne Schrader                      44,012             $1.34375
                TOTAL                         139,331
                                              =======

                                 Omnirel Corporation
                                 -------------------
           Name                        No. of Options       Exercise Price
           ----                        --------------       --------------
           Allwein, John                           50                $3.00
           Allwein, John                        3,530                $6.50
           Allwein, John                        8,450                $8.00
           Backiel, Peter                         412                $6.50
           Backiel, Peter                         150                $8.00

           Catrambone, John                   100,000                $8.00
           Comey, John                          3,000               $10.00
           Dawe, Steve                          1,610                $6.50
           Dawe, Steve                          3,100                $8.00
           Dorton, Dave                           475                $6.50
           Dorton, Dave                           200                $8.00
           Duval, Chet                            317                $6.50
           Duval, Chet                            100                $8.00
           Enwright, Martin                     5,000               $10.00
           Falk, Noble                            162                $6.50
           Falk, Noble                             50                $8.00
           Gioia, Roy                           3,175                $6.50
           Gioia, Roy                           4,000                $8.00
           Goguen, Jim                          1.005                $6.50
           Goguen, Jim                            300                $8.00
           Gould, Bill                            460                $6.50
           Gould, Bill                            150                $8.00
           Hebert, Paul                           162                $6.50
           Hebert, Paul                            50                $8.00
           Hickey, Michael Tim                  1,400                $5.00
           Hickey, Michael Tim                    500                $8.00
           Law, Lou Ann                           317                $6.50
           Law, Lou Ann                           100                $8.00
           Lynch, Mark                          8,000                $8.00
           Lynch, Mark                          2,000               $10.00
           Maloney, Ed                            412                $6.50
           Maloney, Ed                            150                $8.00
           Muller, Dick                         8,000                $8.00
           Muller, Dick                         2,000               $10.00
           Murphy, William                        125                $6.50
           Murphy, William                         25                $8.00
           Rutherford, Tom                        124                $6.50
           Sullivan, Richard                      450                $6.50
           Sullivan, Richard                      150                $8.00
           Taskar, Alan                           500                $8.00
           Teebagy, Tom                         5,000               $10.00
           Turley, Ron                             24                $3.00
           Turley, Ron                            820                $6.50
           Vaudo, Tony                          5,000               $10.00
              TOTAL                           171,030
                                              =======

               4.   Voting Agreements
                    -----------------
               Shareholders Agreement dated as of May 28, 1987 between TACTech and Malcolm Baca, which however will terminate as of the Effective Time.

                                   SCHEDULE 4.1(d)

                                  NON-CONTRAVENTION

                    None.

                                   SCHEDULE 4.1(e)
                                APPROVALS AND CONSENTS

                    Securities and Exchange Commission
                    Securities Commissioners/Blue Sky Administrators of the
                     following states:

                                   SCHEDULE 4.1(f)

                                     TAX MATTERS

                 [Identify tax returns to be filed by Closing Date.]

                                   SCHEDULE 4.1(h)
                                      LITIGATION

                                   SCHEDULE 4.2(b)

                               CAPITAL STOCK OWNERSHIP

               The authorized shares of capital stock of MergerCo and the record and beneficial owners thereof are as set forth below:

               Zing Merger Co., Inc.
               ---------------------
                    Authorized Capital
                    ------------------
                    200 shares of common stock, no par value per share. Record and Beneficial Owners as of the Effective Time
                    -----------------------------------------------------
                    Name                               Number of Shares
                    ----                               ----------------
                    Robert E. Schrader and
                    Deborah J. Schrader                         100

                                   SCHEDULE 4.2(d)

                                  CONSENTS REQUIRED
                    None.

                                       ANNEX II

                         New York Consolidated Laws Service
                     Copyright (c) 1994, Lawyers Cooperative Publishing

            ***  THIS SECTION IS  CURRENT THROUGH CHAPTER  738 APPROVED 8/16/94
      ***

                                BUSINESS CORPORATION LAW
                                  ARTICLE 6  Shareholders

                                NY CLS Bus Corp Sec. 623 (1994)

          Sec. 623.    Procedure to  enforce  shareholder's right  to  receive
          payment for shares

             (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

             (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

             (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section
          905 or 913.

             (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

                                    NY CLS Bus Corp Sec. 623 (1994)

             (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph
          (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

             (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

             (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election
          to dissent, or within fifteen days   after  the  proposed
          corporate   action  is  consummated, whichever is later (but
          in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each
          shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such
          shares.   If  the corporate action has
          been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his

                                    NY CLS Bus Corp Sec. 623 (1994)

          shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2)  as to each shareholder who
          has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of  such offer will be made by
          the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss  statement or  statements to any shareholder  to whom  such balance sheet or
          profit  and   loss  statement   or  statements   were  previously
          furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders  were furnished with a
          proxy or information  statement,  which   included  financial
          statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

             (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

             (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

             (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period,

                                    NY CLS Bus Corp Sec. 623 (1994)

          all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

             (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

             (4)   The  court  shall  determine   whether  each  dissenting
          shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment  for his shares.  If  the corporation  does  not
          request any such determination  or  if   the  court  finds
          that   any  dissenting shareholder is so entitled, it shall
          proceed to fix the value of the shares, which, for the
          purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury  and without referral  to an  appraiser or
          referee.  Upon  application   by  the   corporation  or  by   any
          shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

             (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.


             (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the
          corporate  offer  of  payment  for   his  shares  was  arbitrary,
          vexatious or otherwise not in good faith, no interest shall be allowed to him.

             (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The

                                    NY CLS Bus Corp Sec. 623 (1994)

          court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation;
          (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

             (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

             (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515
          (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

             (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

             (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

             (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

             (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

             (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

                                    NY CLS Bus Corp Sec. 623 (1994)

             (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under
          this section shall be given in the manner  provided   in  section
          605  (Notice   of  meetings of shareholders).

             (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                                      ANNEX III

                      PREFERRED STOCK CERTIFICATE OF DESIGNATION

                    STATEMENT  OF   THE   DESIGNATIONS,   PREFERENCES   AND
          RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SERIES A CUMULATIVE PREFERRED REDEEMABLE STOCK OF OMNIREL CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS THEREOF, WHICH SHALL BE SET FORTH IN THE CERTIFICATE OF INCORPORATION OF SUCH CORPORATION.
                                 -------------------
                        Pursuant to Section 151 of the General
                       Corporation Law of the State of Delaware
                                 -------------------
                    We, the  undersigned, John F. Catrambone  and Martin S.
          Fawer, the President and Secretary, respectively, of Omnirel Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law (the "GCL"), DO HEREBY CERTIFY that the Board of Directors of the Corporation (the "Board") duly adopted the following resolutions on ____________ ___, 1995:

                    RESOLVED,  that  pursuant  to  the authority  expressly
          granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board hereby creates a series of cumulative preferred redeemable stock of the Corporation, without par value, and hereby fixes the designations, preferences and relative, participating, optional or other special rights of the shares of such class, and the qualifications, limitations, or restrictions thereof (in addition to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth in the Certificate of Incorporation which are applicable to preferred stock of all series) as follows:

               1. DESIGNATION. The preferred stock created by this resolution shall be designated as "Series A Cumulative Redeemable Preferred Stock" (the "Preferred Stock"), and shall consist of 2,694,971 shares of Preferred Stock.

               2. DEFINITIONS. The following terms shall have the meanings set forth below.
                    "Change in Control" means: (a) any  sale or issuance or
                     -----------------
          series of sales and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of affiliated Persons (other than the owners of Common Stock or their affiliates as of the date on which the Preferred Stock is issued) owning capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Board and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation if, after giving effect to such merger, the holders of the Corporation's outstanding capital stock immediately prior to the merger shall own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board.

                    "Common  Stock" means, collectively,  the Corporation's
                     -------------
          common stock, $ .01 par value per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                    "Dividend Reference  Dates"  means March  31, June  30,
                     -------------------------
          September  30 and December  31 of each  year, beginning September
          30, 1995.

                    "Junior  Securities"  means  any  of the  Corporation's
                     ------------------
          equity securities, including the Common Stock, which does not rank prior to the Preferred Stock, either as to dividends or upon liquidation.

                    "Liquidation Value" of a share of Preferred Stock as of
                     -----------------
          any particular date shall be equal to $1.30 (One Dollar and Thirty Cents), as reduced from time to time by any partial prepayment thereof pro rata pursuant to a Partial Redemption.

                    "Person"   means  an   individual,  a   partnership,  a
                     ------
          corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Redemption" or "Partial Redemption" as to any share of
                     ----------      ------------------
          Preferred Stock means the prepayment or partial prepayment, respectively, in either case at the Corporation's option, of the Liquidation Value or a portion of the Liquidation Value pursuant to a notice of Redemption or Partial Redemption.

                    "Redemption Date"  or "Partial  Redemption Date" as  to
                     ---------------       ------------------------
          any share of Preferred Stock means the Dividend Reference Date specified in the notice of any Redemption or Partial Redemption, at the Corporation's option; provided that no such Date shall be a Redemption Date or Partial Redemption Date unless the Liquidation Value, or such portion thereof as specified in the notice of Partial Redemption, of such share of Preferred Stock (plus all accrued and unpaid dividends thereon) is actually paid in full in accordance with the notice of Redemption or Partial Redemption, as the case may be, on such date, and if not so paid in full, the Redemption Date or Partial Redemption Date shall be the date on which such amount is fully paid.

                    "Subsidiary"  means, with  respect to  any  Person, any
                     ----------
          corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

               3.   DIVIDENDS.
                    (a)  General  Obligation.  When and  as declared by the
                         -------------------
          Board and to the extent permitted under the GCL, the Corporation shall pay preferential dividends to the holders of the Preferred Stock as provided in this Section 3. Except as otherwise provided herein, dividends on each share of Preferred Stock shall accrue on a quarterly basis at the rate of [___%] per annum, uncompounded, of the then outstanding amount of the Liquidation Value thereof, from and including the date of issuance of such share of Preferred Stock to and including the Dividend Reference Date on which the Liquidation Value or any portion thereof of such share of Preferred Stock is paid. Such dividends shall accrue on a quarterly basis whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues the shares of Preferred Stock shall be deemed to be their "date of issuance", regardless of the number of times transfer of such shares of Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Preferred Stock.

                    (b)  Dividend  Reference Dates. To the  extent not paid
                         -------------------------
          on the Dividend Reference Dates, all dividends which have accrued on each share of Preferred Stock outstanding during the three-month period (or shorter period, if any, in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share of Preferred Stock until paid.

                    (c)  Distribution of Partial Dividend  Payments. Except
                         ------------------------------------------
          as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed pro rata among the holders of the Preferred Stock based upon the number of shares of Preferred Stock held by each such holder.

               4. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary of involuntary, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value then outstanding (plus all accrued and unpaid dividends) of all shares of Preferred Stock held by such holder, and shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Corporation's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 4, then all of the assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value then outstanding (plus all accrued and unpaid dividends) of the Preferred Stock. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for  payment all accrued and  unpaid dividends with
                                          6
          respect  to the  Preferred  Stock.   The  Corporation shall  mail
          written notice of such liquidation, dissolution or winding up to each record holder of Preferred Stock not fewer than 60 days prior to the payment date stated therein. Neither the consolidation nor merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4.

               5. PRIORITY OF PREFERRED STOCK. Neither the Corporation nor any Subsidiary shall redeem, purchase or otherwise acquire, directly or indirectly, any Junior Securities, nor shall the Corporation, directly or indirectly, pay or declare any dividend or make any distribution upon any Junior Securities, if at such time any Preferred Stock is outstanding and there exists any accrued and unpaid dividends from any Dividend Reference Date prior to the date on which such action is taken.

               6.   REDEMPTION; PARTIAL REDEMPTION.
                    (a)  Full  and Partial  Redemptions.    The Corporation
                         ------------------------------
          may, at any time, redeem all or any portion of the Preferred Stock then outstanding. In the event the Corporation elects to declare a full redemption ("Redemption"), the Corporation shall pay a price per share of Preferred Stock equal to the Liquidation
                                          7

          Value thereof plus all accrued and unpaid dividends thereon, including all dividends thereon which will accrue after the date of the notice of Redemption through the Dividend Reference Date specified therein. In the event the Corporation elects to declare a partial redemption of the Preferred Stock (a "Partial Redemption"), the Corporation shall pay all accrued and unpaid dividends on all outstanding shares of Preferred Stock, including all dividends thereon which will accrue after the date of the notice of Redemption through the Dividend Reference Date specified therein and shall prepay, pro rata to all holders of Preferred Stock, a portion of the then outstanding amount of the Liquidation Value thereof. No Partial Redemption pursuant to this Subsection 6(a) may be made for less than ten percent (10%) of the then outstanding amount of the Liquidation Value of the Preferred Stock.

                    (b)  Redemption  Payment; Surrender  of Certificate(s).
                         -------------------------------------------------
          In the event the Corporation elects to declare the Redemption of the Preferred Stock and prepay the full amount of the Liquidation Value then outstanding, plus all accrued and unpaid dividends thereon, the Corporation shall not be obligated to pay the holder thereof any such sum unless and until such holder has surrendered, at the Corporation's principal office, the certificates(s) representing such Preferred Stock. In the event the Corporation elects to make a Partial Redemption, the Liquidation Value of a share of Preferred Stock shall, without the surrender of any certificate therefor or any other action on the part of a holder thereof, be deemed automatically to have been reduced pro rata by an amount equal to that portion of the Liquidation Value being prepaid.
          Prior to the time of Redemption or any Partial Redemption of Preferred Stock, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the shares of Preferred Stock which are to be redeemed, including all dividends thereon which will accrue after the date of the notice of Redemption or Partial Redemption through the Dividend Reference Date specified therein.

                    (c)  Notice  of Redemption.  The Corporation shall mail
                         ---------------------
          written notice of Redemption or any Partial Redemption to each record holder of Preferred Stock not more than sixty (60) nor fewer than thirty (30) days prior to the date on which such

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


          Redemption or Partial Redemption is to be made. Upon mailing any notice of Redemption or Partial Redemption the Corporation shall become obligated to pay the Liquidation Value or portion thereof specified in such notice and all dividends required hereunder to then be paid at the time specified therein.

                    (d)  Dividends   After  Redemption   Date  Or   Partial
                         --------------------------------------------------
          Redemption Date.  No share  of Preferred Stock is entitled to any
          ---------------
          dividends accruing after the Redemption Date. Shares of Preferred Stock shall be entitled to dividends after a Partial Redemption Date at the rate of [___%] per annum, uncompounded, of the amount of Liquidation Value remaining unpaid immediately following the Partial Redemption Date. On the Redemption Date, all rights of the holder of shares of Preferred Stock shall cease, and such shares of Preferred Stock shall not be deemed to be outstanding. All shares of Preferred Stock outstanding prior to a Partial Redemption Date shall remain outstanding immediately thereafter, except that the Liquidation Value thereof shall be reduced pro rata by the aggregate amount of the prepayment made pursuant to such Partial Redemption. Shares of Preferred Stock shall be entitled to dividends after a Partial Redemption Date at the rate of [___%] per annum, uncompounded, of the amount of Liquidation Value remaining unpaid immediately following the Partial Redemption Date.

                    (e)  Redeemed or Otherwise Acquired Shares of Preferred
                         --------------------------------------------------
          Stock.   Any  shares of  Preferred  Stock which  are redeemed  or
          -----
          otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

                    (f)  Other Redemptions  or Acquisitions.   Neither  the
                         ----------------------------------
          Corporation nor any Subsidiary shall redeem or otherwise acquire any shares of Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Preferred Stock.

               7. VOTING RIGHTS. (a) Except as provided hereinbelow and as otherwise required by law, the Preferred Stock shall have no voting rights.
                    (i) In the event that a Change in Control occurs, upon the effective date of such Change in Control there shall vest in the holders of the Preferred Stock the exclusive right, voting as a single class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board immediately prior to the vesting of that right. The remaining directors shall be elected in accordance with the provisions of the Corporation's Certificate of Incorporation and By-laws by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right of the Preferred Stock shall continue until such time as the Preferred Stock has been fully redeemed, at which time the voting right of the holders of the Preferred Stock shall terminate.

                    (ii) Whenever the voting right described in Subsection 7(a)(i) above shall have vested in the holders of the Preferred Stock, the right may be exercised initially either at a special meeting of the holders of the Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

                    (iii) At any time when the voting right described in Subsection 7(a)(i) above shall have vested in the holders of the Preferred Stock, and if the right shall not already have been initially exercised, an appropriate officer of the Corporation shall, upon the written request of the holders of record of 10% in number of the shares of the Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Preferred Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date pursuant to the form of notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If the meeting shall not be called by the appropriate officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing it within the United States by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, addressed to the Secretary of the Corporation at its principal office, then the holders of record of 10% in number of shares of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the

          Corporation, and such meeting may be called by such person so designated pursuant to the form of notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this Subsection 7(a)(iii). Any holder of the Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this Subsection 7(a)(iii). Notwithstanding the provisions of this paragraph, however, no such special meeting shall be held during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

                    (iv) At any meeting held for the purpose of electing directors at which the holders of the Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Preferred Stock shall be required and be sufficient to constitute a quorum of the holders of such Preferred Stock for the election of directors by the holders of Preferred Stock. At any such meeting or adjournment thereof, (A) the affirmative vote of the holders of a plurality of shares of Preferred Stock voting in person or by proxy shall be required to elect each of the two directors elected at such meeting, (B) the absence of a quorum of the holders of the Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of  Preferred Stock, and the absence of  a
                                          12
          quorum or  quorums of the  holders of other classes  or series of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Preferred Stock, and (C) in the absence of a quorum of the holders of Preferred Stock, a majority of the holders of Preferred Stock present in person or by proxy shall have the power to adjourn the meeting for the election of directors which the holders of Preferred Stock are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                    (v)  The directors elected pursuant  to Subsection 7(a)
          shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that when the right of the holders of the Preferred Stock to elect directors as herein-above provided shall terminate, the terms of office of all persons so elected by the holders of Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in accordance with the Certificate of Incorporation and By-laws of the Corporation irrespective of any increase made pursuant to Subsection 7(a).

                    (vi) So long as any shares of Preferred Stock are outstanding, the Certificate of Incorporation and By-laws of the Corporation shall contain provisions ensuring that the number of Directors of the Corporation shall at all times be such that the exercise by the holders of shares of Preferred Stock of the right to elect directors under the circumstances provided in this Subsection 7(a) will not contravene any provisions of the Corporation's Certificate of Incorporation or By-laws.

                    (b) So long as any shares of the Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of Preferred Stock then outstanding, (i) create or issue, or increase the authorized number of, shares of any class or classes or series of stock ranking prior to the Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the Preferred Stock or (iii) authorize any reclassification of the Preferred Stock.

               8.   REGISTRATION OF TRANSFER.
                    The Corporation shall keep at its principal office a register for the registration of the Preferred Stock, or shall engage a registrar and transfer agent for such purpose. Upon the surrender of any certificate representing Preferred Stock at such place in connection with the transfer of all or a portion of the shares represented thereby, the Corporation shall execute and the Corporation or such registrar and transfer agent shall deliver (at the Corporation's expense) to the transferee(s) of the shares represented by the original certificate and, if applicable, to the transferor for any remaining shares, a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Preferred Stock represented by the name(s) of the transferee(s) of the surrendered certificate. Each such new certificate shall be registered in the name(s) of the transferee(s) and transferor, if applicable, and shall be substantially identical in form to the surrendered certificate. Dividends shall accrue on the Preferred Stock represented by such new certificates from the initial Dividend Reference Date or the date, if any, on which accrued dividends have been fully paid on such Preferred Stock.

               9.   REPLACEMENT; REISSUANCE
                    (a) Upon receipt of an affidavit, or such other evidence of loss as may be reasonably satisfactory to the Corporation, attesting to the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation, at its expense, shall execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Preferred Stock of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the initial Dividend Reference Date or the date, if any, on which dividends have been fully paid on the Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

                    (b) In the event of a Partial Redemption, the Liquidation Value of each share of Preferred Stock shall be automatically reduced pro rata according to the amount of partial prepayment of the Liquidation Value. The Corporation shall have no obligation to issue new certificates for any outstanding shares of Preferred Stock to reflect the partial prepayment of the Liquidation Value thereof, nor to accept any certificates tendered in exchange for new certificates reflecting such partial prepayment of the Liquidation Value.

               10.  AMENDMENT AND WAIVER.
                    No amendment, modification or waiver shall be binding or effective with respect to any provision of this Certificate of Designation without the prior written consent of the holders of at least two-thirds (66-2/3%) of the Preferred Stock outstanding at the time such action is taken, and no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with or into another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Preferred Stock then outstanding.

               11.  NOTICES.
                    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder). Notices shall be deemed to have been given when delivered personally, three days after mailing when sent by registered or certified mail, or one day after deposit with a reputable overnight courier service.

                    RESOLVED, FURTHER, that the appropriate officers of the Corporation be, and they hereby are, authorized, empowered and directed to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151(g) of the GCL.

                    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf this ______ day of _______, 1995.


                                             ------------------------------
                                                  John F. Catrambone

          ATTEST:


          -----------------------------------
             Martin S. Fawer